Exhibit 10.9

Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1993, as amended

Chevron USA Inc.

&

APT Sunshine State LLC

NASSCO Newbuilding Tanker Hull # 503

TBN SUNSHINE STATE

Time Charter Party Dated

November 20, 2009

***

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

Time Charter Party

~~LONDON~~Greenwich, CT

November 20, 2009

IT IS THIS DAY AGREED between APT Sunshine State LLC
of c/o Blackstone Capital Partners V USS, L.P., its Managing Member, 345 Park Avenue, 29th floor, New York, NY 10154, a Delaware limited liability company (hereinafter referred to as “Owners”), being owners of the good motor/~~steam~~* vessel called US Flag NASSCO Newbuilding Tanker Hull #503 TBN SUNSHINE STATE
(hereinafter referred to as “the vessel”) described as per Clause 1 hereof and Chevron USA Inc.
~~of~~ with principal offices at 6001 Bollinger Canyon Rd., San Ramon, CA 94583 (hereinafter referred to as “Charterers”):

Description	1.	At the date of delivery of the vessel under this charter and throughout the charter period:
And		(a)	she shall be classed by a Classification Society which is a member of the International
Condition of Vessel

Association of Classification Societies; Vessel will be classed ABS + A (E), oil product/chemical carrier, ESP, VEC, SH

SHCM, AMS, + ACCU, UWILD, IMO type III — not IMO II compliant owing to structural. Owners endeavoring best efforts to appeal but results not guaranteed.

		(b)	she shall be in every way fit to carry crude petroleum and/or its products;
		(c)	she shall be tight, staunch, strong, in good order and condition, and in every way fit for the service, with her machinery, boilers, hull and other equipment (including but not limited to ~~hull~~
~~stress calculator~~ cargo max or equivalent, ABS approved and certified, radar, computers and computer systems) in a good and efficient state;
		(d)	her tanks, valves and pipelines shall be oil-tight;
		(e)	she shall be in every way fitted for burning, in accordance with the grades specified in Clause
29 hereof: IFO 380 and MGO, Charterers shall supply fuels in accordance with ISO 8217 International Standards - 2005 Edition
~~(i) at sea, fuel oil for main propulsion and fuel oil/marine diesel oil* for auxiliaries;~~
~~(ii) in port, fuel oil/marino diesel oil* for auxiliaries~~
		(f)	she shall comply with the regulations in force so as to enable her to pass through the Suez and
Panama Canals by day and night without delay;
		(g)	she shall have on board all certificates, documents and equipment required from time to time by any applicable law to enable her to perform the charter service without delay;
		(h)	she shall comply with the description in the OCIMF Harmonised Vessel Particulars Questionnaire appended hereto as Appendix A, provided however that if there is any conflict between the provisions of this questionnaire and any other provision, including this Clause 1, of this charter such other provisions shall govern;
		(i)	her ownership structure, flag, registry, classification society and management company shall not be changed;
Safety		(j)	Owners will operate:
Management			(i) a safety management system certified to comply with the International Safety
Management Code (“ISM Code”) for the Safe Operation of Ships and for
Pollution Prevention;
(ii) a documented safe working procedures system (including procedures for the identification and mitigation of risks);
(iii) a documented environmental management system;
(iv) documented accident/incident reporting system compliant with flag state requirements;
		(k)	Owners shall submit to Charterers a monthly written report detailing all accidents/incidents and environmental reporting requirements, ~~in accordance with the “Shell Safety and Environmenta~~l
~~Monthly-Reporting Template” appended hereto as Appendix B;~~
		(l)	Owners shall maintain Health Safety Environmental (“HSE”) records sufficient to demonstrate compliance with the requirements of their HSE system and of this charter. Charterers reserve the right to confirm compliance with HSE requirements by audit of Owners.
		(m)	Owners will arrange at their expense for a SIRE inspection to be carried out at intervals of ~~six~~
~~months~~ one year plus or minus thirty days. Additional inspections or inspections of greater frequency than 1 year are to be for Charterers’ account.
Shipboard	2.	(a)	At the date of delivery of the vessel under this charter and throughout the charter period:
Personnel			(i) she shall have a full and efficient complement of master, officers and crew for a
And their			vessel of her tonnage, who shall in any event be not less than the number required
Duties			by the laws of the flag state and who shall be trained to operate the vessel and her equipment competently and safely;
(ii) all shipboard personnel shall hold valid certificates of competence in accordance with the requirements of the law of the flag state;

* Delete as appropriate.

* Delete as appropriate.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

(iii) all shipboard personnel shall be trained in accordance with the relevant provisions of the International Convention on Standards of Training, Certification
and Watchkeeping for Seafarers, 1995 or any additions, modifications or subsequent versions thereof;
(iv) there shall be on board sufficient personnel with a good working knowledge of the English language to enable cargo operations at loading and discharging places to be carried out efficiently and safely and to enable communications between the vessel and those loading the vessel or accepting discharge there from to be carried out quickly and efficiently;
~~(v) the terms of employment of the vessel’s staff and crew will always remain~~
~~acceptable to The International Transport Worker’s Federation and the vessel~~
~~will at all times carry a Blue Card;~~
(vi) the nationality of the vessels officers given in the OCIMF Vessel Particulars
Questionnaire referred to in Clause 1(h) will not change without Charterers’ prior agreement
		(b)	Owners guarantee that throughout the charter service the master shall with the vessel’s officers and crew, unless otherwise ordered by Charterers;
(i) prosecute all voyages with the utmost despatch; at Vessel’s warranted service speed
(ii) render all customary assistance; and
(iii) load and discharge cargo as rapidly as possible when required by Charterers or their agents to do so, by night or by day, but always in accordance with the laws of the place of loading or discharging (as the case may be) and in each case in accordance with any applicable laws of the flag state.
Duty to	3.	(a)	Throughout the charter service Owners shall, whenever the passage of time, wear and tear or
Maintain			any event (whether or not coming within Clause 27 hereof) requires steps to be taken to maintain or restore the conditions stipulated in Clauses 1 and 2(a) exercise due diligence so to maintain or restore the vessel.
		(b)	If at any time whilst the vessel is on hire under this charter the vessel fails to comply with the requirements of Clauses 1, 2(a) or 10 then hire shall be reduced to the extent necessary to indemnify Charterers for such failure. If and to the extent that such failure affects the time taken by the vessel to perform any services under this charter, hire shall be reduced by an amount equal to the value, calculated at the rate of hire, of the time so lost.
Any reduction of hire under this sub-Clause (b) shall be without prejudice to any other remedy available to Charterers, but where such reduction of hire is in respect of time lost, such time shall be excluded from any calculation under Clause 24.
		(c)	If Owners are in breach of their obligations under Clause 3(a)), Charterers may so notify Owners in writing and if, after the expiry of 30 days following the receipt by Owners of any such notice,
Owners have failed to demonstrate to Charterers’ reasonable satisfaction the exercise of due diligence as required in Clause 3(a), the vessel shall be off-hire, and no further hire payments shall be due, until Owners have so demonstrated that they are exercising such due diligence.
		(d)	Owners shall advise Charterers immediately, in writing, should the vessel fail an inspection by, but not limited to, a governmental and/or port state authority, and/or terminal and/or major charterer of similar tonnage. Owners shall simultaneously advise Charterers of their proposed course of action to remedy the defects which have caused the failure of such inspection.
		(e)	If, in Charterers reasonably held view:
(i) failure of an inspection, or,
(ii) any finding of an inspection,
referred to in Clause 3(d), prevents normal commercial operations then Charterers have the option to place the vessel off-hire from the date and time that the vessel fails such inspection, or becomes commercially inoperable, until the date and time that the vessel passes a re-inspection by the same organisation, or becomes commercially operable, which shall be in a position no less favourable to Charterers than at which she went off-hire.
		(f)	Furthermore, at any time while the vessel is off-hire under this Clause 3 (with the exception of
Clause 3(e)((ii)), Charterers have the option to terminate this charter by giving notice in writing with effect from the date on which such notice of termination is received by Owners or from any later date stated in such notice. This sub-Clause (f) is without prejudice to any rights of
Charterers or obligations of Owners under this charter or otherwise (including without limitation
Charterers’ rights under Clause 21 hereof). However, Owners are to be given a period of 45 days to take corrective action or substitute a vessel of comparable quality prior to Charter being terminated.
Period,	4.	(a)	Owners agree to let and Charterers agree to hire the vessel for a period of Nine (9) months time charter firm, plus
Trading Limits and Safe Places

one (1) three (3)-month extension at Charterers’ option, declarable *** in advance Charterers shall have the option of canceling this time charter by giving Owners forty-five (45)-day written notice of cancelation. This cancelation option is not exercisable prior to the 4.5-month anniversary date of charter commencement. Hence, earliest vessel redelivery would be 4.5 months + 45-day notification = 6-month anniversary of charter commencement.

~~Plus or-minus __ days in Charterers’ option~~, commencing from the time and date of delivery of the vessel, for the purpose of carrying all lawful merchandise (subject always to Clause 28)
including in particular;

Owners undertake that Vessel shall be in every way fit to carry Clean Petroleum or Dirty Petroleum Products and easy chemicals including: crude oil, avgas, vacuum gas oil, all grades of gasoline and distillates,

ethanol, denatured ethanol, naphtha. natural gasoline, blendstocks, unfinished petroleum products, as limited by coating resistance tables, and always compatible with Vessel’s COI. See also prior cargoes on delivery, detailed in Line 142.

In US Coastwise plus Caribbean-Panama-South America range, with legal exclusions for US Flag and UN exclusions ~~any part of the world~~, as Charterers shall direct, subject to the limits of the current ~~British~~-American

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

Institute Warranties and any subsequent amendments thereof, but always subject to Clause 2.3 TRADING AREAS AND EXCLUSIONS. Any extraordinary expenses associated with Alaska trading are to be for Charterers’ account. If, during the course of this Charter, Vessel is engaged in Intrastate Commerce (by this it is meant voyages within the same state), any resulting taxes imposed by the State in question shall be for Charterers’ account. Notwithstanding the above, income taxes are always for Owners’ account. Notwithstanding the foregoing, but subject to Clause 35, Charterers may order the vessel ~~to ice-bound waters or~~ to any part of the world outside such limits provided that Owner’s consent thereto (such consent not to be unreasonably withheld) and that Charterers pay for any insurance premium required by the vessel’s underwriters as a consequence of such order. Vessel not to enter icebound port, force ice or follow ice breakers.
(b) Any time during which the vessel is off-hire under this charter may be added to the charter period in Charterers’ option up to the total amount of time spent off-hire. In such cases the rate of hire will be that prevailing at the time the vessel would, but for the provisions of this Clause, have been redelivered.
(c) Charterers shall use due diligence to ensure that the vessel is only employed between and at safe places (which expression when used in this charter shall include ports, berths, wharves, docks, anchorages, submarine lines, alongside vessels or lighters, and other locations including locations at sea) where she can safely lie always afloat. Notwithstanding anything contained in this or any other clause of this charter, Charterers do not warrant the safety of any place to which they order the vessel and shall be under no liability in respect thereof except for loss or damage caused by their failure to exercise due diligence as aforesaid. Subject as above, the vessel shall be loaded and discharged at any places as Charterers may direct, provided that
Charterers shall exercise due diligence to ensure that any ship-to-ship transfer operations shall conform to standards not less than those set out in the latest published edition of the
ICS/OCIMF Ship-to-Ship Transfer Guide. See also additional Clause 3.5 SHIP TO SHIP TRANSFER
(d) Unless otherwise agreed, the vessel shall be delivered by Owners upon inbound arrival ~~dropping outward-~~pilot station at a port in
U.S. West Coast, LA/SF range or one port U.S. Gulf see Clause 2.1 DELIVERY
At Charterers’ ~~Owners’~~ option declarable upon lifting subjects and redelivered to Owners upon arrival inbound ~~dropping outward pilot~~ pilot station at a port in
U.S. Gulf,
At Owners’ ~~Chartorers’~~ option. See also attached Clause 2.2 REDELIVERY
(e) The vessel will deliver with cargo tanks fully inerted and ~~last cargo(es) of~~ free of cargo from shipyard, or last 3
(or less. it fewer than 3 voyages performed since shipyard delivery) CPP unleaded undarker than 2.5 NPA and will redeliver with last three cargo(es)of CPP and undarker than 2.5 NPA, and immediate last carqo to be both CPP and unleaded.
(f) ~~Owners are required to give Charterers   days prior notice of delivery and Charterers are~~
~~required to give Owners   days~ prior notice of delivery~~. See attached Clause 2.4 NOTICE OF
DELIVERY/REDELIVERY
Laydays/	5.	The vessel shall not be delivered to Charterers before ***
Cancelling		and Charterers shall have the option of cancelling this charter if the vessel is not ready and at their disposal on or before ***, if delivery is USG. Otherwise, if delivery is USWC, laydays commencement/cancelling are ***, to be narrowed by Owners to ***

on lifting of subjects then further narrowed by Owners to a *** by *** Houston, Monday,

***.

Owners to	6.	Owners undertake to provide and to pay for all provisions, wages (including but not limited to all
Provide		overtime payments), and shipping and discharging fees and all other expenses of the master, officers and crew; also, except as provided in Clauses 4 and 34 hereof, for all insurance on the vessel, for all deck, cabin and engine-room stores, and for water; for all drydocking, overhaul, maintenance and repairs to the vessel; and for all fumigation expenses and de-rat certificates. Owners’ obligations under this Clause 6 extend to all liabilities for customs or import duties arising at any time during the performance of this charter in relation to the personal effects of the master, officers and crew, and in relation to the stores, provisions and other matters aforesaid which Owners are to provide and pay for and Owners shall refund to Charterers any sums Charterers or their agents may have paid or been compelled to pay in respect of any such liability. Any amounts allowable in general average for wages and provisions and stores shall be credited to Charterers insofar as such amounts are in respect of a
Period when the vessel is on-hire.
Charterers to	7.	(a) Charterers shall provide and pay for all fuel (except fuel used for domestic services), towage
Provide		and pilotage and shall pay agency fees, port charges, commissions, expenses of loading and unloading cargoes, canal dues and all charges other than those payable by Owners in accordance with Clause 6 hereof, provided that all charges for the said items shall be for
Owners’ account when such items are consumed, employed or incurred for Owners’ purposes or while the vessel is off-hire (unless such items reasonably relate to any service given or distance made good and taken into account under Clause 21 or 22); and provided further that any fuel used in connection with a general average sacrifice or expenditure shall be paid for by Owners.
(b) In respect of bunkers consumed for Owners’ purposes these will be charged on each occasion by Charterers on a “first-in-first-out” basis valued on the prices actually paid by Charterers.
(c) If the trading limits of this charter include ports in the United States of America and/or its protectorates then Charterers shall reimburse Owners for port specific charges relating to additional premiums charged by providers of oil pollution cover, when incurred by the vessel calling at ports in the United States of America and/or its protectorates in accordance with
Charterers orders.

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

Rate of	8.		Subject as herein provided, Charterers shall pay for the use and hire of the vessel at the rate of United
Hire

States Dollars ***. This rate of hire is the total payable by Charterers to Owners, from which Owners shall directly pay Broker’s commission. If Charterers declare USWC delivery, then the *** of charter hire shall be reduced to *** per day, and pro rata for any part of a day, from

			the time and date of her delivery (local time) to Charterers until the time and date of redelivery (local
			time) to Owners.
Payment of	9.		Subject to Clause 3(c) and 3(e), payment of hire shall be made in immediately available funds by telegraphic transfer to
Hire	Owner’s designated bank as advised in attached Clause 1.1 OWNER’S BANK
			to:

			Account:

			in United States Dollars per calendar month in advance, less:
			(i) any hire paid which Charterers reasonably estimate to relate to off-hire periods, and;
			(ii) any amounts disbursed on Owners’ behalf, any advances and commission thereon, and
			charges which are for Owners’ account pursuant to any provision hereof, and;
			(iii) any amounts due or reasonably estimated to become due to Charterers under Clause 3(c)
			or 24 hereof,
			any such adjustments to be made at the due date for the next monthly payment after the facts
			have been ascertained. Charterers shall not be responsible for any delay or error by Owners’
			bank in crediting Owners’ account provided that Charterers have made proper and timely
			payment.
			In default of such proper and timely payment:
		(a)	Owners shall notify Charterers of such default and Charterers shall within seven days of receipt
			of such notice pay to Owners the amount due, including interest, failing which Owners may
			withdraw the vessel from the service of Charterers only after 30 days of default without prejudice to any other rights Owners
			may have under this charter or otherwise; and;
		(b)	Interest on any amount due but not paid on the due date shall accrue from the day after that date
			up to and including the day when payment is made, at a rate per annum which shall be ~~1~~ 2%
			above the U.S. Prime Interest Rate as published by the Chase Manhattan Bank in New York at
			12.00 New York time on the due date, or, if no such interest rate is published on that day, the
			interest rate published on the next preceding day on which such a rate was so published,
			computed on the basis of a 360 day year of twelve 30-day months, compounded semi-annually.
Space	10.		The whole reach, burthen and decks on the vessel and any passenger accommodation (including
Available to			Owners’ suite) shall be at Charterers’ disposal, reserving only proper and sufficient space for the
Charterers			vessel’s master, officers, crew, tackle, apparel, furniture, provisions and stores, provided that the
			weight of stores on board shall not, unless specially agreed, exceed 200 tonnes at any time during the
			charter period.
Segregated	11.		In connection with the Council of the European Union Regulation on the Implementation of IMO
Ballast			Resolution A747(18) Owners will ensure that the following entry is made on the International Tonnage
			Certificate (1969) under the section headed “remarks”:
			“The segregated ballast tanks comply with the Regulation 13 of Annex 1 of the International
			Convention for the prevention of pollution from ships, 1973, as modified by the Protocol of 1978
			relating thereto, and the total tonnage of such tanks exclusively used for the carriage of segregated
			water ballast is The reduced gross tonnage which should be used for the calculation
			of tonnage based tees is approximately 24,200 cum”.
Instructions	12.		Charterers shall from time to time give the master all requisite instructions and sailing directions, and
And Logs			the master shall keep a full and, correct log of the voyage or voyages, which Charterers or their agents
			may inspect as required. The master shall when required furnish Charterers or their agents with a true
			copy of such log and with property completed loading and discharging port sheets and voyage reports
			for each voyage and other returns as Charterers may require. Charterers shall be entitled to take copies
			at Owners’ expense of any such documents which are not provided by the master.
Bills of	~~13.~~	~~(a)~~	~~The master (although appointed by Owners) shall be under the order and direction of~~
Lading			~~Charterers as regards employment of the vessel, agency and other arrangements, and shall sign~~
			~~Bills of Lading as Charterors or their agents may direct (subject always to Clauses 35 (a) and~~
			40 ~~without prejudice to this charter. Charterors hereby indemnify Owners against all~~
			~~consequences or liabilities that may arise;~~
			~~(i)  from signing Bills of Lading in accordance with the directions of Charterers or their~~
			~~agents, to the extent that the terms of such Bills of Lading fail to conform to the~~
			~~requirements of this charter, or (except as provided in Clause 13(b) from the master~~
			~~otherwise complying with Charterers’ or their agents’ orders;~~
			~~(ii)  from any irregularities in papers supplied by Charterers or their agents.~~
		~~(b)~~	~~If Charterers by telex, facsimile or other term of written communication that specifically refers~~
			~~to this Clause request Owners to discharge a quantity of cargo either without Bills of Lading~~
			~~and/or at a discharge place other than that named in a Bill of Lading and/or that is different~~
			~~from the Bill of Lading quantity, then Owners shall discharge such cargo in accordance with~~
			~~Charterer’s instructions in consideration of receiving the following indemnity which shall be~~
			~~deemed to be given by Charterers on-each and every such occasion and which is limited in~~
			~~value to 200% of the CIF value of the cargo carried on board;~~
			~~“(i) Charterers shall indemnify Owners and Owners’ servants and agents in respect of any~~
			~~liability loss or damage of whatsoever nature (including legal costs as between attorney or~~
			~~solicitor and client and associated expenses) which Owners may sustain by reason of delivering~~
			~~such cargo in accordance with Charterers’ request.~~

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

~~(ii) Ifany proceeding is commenced against Owners-or any of Owners servants or agents in~~
~~connection with the vessel having delivered cargo in accordance with such request, Charterers~~
~~shall provide Owners or any of Owners’ servants or agents from time to time on demand with~~
~~sufficient funds to defend the said proceedings.~~
~~(iii) If the vessel or any other vessel or property belonging to Owners should be arrested or~~
~~detained, or if the arrest or detention thereof should be threatened, by reason of discharge in~~
~~accordance with Charterers instruction as aforesaid, Charters shall provide on demand such~~
~~Bail or other security as may be required to prevent such arrest or detention or to assure the~~
~~release of such vessel or property and Charterers shall indemnify Owners in respect of any loss,~~
~~damage or expenses caused by such arrest or detention whether or not same may be justified.~~
~~(iv) Charterersshall, if called upon to do so at any time while such cargo is in Charterers’~~
~~possession, custody or control, redeliver the same to Owners.~~
~~(v) Assoon as all original Bills of Lading for the above cargo which name as discharge port the~~
~~place where delivery actually occurred shall have arrived and/or come into Charterers’~~
~~possession, Charterers shall produce and deliver the same to Owners whereupon Charterers’~~
~~liability hereunder shall cease.~~
~~Provided however, if Charterers have not received all such original Bills of Lading by 24.00~~
~~hours on the 36 calendar months after the date of discharge, that this indemnity shall~~
~~terminate at the time unless before that time Charterers have received from Owners written~~
~~notice that:~~
~~a) Some person is making a claim in connection with Owners delivering cargo pursuant to~~
~~Charterors request or,~~
~~b) Legal proceedings have been commenced against Owners and/or carriers and/or~~
~~Charterers and/or any of their respective servants or agents and/or the vessel for the same~~
~~reason.~~
~~When Charterers have received such a notice, then this indemnity shall continue-in force until~~
~~such claim or legal proceedings are settled. Termination of this indemnity shall not prejudice~~
~~any legal rights a party may have outside this indemnity.~~
~~(vi) Owners shall promptly notify Charterer if any person (other than a person to whom~~
~~Charterers ordered cargo to be delivered) claims to be entitled to such cargo and/or if the vessel~~
~~or any other property belonging to Owner is arrested by reason of any such discharge of cargo.~~
~~vii) This indemnity shall be governed and construed in accordance with the English law and~~
~~each and any dispute arising out of or in connection with this indemnity shall be subject to the~~
~~jurisdiction of the High Court of Justice of England.”~~
		~~(c)~~	~~Owners warrant that the Master will comply with orders to carry and discharge against one or~~
~~more Bills of Lading from a set of original negotiable Bills of Lading should Charterers so~~
~~require.~~ See Chevron Clause 5.7, attached.
Conduct of	14.		If Charterers complain of the conduct of the master or any of the officers or crew, Owners shall
Vessel’s			immediately investigate the complaint. If the complaint proves to be well founded, Owners shall,
Personnel			without delay, make a change in the appointments and Owners shall in any event communicate the result of their investigations to Charterers as soon as possible.
Bunkers at	~~15.~~		~~Charterers shall accept and pay for all bunkers on board at the time of delivery, and Owners shall on~~
Delivery and			~~redelivery (whether it occurs at the end of the charter or on the earlier termination of this charter)~~
Redelivery			~~accept and pay for all bunkers remaining on board, at the price actually paid, on a “first-in-first out”~~
~~basis. Such prices are to be supported by paid invoices.~~
~~Vessel to be delivered to and redelivered from the charter with, at least, a quantity of bunkers on board~~
~~sufficient to reach the nearest main bunkering port.~~
~~Notwithstanding anything contained in this charter all bunkers on board the vessel shall, throughout the~~
~~duration of this charter, remain the property of Charterers and can only be purchased on the terms~~
~~specified in the charter at the end of the charter period or, if earlier, at the termination of the~~
~~charter~~. See attached Clause 2.5 BUNKERS ON DELIVERY/REDELIVERY.
Stevedores,	16.		~~Stevedores, when required, shall be employed and paid by Charterers~~, but this shall not
Pilots, Tugs			from responsibility at all times for proper stowage, which must be controlled by the master who shall keep a strict account of all cargo loaded and discharged. Owners hereby indemnify Charterers, their servants and agents against all losses, claims, responsibilities and liabilities arising in any way whatsoever from the employment of pilots, tugboats ~~or stevedores~~, who although employed by
Charterers shall be deemed to be the servants of and in the service of Owners and under their instructions (even if such pilots, tugboat personnel ~~or stevedores~~ are in fact the servants of Charterers their agents or any affiliated company); provided, however, that;
		(a)	the foregoing indemnity shall not exceed the amount to which Owners would have been entitled to limit their liability if they had themselves employed such pilots, tugboats ~~or~~
~~stevedores~~, and;
		~~(b)~~	~~Charterers shall be liable for any damage to the vessel caused by or arising out of the use of~~
~~stevedore, fair wear and tear excepted to the extent that Owner are unable by the exercise of~~
~~due diligence to obtain redress therefore from stevedores.~~
Super-	17.		Charterers may send representatives in the vessel’s available accommodation upon any voyage made
Numeraries			under this charter, Owners finding provisions and all requisites as supplied to officers, except alcohol.
Charterers paying at the rate of United States Dollars ~~15 (fifteen)~~ 25 (twenty-five) per day for each representative while on board the vessel.
Sub-letting/	~~18.~~		~~Charterers may sub-let the vessel, but shall always remain responsible to Owners for due fulfillment of~~
Assignment/			~~this charter. Additionally Charterers may assign or novate the charter to any company of the Royal~~
Novation			~~Dutch/Shell Group of Companies~~. See attached Clauses 5.3 ASSIGNMENT
Final Voyage	19.		If when a payment of hire is due hereunder Charterers reasonably expect to redeliver the vessel before the next payment of hire would fall due, the hire to be paid shall be assessed on Charterers’ reasonable estimate of the time necessary to complete Charterers’ programme up to redelivery, and from which estimate Charterers may deduct amounts due or reasonably expected to become due for;
		(a)	disbursements on Owners’ behalf or charges for Owners’ account pursuant to any provision hereof, and;

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

		(b)	bunkers on board at redelivery pursuant to Clause 15.
Promptly after redelivery any overpayment shall be refunded by Owners or any underpayment made good by Charterers.
If at the time this charter would otherwise terminate in accordance with Clause 4 the vessel is on a ballast voyage to a port of redelivery or is upon a laden voyage, Charterers shall continue to have the use of the vessel at the same rate and conditions as stand herein for as long as necessary to complete such ballast voyage, or to complete such laden voyage and return to a port of redelivery as provided by this charter, as the case may be.
Loss of	20.	Should the vessel be lost, this charter shall terminate and hire shall cease at noon on the day of her
Vessel		loss; should the vessel be a constructive total loss, this charter shall terminate and hire shall cease at noon on the day on which the vessel’s underwriters agree that the vessel is a constructive total loss;
should the vessel be missing, this charter shall terminate and hire shall cease at noon on the day on which she was last heard of. Any hire paid in advance and not earned shall be returned to Charterers and Owners shall reimburse Charterers for the value of the estimated quantity of bunkers on board at the time of termination, at the price paid by Charterers at the last bunkering port.
Off-hire	21.	(a)	On each and every occasion that there is loss of time (whether by way of interruption in the vessel’s service or, from reduction in the vessel’s performance, or in any other manner);
(i) due to deficiency of personnel or stores; repairs; gas-freeing for repairs; time in and waiting to enter dry dock for repairs; breakdown (whether partial or total) of machinery, boilers or other parts of the vessel or her equipment (including without limitation tank coatings); overhaul, maintenance or survey; collision, stranding, accident or damage to the vessel; or any ether similar cause preventing the efficient working of the vessel; and
such loss continues for more than six ~~three-~~consecutive hours (if resulting from interruption in the vessel’s service) or cumulates to more than six ~~three-~~hours (if resulting from partial loss of service); or;
(ii) due to industrial action, refusal to sail, breach of orders or neglect of duty on the part of the master, officers or crew; or;
(iii) for the purpose of obtaining medical advice or treatment for or landing any sick or injured person (other than a Charterers’ representative carried under Clause 17 hereof) or for the purpose of landing the body of any person (other than a Charterers’
representative), and such loss continues for more than six ~~three~~ consecutive hours; or;
(iv) due to any delay in quarantine arising from the master, officers or crew having had communication with the shore at any infected area without the written consent or instructions of Charterers or their agents, or to any detention by customs or other authorities caused by smuggling or other infraction of local law on the part of the master, officers, or crew, or;
(v) due to detention of the vessel by authorities at home or abroad attributable to legal action against or breach of regulations by the vessel, the vessel’s owners, or Owners
(unless brought about by the act or neglect of Charterers); then;
without prejudice to Charterers’ rights under Clause 3 or to any other rights of Charterers hereunder, or otherwise, the vessel shall be off-hire from the commencement of such loss of time until she is again ready and in an efficient state to resume her service from a position not less favourable to Charterers than that at which such loss of time commenced; provided, however, that any service given or distance made good by the vessel whilst off-hire shall be taken into account in assessing the amount to be deducted from hire.
Cumulative delays in accordance with this clause (above) are not to exceed 12 hours in any given 30-day period.
		(b)	If the vessel fails to proceed at any guaranteed speed pursuant to Clause 24, and such failure arises wholly or partly from any of the causes set out in Clause 21(a) above, then the period for which the vessel shall be off-hire under this Clause 21 shall be the difference between;
(i) the time the vessel would have required to perform the relevant service at such guaranteed speed, and;
(ii) the time actually taken to perform such service (including any loss of time arising from interruption in the performance of such service).
For the avoidance of doubt, all time included under (ii) above shall be excluded from any computation under Clause 24.
		(c)	Further and without prejudice to the foregoing, in the event of the vessel deviating (which expression includes without limitation putting back, or putting into any port other than that to which she is bound under the instructions of Charterers) for any cause or purpose mentioned in
Clause 21(a), the vessel shall be off-hire from the commencement of such deviation until the time when she is again ready and in an efficient state to resume her service from a position not less favourable to Charterers than that at which the deviation commenced, provided, however, that any service given or distance made good by the vessel whilst so off-hire shall be taken into account in assessing the amount to be deducted from hire. If the vessel, for any cause or purpose mentioned in Clause 21 (a), puts into any port other than the port to which she is bound on the instructions of Charterers, the port charges, pilotage and other expenses at such port shall be borne by Owners. Should the vessel be driven into any port or anchorage by stress of weather hire shall continue to be due and payable during any time lost thereby.
		(d)	If the vessel’s flag state becomes engaged in hostilities, and Charterers in consequence of such hostilities find it commercially impracticable to employ the vessel and have given Owners written notice thereof then from the date of receipt by Owners of such notice until the termination of such commercial impracticability the vessel shall be off-hire and Owners shall have the right to employ the vessel on their own account.
		(e)	Time during which the vessel is off-hire under this charter shall count as part of the charter period except where Charterers declare their option to add off-hire periods under Clause 4 (b)).
		(f)	All references to time in this charter party shall be references to local time except where otherwise stated.
Periodical	22.	(a)	Owners have the right and obligation to drydock the vessel at scheduled ~~regular~~ intervals of

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

Drydocking				On each occasion Owners shall propose to Charterers a date on which they wish to drydock the vessel, not less than 90 days before such date, and Charterers ~~shall offer a port for such~~
~~periodical drydocking and~~ shall take all reasonable steps to make the vessel available as near to such date as practicable. See also attached Clause 2.9 DRYDOCKING
Owners shall put the vessel in drydock at their expense as soon as practicable after Charterers place the vessel at Owners’ disposal clear of cargo other than tank washings and residues.
Owners shall be responsible for and pay for the disposal into reception facilities of such tank washings and residues and shall have the right to retain any monies received therefor, without prejudice to any claim for loss of cargo under any Bill of Lading or this charter.
		~~(b)~~		~~If a periodical drydocking is carried out in the port offered by Charterers (which must have~~
~~suitable accommodation for the purpose and reception facilities for tank washings and~~
~~residues), the vessel shall be off-hire from the time she arrives at such port until drydocking is~~
~~completed and she is in every way ready to resume Charaterers’ service and is at the position at~~
~~which she went off hire or a position no less favourable to Charterers, whichever she first~~
~~attains. However;~~
~~(i) provided that Owners exercise due diligence in gas-freeing, any time lost in gas-~~
~~freeing to the standard required for entry into drydock for cleaning and painting the hull~~
~~shall not count as off hire, whether lost on passage to the drydocking port or after arrival~~
~~there (notwithstanding Clause 21), and;~~
~~(ii)  any additional time lost in further gas-freeing to meet the standard required for hot work~~
~~or entry to cargo tanks shall count as off hire, whether lost on passage to the drydocking~~
~~port or after arrival there.~~
~~Any time which, but for sub Clause (i) above, would be off hire, shall not be included in any~~
~~calculation under Clause 24.~~
~~The expenses of gas-freeing, including without limitation the cost of bunkers, shall be for~~
~~owners account.~~
		(c)		~~If Owners require the vessel, instead of proceeding to the offered port, to carry out periodical~~
~~drydocking at a special port selected by them,~~ the vessel shall be off-hire from the time when she is released to proceed to the ~~special~~ drydock port until she next presents for loading in accordance with Charterers’ instructions, provided, however, that Charterers shall credit Owners with the time which would have been taken on passage at the service speed had the vessel not proceeded to drydock. All fuel consumed shall be paid for by Owners but Charterers shall credit Owners with the value of the fuel which would have been used on such notional passage calculated at the guaranteed daily consumption for the service speed, and shall further credit Owners with any benefit they may gain in purchasing bunkers at the drydock ~~special~~ port.
		~~(d)~~		~~Charterers shall, insofar as cleaning for periodical drydocking may have reduced the amount of~~
~~tank cleaning necessary to meet Charterers’ requirements, credit Owners with the value of any~~
~~bunkers which Charterers calculate to have been saved thereby, whether the vessel drydocks at~~
~~an offered or a special port.~~
Ship	23.	Charterers shall have the right at any time during the charter period to make such inspection of the
Inspection		vessel as they may consider necessary. This right may be exercised as often and at such intervals as
Charterers in their absolute discretion may determine and whether the vessel is in port or on passage.
Owners affording all necessary co-operation and accommodation on board provided, however:
		(a)		that neither the exercise nor the non-exercise, nor anything done or not done in the exercise or non-exercise, by Charterers of such right shall in any way reduce the master’s or Owners’
authority over, or responsibility to Charterers or third parties for, the vessel and every aspect of her operation, nor increase Charterers’ responsibilities to Owners or third parties for the same;
and;
		(b)		that Charterers shall not be liable for any act, neglect or default by themselves, their servants or agents in the exercise or non-exercise of the aforesaid right.
Detailed	24.	(a)		Owners guarantee that the speed and consumption of the vessel shall be as follows:
Description			Average speed	Maximum average bunker consumption per day
and			~~in knots~~	~~main propulsion~~	~~auxiliaries~~
Performance				~~fuel oil/diesel oil~~	~~fuel oil/diesel oil~~
			~~Ladon~~	~~tonnes~~	~~tonnes~~
				 ~~/~~	 ~~/~~
				 ~~/~~	 ~~/~~
				 ~~/~~	 ~~/~~
			~~Ballast~~	 ~~/~~	 ~~/~~
				 ~~/~~	/
				 ~~/~~	 ~~/~~
				 ~~/~~	/

Vessel shall make an average speed of *** knots in weather up to and including ***

while consuming *** for auxiliary generators.

All fuel consumption warranties shall have a tolerance of *** before penalty is assessed. There shall be no bonus for overperformance, but if Vessel exceeds speed or consumption warranties, that shall be applied against any under-performance before penalty is assessed.

In-port consumption, for guidance only, without guarantee:

Loading: approximately 3.9 tons/day MDO

Discharging; including IG, approximately 17.5 tons/day MDO + 4.5 tons/day MGO

Consumption quantity for auxiliary generators burning HFO is approximately the same as quantity of MDO.

Engines are designed and capable of burning HFO, but could be precluded from burning same in certain restricted areas subject to international, state, federal and local regulations.

The foregoing bunker consumptions are for all purposes except cargo heating and tank cleaning

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

		and shall be pro-rated between the speeds shown.
		The service speed of the vessel is an average of *** knots laden and *** knots in ballast *** and in the absence
		of Charterers’ orders to the contrary the vessel shall proceed at the service speed. However if
		more than one laden and one ballast speed are shown in the table above Charterers shall have
		the right to order the vessel to steam at any speed within the range set out in the table (the
		“ordered speed”).
		~~If the vessel is ordered to proceed at any speed other than the highest speed shown in the~~
		~~table, and the average speed actually attained by the vessel during the currency of such order~~
		~~exceeds such ordered speed plus 0.5 knots (the “maximum recognized speed”), then for the~~
		~~purpose of calculating a decrease of hire under this Clause 24 the maximum recognized speed~~
		~~shall be used in place of the average speed actually attained.~~
		~~For the purposes of this charter the “guaranteed speed” at any time shall be the then current~~
		~~ordered speed or the service speed, as the case may be.~~
		The average speeds and bunker consumptions shall for the purposes of this Clause 24 be
		calculated by reference to the observed distance from pilot station to pilot station on all sea
		passages during each period stipulated in Clause 24 (c), but excluding any time during which
		the vessel is (or but for Clause 22 (b) (i) would be) off-hire and also excluding “Adverse
		Weather Periods”, being;
		(i) any periods during which reduction of speed is necessary for safety in congested waters
		or in poor visibility;
		(ii) any days, noon to noon, when winds exceed force *** for more than

12 hours. Should Vessel not perform as per Clause 24(a) after three months service, then Charterers have the option to review performance criteria and re-establish a mutually agreeable performance clause and/or new charter hire rate.

		(b) If during any year from the date on which the vessel enters service (anniversary to anniversary)
		the vessel falls below or exceeds the performance guaranteed in Clause 24 (a) then if such
		shortfall or excess results;
		(i) from a reduction or an increase in the average speed of the vessel, compared to the speed
		guaranteed in Clause 24 (a), then an amount equal to the value at the hire rate of the time
		so lost or gained, as the case may be, shall be included in the performance calculation;
		(ii) from an increase or a decrease in the total bunkers consumed, compared to the total
		bunkers which would have been consumed had the vessel performed as guaranteed in
		Clause 24 (a), an amount equivalent to the value of the additional bunkers consumed or
		the bunkers saved, as the case may be, based on the average price paid by Charterers for
		the vessel’s bunkers in such period, shall be included in the performance calculation.
		The results of the performance calculation for laden and ballast mileage respectively shall be
		adjusted to take into account the mileage steamed in each such condition during Adverse Weather
		Periods, by dividing such addition or deduction by the number of miles over which the
		performance has been calculated and multiplying by the same number of miles plus the miles
		steamed during the Adverse Weather Periods, in order to establish the total performance
		calculation for such period.
		Reduction of hire under the foregoing sub-Clause (b) shall be without prejudice to any other
		remedy available to Charterers.
		(c) Calculations under this Clause 24 shall be made for the yearly periods terminating on each
		successive anniversary of the date on which the vessel enters service, and for the period
		between the last such anniversary and the date of termination of this charter if less than a year.
		Claims in respect of reduction of hire arising under this Clause during the final year or part
		year of the charter period shall in the first instance be settled in accordance with Charterers’
		estimate made two months before the end of the charter period. Any necessary adjustment
		after this charter terminates shall be made by payment by Owners to Charterers ~~or by~~
		Charterers to Owners as the case may require.
		(d) Owners and Charterers agree that this Clause 24 is assessed on the basis that Owners are not
		entitled to additional hire for performance in excess of the speeds and consumptions given in
		this Clause 24. However, any overperformance is to offset against any underperformance.
Salvage	25.	Subject to the provisions of Clause 21 hereof, all loss of time and all expenses (excluding any
		damage to or loss of the vessel or tortious liabilities to third parties) incurred in saving or attempting
		to save life or in successful or unsuccessful attempts at salvage shall be borne equally by Owners and
		Charterers provided that Charterers shall not be liable to contribute towards any salvage payable by
		Owners arising in any way out of services rendered under this Clause 25.
		All salvage and all proceeds from derelicts shall be divided equally between Owners and Charterers
		after deducting the master’s, officers’ and crew’s share.
Lien	26.	Owners shall have a lien upon all cargoes and all freights, sub-freights and demurrage for any
		amounts due under this charter; and Charterers shall have a lien on the vessel for all monies paid in
		advance and not earned, and for all claims for damages arising from any breach by Owners of this
		charter.
Exceptions	27.	(a) The vessel, her master and Owners shall not, unless otherwise in this charter expressly
		provided, be liable for any loss or damage or delay or failure arising or resulting from any
		act, neglect or default of the master, pilots, mariners or other servants of Owners in the
		navigation or management of the vessel; fire, unless caused by the actual fault or privity of
		Owners; collision or stranding; dangers and accidents of the sea; explosion, bursting of
		boilers, breakage of shafts or any latent defect in hull, equipment or machinery; provided,
		however, that Clauses 1, 2, 3 and 24 hereof shall be unaffected by the foregoing. Further,
		neither the vessel, her master or Owners, nor Charterers shall, unless otherwise in this charter
		expressly provided, be liable for any loss or damage or delay or failure in performance
		hereunder arising or resulting from act of God, act of war, seizure under legal process,
		quarantine restrictions, strikes, lock-outs, riots, restraints of labour, civil commotions or arrest

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

			or restraint of princes, rulers or people.
		(b)	The vessel shall have liberty to sail with or without pilots, to tow or go to the assistance of
			vessels in distress and to deviate for the purpose of saving life or property.
		(c)	Clause 27(a) shall not apply to, or affect any liability of Owners or the vessel or any other
			relevant person in respect of;
			(i) loss or damage caused to any berth, jetty, dock, dolphin, buoy, mooring line, pipe or
			crane or other works or equipment whatsoever at or near any place to which the vessel
			may proceed under this charter, whether or not such works or equipment belong to
			Charterers, or;
			(ii) any claim (whether brought by Charterers or any other person) arising out of any loss
			of or damage to or in connection with cargo. Any such claim shall be subject to the
			Hague-Visby Rules or the Hague Rules or the Hamburg Rules, as the case may be,
			which ought pursuant to Clause 38 hereof to have been incorporated in the relevant
			Bill of Lading (whether or not such Rules were so incorporated) or, if no such Bill of
			Lading is issued, to the Hague-Visby Rules unless the Hamburg Rules compulsorily
			apply in which case to the Hamburg Rules.
		(d)	In particular and without limitation, the foregoing subsections (a) and (b) of this Clause
			shall not apply to or in any way affect any provision in this charter relating to off-hire or to
			reduction of hire.
Injurious	28.		No acids, explosives or cargoes injurious to the vessel or its tank coatings shall be shipped and without prejudice to the
Cargoes			foregoing any damage to the vessel caused by the shipment of any such cargo, and the time taken to
			repair such damage, shall be for Charterers’ account. No voyage shall be undertaken, nor any goods
			or cargoes loaded, that would expose the vessel to capture or seizure by rulers or governments.
Grade of	29.		Charterers shall supply fuel oil with a maximum viscosity of (see insert to lines 14-17) centistokes at 50 degrees
Bunkers			Centigrade and/or marine diesel oil for main propulsion and fuel oil with a maximum viscosity of
			(see insert to lines 14-17 centistokes at 50 degrees centigrade and/or diesel oil for the auxiliaries. If Owners
			require the vessel to be supplied with more expensive bunkers they shall be liable for the extra cost
			thereof.
			Charterers warrant that all bunkers provided by them in accordance herewith shall be of a quality as outlined in bunker specifications, Clause 1(e).
			~~complying with ISO Standard 8217 for Marine Residual Fuels and Marine Distillate Fuels as~~
			~~applicable.~~
Disbursements	~~30.~~		~~Should the master require advances for ordinary disbursements at any port, Charterers or their agents~~
			~~shall make such advances to him, in consideration of which Owners shall pay a commission of two and~~
			~~a half per cent, and all such advances and commission shall be deducted from hire.~~
Laying-Up	~~31.~~		~~Charterers shall have the option, after consultation with Owners, of requiring Owners to lay up the~~
			~~vessel at a safe place nominated by Charterers, in which case the hire provided for under this charter~~
			~~shall be adjusted to reflect any net increases in expenditure reasonably incurred or any net saving~~
			~~which should reasonably be made by Owners as a result of such lay up. Charterers may exercise the~~
			~~said option any number of times during the charter period.~~ See attached Chevron Clause 2.10
Requisition	32.		Should the vessel be requisitioned by any government, de facto or de jure, during the period of this
			charter, the vessel shall be off-hire during the period of such requisition, and any hire paid by such
			governments in respect of such requisition period shall be for Owners’ account. Any such requisition
			period shall count as part of the charter period.
Outbreak of	33.		If war or hostilities break out between any two or more of the following countries: U.S.A., the
War			countries or republics having been part of the former U.S.S.R (except that declaration of war or
			hostilities solely between any two or more of the countries or republics having been part of the
			former USSR shall be exempted), P.R.C., U.K., ~~Netherlands~~, then both Owners and Charterers shall have the right to cancel this charter, provided such war directly affects the trading of Vessel. If Owners wish to exercise this right,

they must first give Charterers five working days notice during which Charterers may, at their option, maintain the Charter in force by giving Owners notice of restrictions in the Vessel’s trading pattern which would avoid the consequences of the war or hostilities.

Additional	34.		~~If the vessel is ordered to trade in areas where there is war (de facto or de jure) or threat of war,~~
War			~~Charterers shall reimburse Owners for any additional insurance premia, crew bonuses and other~~
Expenses			~~expenses which are reasonably incurred by Owners as a consequence of such orders, provided that~~
			~~Charterers are given notice of such expenses as soon as practicable and in any event before such~~
			~~expenses are incurred, and provided further that Owners obtain from their insurers a waiver of any~~
			~~subrogated rights against Charterers in respect of any claims by Owners under their war risk~~
			~~insurance arising out of compliance with such orders.~~
			~~Any payments by Charterers under this clause will only be made against proven documentation. Any~~
			~~discount or rebate refunded to Owners, for whatever reason, in respect of additional war risk premium~~
			~~shall be passed on to Charterers.~~ See attached Clause 5.5 INSURANCE
War Risks	35.	~~(a)~~	~~The master shall not be required or bound to sign Bills of Lading for any place which in his or~~
			~~Owner’s reasonable opinion is dangerous or impossible for the vessel to enter or reach owing~~
			~~to any blockade, war, hostilities, warlike operations, civil war, civil commotions or~~
			~~revolutions.~~
		~~(b)~~	~~If in the reasonable opinion of the master or Owners it becomes, for any of the reasons set out~~
			~~in Clause 35(a) or by the operation of international law, dangerous, impossible or prohibited~~
			~~for the vessel to reach or enter, or to lead or discharge cargo at, any place to which the vessel~~
			~~has been ordered pursuant to this charter (a “place of peril”), then Charterers or their agents~~
			~~shall be immediately notified in writing or by radio messages, and Charterers shall thereupon~~
			~~have the right to order the cargo, or such part of it as may be affected, to be loaded or~~
			~~discharged, as the case may be, at any other place within the trading limits of this charter~~
			~~(provided such other place is not itself a place of peril). If any place of discharge is or~~
			~~becomes a place of peril, and no orders have been received from Charterers or their agents~~
			~~within 48 hours after dispatch of such messages, then Owners shall be at liberty to discharge~~
			~~the cargo or such part of it as may be affected at any place which they or the master may in~~
			~~their or his discretion select within the trading limits of this charter and such discharge shall~~

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

			~~be deemed to be due fulfillment of Owners’ obligations under this charter so far as cargo so~~
			~~discharged is concerned.~~
		~~(c)~~	~~The vessel shall have liberty to comply with any directions or recommendations as to~~
			~~departure, arrival, routes, ports of call, stoppages, destinations, zones, waters, delivery or in~~
			~~any other wise whatsoever given by the government of the state under whose flag the vessel~~
			~~sails or any other government or local authority or by any person or body acting or purporting~~
			~~to act as or with the authority of any such government or local authority or by any de~~
			~~facto government or local authority or by any person or body acting or purporting to act as or~~
			~~with the authority of any such government or local authority or by any committee or person~~
			~~having under the terms of the war risks insurance on the vessel the right to give any such~~
			~~directions or recommendations. If by reason of or in compliance with any such directions or~~
			~~recommendations anything is done or is not done, such shall not be deemed a deviation.~~
			~~If by reason of or in compliance with any such direction or recommendation the vessel does~~
			~~not proceed to any place of discharge to which she has been ordered pursuant to this charter,~~
			~~the vessel may proceed to any place which the master or Owners in his or their discretion~~
			~~select and there discharge the cargo or such part of it as may be affected. Such discharge shall~~
			~~be deemed to be due fulfillment of Owners’ obligations under this charter so far as cargo so~~
			~~discharged is concerned.~~ See attached Clause 5.6 WAR
			Charterers shall procure that all Bills of Lading issued under this charter shall contain the
			~~Chamber of Shipping War Risks Clause 1952~~ BIMCO WARVOY 93 Clause.
Both to	36.		If the liability for any collision in which the vessel is involved while performing this charter falls to
Blame			be determined in accordance with the laws of the United States of America, the following provision
Collision			shall apply:
Clause			“If the ship comes into collision with another ship as a result of the negligence of the other ship and
			any act, neglect or default of the master, mariner, pilot or the servants of the carrier in the navigation
			or in the management of the ship, the owners of the cargo carried hereunder will indemnify the
			carrier against all loss, or liability to the other or non-carrying ship or her owners in so far as such loss
			or liability represents loss of, or damage to, or any claim whatsoever of the owners of the said
			cargo, paid or payable by the other or non-carrying ship or her owners to the owners of the said cargo
			and set off, recouped or recovered by the other or non-carrying ship or her owners as part of their
			claim against the carrying ship or carrier.”
			“The foregoing provisions shall also apply where the owners, operators or those in charge of any ship
			or ships or objects other than, or in addition to, the colliding ships or objects are at fault in respect of
			a collision or contact.”
			Charterers shall procure that all Bills of Lading issued under this charter shall contain a provision in
			the foregoing terms to be applicable where the liability for any collision in which the vessel is
			involved falls to be determined in accordance with the laws of the United States of America.
New Jason	37.		General average contributions shall be payable according to York/Antwerp Rules, 1994, as amended
Clause			from time to time, and shall be adjusted in ~~London~~-New York in accordance with ~~English~~-United States law and practice ~~but~~
			~~should adjustment be made in accordance with the law and practice of the United States of America~~ and,
			the following position shall apply:
			“In the event of accident, danger, damage or disaster before or after the commencement of the
			voyage, resulting from any cause whatsoever, whether due to negligence or not, for which, or for the
			consequence of which, the carrier is not responsible by statute, contract or otherwise, the cargo,
			shippers, consignees or owners of the cargo shall contribute with the carrier in general average to the
			payment of any sacrifices, losses or expenses of a general average nature that may be made or
			incurred and shall pay salvage and special charges incurred in respect of the cargo.”
			“If a salving ship is owned or operated by the carrier, salvage shall be paid for as fully as if the said
			salving ship or ships belonged to strangers. Such deposit as the carrier or his agents may deem
			sufficient to cover the estimated contribution of the cargo and any salvage and special charges
			thereon shall, if required, be made by the cargo, shippers, consignees or owners of the cargo to the
			carrier before delivery.”
			Charterers shall procure that all Bills of Lading issued under this charter shall contain a provision in
			the foregoing terms, to be applicable where adjustment of general average is made in accordance
			with the laws and practice of the United States of America.
Clause	38.		Charterers shall procure that all Bills of Lading issued pursuant to this charter shall contain the
Paramount			following:
			“(1)Subject to sub-clause (2) or (3) hereof, this Bill of Lading shall be governed by, and have
			effect subject to, the rules contained in the International Convention for the Unification of Certain
			Rules relating to Bills of Lading signed at Brussels on 25th August 1924 (hereafter the “Hague
			Rules”) as amended by the Protocol signed at Brussels on 23rd February 1968 (hereafter the
			“Hague-Visby Rules”). Nothing contained herein shall be deemed to be either a surrender by the
			carrier of any of his rights or immunities or any increase of any of his responsibilities or liabilities
			under the Hague-Visby Rules.”
			“(2)lf there is governing legislation which applies the Hague Rules or Hamburg Rules compulsorily to this Bill of
			Lading, to the exclusion of the Hague-Visby Rules, or Hamburg Rules, as the case may be, then this Bill of Lading shall have effect subject
			to the Hague Rules or Hamburg Rules, as the case may be. Nothing therein contained shall be deemed to be either a surrender by the carrier
			of any of his rights or immunities or an increase of any of his responsibilities or liabilities under the
			Hague Rules or Hamburg Rules, as the case may be.”
			“(3) If there is governing legislation which applies the United Nations Convention on the Carriage
			of Goods by Sea 1978 (hereafter the “Hamburg Rules”) compulsorily to this Bill of Lading, to the
			exclusion of the Hague-Visby Rules, then this Bill of Lading shall have effect subject to the Hamburg
			Rules. Nothing therein contained shall be deemed to be either a surrender by the carrier of any of his
			rights or immunities or an increase of any of his responsibilities or liabilities under the Hamburg
			Rules.”

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

“(4)If any term of this Bill of Lading is repugnant to the Hague-Visby Rules, or Hague Rules, or
Hamburg Rules, as applicable, such term shall be void to that extent but no further.”
“(5)Nothing in this Bill of Lading shall be construed as in any way restricting, excluding or waiving the right of any relevant party or person to limit his liability under any available legislation and/or law.”
Insurance/	~~39.~~		~~Owners warrant that the vessel is now, and will, throughout the duration of the charter;~~
ITOPF		~~(a)~~	~~be owned or demise chartered by a member of the International Tanker Owners Pollution~~
~~Federation Limited;~~
		~~(b)~~	~~be properly entered in ____ P & I Club, being a member of~~
~~the International Group of P and I Clubs;~~
		~~(c)~~	~~have in place insurance cover for oil pollution for the maximum on offer through the~~
~~International Group of P&I Clubs but always a minimum of United States Dollars~~
~~1,000,000,000 (one thousand million);~~
		~~(d)~~	~~have in full force and effect Hull and Machinery insurance placed through reputable brokers~~
~~on Institute Time Clauses or equivalent for the value of United States Dollars ____ as from~~
~~time to time may be amended with Charterers’ approval, which shall not be unreasonably~~
~~withheld.~~
~~Owners will provide, within a reasonable time following a request from Charterers to do so,~~
~~documented evidence of compliance with the warranties given in this Clause 39~~. See attached Clause 4.6 ITOPF as well as attached Clause 5.5 INSURANCE
Export	40.		The master shall not be required or bound to sign Bills of Lading for the carriage of cargo to any
Restrictions			place to which export of such cargo is prohibited under the laws, rules or regulations of the country in which the cargo was produced and/or shipped.
Charterers shall procure that all Bills of Lading issued under this charter shall contain the following clause:
“If any laws rules or regulations applied by the government of the country in which the cargo was produced and/or shipped, or any relevant agency thereof, impose a prohibition on export of the cargo to the place of discharge designated in or ordered under this Bill of Lading, carriers shall be entitled to require cargo owners forthwith to nominate an alternative discharge place for the discharge of the cargo, or such part of it as may be affected, which alternative place shall not be subject to the prohibition, and carriers shall be entitled to accept orders from cargo owners to proceed to and discharge at such alternative place. If cargo owners fail to nominate an alternative place within 72 hours after they or their agents have received from carriers notice of such prohibition, carriers shall be at liberty to discharge the cargo or such part of it as may be affected by the prohibition at any safe place on which they or the master may in their or his absolute discretion decide and which is not subject to the prohibition, and such discharge shall constitute due performance of the contract contained in this Bill of Lading so far as the cargo so discharged is concerned”.
The foregoing provision shall apply mutatis mutandis to this charter, the references to a Bill of
Lading being deemed to be references to this charter.
Business	~~41.~~		~~Owners will co-operate with Charterers to ensure that the “Business Principles”, as amended~~
Principles			~~from time to time, of the Royal Dutch/Shell Group of Companies, which are posted on the Shell~~
~~Worldwide Web (www.Shell.com), are complied with.~~
Drugs and	42.		(a) Owners warrant that they have in force an active policy covering the vessel which meets or
Alcohol			exceeds the standards set out in the “Guidelines for the Control of Drugs and Alcohol On
Board Ship” as published by the Oil Companies International Marine Forum (OCIMF) dated
January 1990 (or any subsequent modification, version, or variation of these guidelines) and that this policy will remain in force throughout the charter period, and Owners will exercise due diligence to ensure the policy is complied with.
(b) Owners warrant that the current policy concerning drugs and alcohol on board is acceptable to ExxonMobil and will remain so throughout the charter period.
Oil Major	~~43.~~		~~If, at any time during the charter period, the vessel becomes unacceptable to any Oil Major, Charterers~~
Acceptability			~~shall have the right to terminate the charter~~. See attached Clause 4.1 APPROVALS
Pollution and	44.		Owners are to advise Charterers of organisational details and names of Owners personnel together
Emergency			with their relevant telephone/facsimile/e-mail/telex numbers, including the names and contact details
Response			of Qualified Individuals for OPA 90 response, who may be contacted on a 24 hour basis in the event of oil spills or emergencies.
ISPS	45.	(a)	(i) From the date of coming into force of the International Code for the Security of Ships
Code/US			and of Port Facilities and the relevant amendments to Chapter Xl of SOLAS (ISPS
MTSA 2002			Code) and the US Maritime Transportation Security Act 2002 (MTSA) in relation to the
Vessel and thereafter during the currency of this charter, Owners shall procure that both the Vessel and “the Company” (as defined by the ISPS Code) and the “owner” (as defined by the MTSA) shall comply with the requirements of the ISPS Code relating to the Vessel and “the Company” and the requirements of MTSA relating to the vessel and the “owner”. Upon request Owners shall provide documentary evidence of compliance with this Clause 45(a) (i).
(ii) Except as otherwise provided in this charter, loss, damage, expense or delay, caused by failure on the part of Owners or “the Company”/”owner” to comply with the requirements of the ISPS Code/MTSA or this Clause shall be for Owners’ account.
		(b)	(i) Charterers shall provide Owners/Master with their full style contact details and shall ensure that the contact details of all sub-charterers are likewise provided to
Owners/Master. Furthermore, Charterers shall ensure that all sub-charter parties they enter into during the period of this charter contain the following provision:
“The Charterers shall provide the Owners with their full style contact details and, where sub-letting is permitted under the terms of the charter party, shall ensure that the contact details of all sub-charterers are likewise provided to the Owners”.
(ii) Except as otherwise provided in this charter, loss, damage, expense or delay, caused by failure on the part of Charterers to comply with this sub-Clause 45(b) shall be for
Charterer’s account.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

		(c)	Notwithstanding anything else contained in this charter costs or expenses related to security regulations or measures required by the port facility or any relevant authority in accordance with the ISPS Code/MTSA including, but not limited to, security guards, launch services, tug escorts, port security fees or taxes and inspections, shall be for Charterers’ account, unless such costs or expenses result solely from Owners’ negligence in which case such costs or expenses shall be for Owners’ account. All measures required by Owners to comply with the security plan required by the ISPS Code/MTSA shall be for Owners’ account.
		(d)	Notwithstanding any other provision of this charter, the vessel shall not be off-hire where there is a loss of time caused by Chartererers’ failure to comply with the ISPS Code/MTSA(when in force ).
		(e)	If either party makes any payment which is for the other party’s account according to this
Clause, the other party shall indemnity the paying party.
Law and	~~46~~	~~(a)~~	~~This charter shall be construed and the relations between the parties determined in accordance~~
Litigation			~~with the laws of England.~~
		~~(b)~~	~~All disputes arising out of this charter shall be referred to Arbitration in London in accordance~~
~~with the Arbitration Act 1996 (or any re-enactment or modification thereof for the time being~~
~~in force) subject to the following appointment procedure;~~
~~(i) The parties shall jointly appoint a sole arbitrator not later than 28 days after service of~~
~~a request in writing by either party to do so.~~
~~(ii) If the parties are unable or unwilling to agree the appointment of a sole arbitrator in~~
~~accordance with (i) then each party shall appoint one arbitrator, in any event not later~~
~~than 14 days after receipt of a further request in writing by either party to do so. The~~
~~two arbitrators so appointed shall appoint a third arbitrator before any substantive~~
~~hearing or forthwith if they cannot agree on a matter relating to the arbitration.~~
~~(iii) If a party fails to appoint an arbitrator within the time specified in (ii) (the “Party in~~
~~Default”), the party who has duly appointed his arbitrator shall give notice in writing to~~
~~the Party in Default that he proposes to appoint his arbitrator to act as sole arbitrator.~~
~~(iv) If the Party in Default does not within 7 days of the notice given pursuant to (iii) make~~
~~The required appointment and notify the other party that he has done so the other party~~
~~may appoint his arbitrator as sole arbitrator whose award shall be binding on both~~
~~parties as if he had been so appointed by agreement.~~
~~(v) Any Award of the arbitrator(s) shall be final and binding and not subject to appeal.~~
~~(vi) For the purposes of this clause 46(b) any requests or notices in writing shall be sent~~
~~by fax, e-mail or telex and shall be deemed received on the day of transmission.~~
		~~(c)~~	~~It shall be a condition precedent to the right of any party to a stay of any legal proceedings in~~
~~which maritime property has been, or may be, arrested in connection with a dispute under this~~
~~charter, that that party furnishes to the other party security to which that other party would~~
~~have been entitled in such legal proceedings in the absence of a stay.~~ See attached Clause 5.1 LAW AND LITIGATION
Confidentiality	47.	All terms and conditions of this charter arrangement shall be kept private and confidential
Construction	48.	The side headings have been included in this charter for convenience of reference and shall in no way affect the construction hereof.
	Appendix A:		OCIMF Vessel Particulars Questionnaire for the vessel, as attached, shall be incorporated herein.
	~~Appendix B:~~		~~Shell Safety and Environmental Monthly Reporting Template, as attached, shall be~~
~~incorporated herein.~~
Additional Clauses: Chevron Shipping Company time charter clauses 1.1 - 6.0, as amended, Owners’ Government Regulation and Slop Disposal Clauses, Crowley New Building Clause, and American Institute Trade Warranties, all ~~A~~as attached, shall be incorporated herein.

Code word for this Charter Party

“SHELLTIME 4”

Issued December 1984 amended December 2003, Version 1.1 Apr06

SIGNED FOR OWNERS	SIGNED FOR CHARTERERS	809

	/s/ Paul Rathekamp	810

FULL NAME	FULL NAME Paul Rathekamp	811

POSITION	POSITION Asst. Secretary, CUSA

APT Sunshine State LLC

By: APT Intermediate Holdco, its Sole Member

By: American Petroleum Tankers, its Sole Member

By: /s/ Sean Klimczak

Name: Sean Klimczak

Title: Director

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

Government Regulation Clause

If any governing body imposes a law or regulation that affects U.S. flag tanker vessels and which would require a substantial capital expenditure or substantially change the Vessel’s operating cost in a manner not reasonably foreseeable by the parties at the time this Charter is consummated, Charterers and Owners will negotiate in good faith to increase the hire to reflect the change in law or regulation. The share of capital costs to be borne by Charterers will not exceed the percentage of time remaining on this Charter versus the remaining life expectancy of this Vessel. For purposes of this Charter, it is agreed the life expectancy of the Vessel is 25 years from the date it is built. Total daily increases in operating costs are to be paid by Charterers for the duration of the charter and any options or renewal periods. Should Charterers determine in their sole discretion that such adjustment is not justified, Charterers may terminate this Charter on written notice without liability to Owners. The effective date of termination of the Charter shall be the date immediately prior to the effective date of the new law or regulation. Should Charterers elect to terminate the Charter under this clause, the Owners shall have the option for fifteen (15) days following the date of Charterers’ notice of termination to provide Charterers with written notice of their election to make the necessary capital expenditures or pay the additional operating expenses required by the changes, in applicable law or regulation and continue the Charter without additional costs or expense to Charterers.

Slop Disposal Clause

If Owners have to discharge slops that are generated from Charterers’ cargo, the Charterers shall pay for Owners’ direct costs of slop disposal including barging. Owners shall have the right to discharge engine slops along with Charterers’ slops at no cost to Owners.

Crowley New Building Clause

Certain states have provisions in their tax codes that make it possible for such states to charge the vessel Owner sales tax or use tax on the value of the new vessel if the vessel is primarily engaged in intrastate commerce (trade between two or more locations in one state) during the vessel’s first full year of operation. Charterer shall insure that the vessel is operated primarily in interstate commerce (trade between us ports in different us states) or between us and foreign ports as allowed in the “trading range” listed above during the ~~first full year of operation~~ term of this charter or Charterer shall become liable for such tax or taxes excluding any Owner’s Income Tax as imposed by such state. Charterer agrees to pay such tax or taxes excluding any Owner’s Income Tax at such time that Owner receives notification from such state that the tax is due, subject to verification by Owner that the vessel was engaged primarily in intrastate commerce during such period as defined in such state’s tax code. It is Owner’s obligation under this Clause to monitor Vessel’s trading and to provide Charterer with notice of at least 30 days in advance if the type of tax liability herein described is at issue. Absent such notification, said tax liability shall be for Owner’s account.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

Chevron Shipping Company LLC Time Charter Clauses

1.	Charterhire, Payments and Expense

1.1 OWNER’S BANK

1.2 TIME CHARTER HIRE RATE

1.3 OWNER’S ITEMS

1.4 COMMISSION

1.5 HIRE PAYMENT

1.6 OPA/COFR EXPENSES

2.	Delivery/Redelivery and Trading

2.1 DELIVERY

2.2 REDELIVERY

2.3 TRADING AREAS AND EXCLUSIONS

2.4 NOTICE OF DELIVERY/REDELIVERY

2.5 BUNKERS ON DELIVERY/REDELIVERY

2.6 OFF-HIRE PERIOD(S)

2.7 BOYCOTT

2.8 TRADING WHILE OFF-HIRE

2.9 DRYDOCKING

2.10 LAY-UP

3.	Vessel Operations, Performance and Warranties

3.1 SPILL PREVENTION

3.2 OILY WASTE

3.3 SPEEDS/CONSUMPTIONS

3.4 HEATING

3.5 SHIP TO SHIP TRANSFER

3.6 CARGO MANIFOLDS

3.7 CRUDE OIL WASH (COW)

3.8 INERT GAS SYSTEM

3.9 SURVEY AND SAMPLE

3.10 COMMINGLING/BLENDING

3.11 CARGO RETENTION

3.12 LOADING WARRANTY

3.13 PUMPING PERFORMANCE WARRANTY

3.14 DRAWINGS/DATA

3.15 REMEASUREMENT

3.16 ETA

3.17 CBM MOORING EQUIPMENT

3.18 SEA TERMINALS

3.19 COMMUNICATION EQUIPMENT

3.20 INMARSAT TRACKING

3.21 MANNING

3.22 OWNERSHIP/FLAG

4.	Eligibility and Compliance

4.1 APPROVALS

4.2 ELIGIBILITY

4.3 ~~I.T.F.~~ LABOR STOPPAGES

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

4.4 DRUG AND ALCOHOL POLICY

4.5 SOLAS/MARPOL

4.6 ITOPF

4.7 JAPAN MARITIME DISASTER PREVENTION CENTER CERTIFICATES

4.8 COMPLIANCE

5.	Legal Provisions

5.1 LAW AND LITIGATION

5.2 AFFILIATES’ CLAIMS

5.3 ASSIGNMENT

5.4 TENDER OF NOTICE

5.5 INSURANCE

5.6 WAR

5.7 BILL(S) OF LADING/INDEMNITY

5.8 CONFIDENTIALITY

5.9 LOSS OF VESSEL

5.10 CONFLICTS OF INTEREST

5.11 CONTRACT INTERPRETATION

5.12 TAXES

6.	AIR/FUEL REGULATIONS COMPLIANCE

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

1.	Charterhire, Payments and Expense

1.1	OWNER’S BANK

Provide banking details here.

Bank Name:	The Bank of New York
Location:	New York, NY
ABA Number:	***
For credit to GLA:	***
For final credit to:	***
Account Name:	***
Attention:	***

Please note the above are preliminary instructions; Owners will be reverting with an account specific to TBN SUNSHINE STATE, which has yet to be established.

1.2	TIME CHARTER HIRE RATE

Nine month firm Original Period: *** per day net return to Owner, without escalation; 90 day optional period: *** per day net return to owner without escalation. This hire rate is the total payable by Charterer to Owner, from which Owner shall directly pay Broker’s commission. The above rate includes, but is not limited to, all overtime and communication expenses. If Charterer declares USWC delivery, then *** of charter hire reduced to *** per day.

1.3	OWNER’S ITEMS

It is understood that Owner shall pay for all customary Owner’s costs including but not limited to the following: costs of sealing ship’s stores, ~~1egalization of crew list~~, gangway, ~~garbage dues, sick mariner dues, sailor’s home, mission to seamen~~, lifeboat institution at each port, and fuel for domestic services. Owner shall be responsible for settling all Owner’s expenses directly with agents.

1.4	COMMISSION

The Owner shall pay ~~the Charterer an address commission of 1.25 percent (which will be deducted from all charter hire payments to the-Owner) and shall also pay~~ a brokerage commission of *** percent to ***. on all charter hires earned.

1.5	HIRE PAYMENT

Notwithstanding the provisions of Clause 9 hereof Charterer shall not be responsible for any delay or error by Owner’s bank in crediting Owner’s account provided that Charterer has made proper and timely payments. But Charterer shall remain responsible for any delay or error caused by Charterer’s bank.

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

1.6	OPA/COFR EXPENSES

Owner is responsible for periodic (annual or otherwise) OPA expenses. Charterer is responsible for OPA premiums charged on a per call basis (persistent oils).

2.	Delivery/Redelivery and Trading

2.1	DELIVERY

~~Dropping last outward sea pilot~~ Upon inbound arrival pilot station One Port USWC (LA/SF range) or One Port USG, at charterers’ option declarable upon lifting of subjects ~~or one safe anchorage outside port limits~~, any time, day and night, Sundays and Holidays. Vessel is to be delivered to the Charterer free of cargo ex shipyard or last 3 (or less, if fewer than 3 voyages performed since shipyard delivery) cargoes CPP unldd undarker 2.5 NPA, with cargo tanks fully inerted.” ~~with segregated clean ballast only, in inerted condition and free of slops~~.

2.2	REDELIVERY

Arrival inbound Pilot Station ~~Dropping last-outward sea pilot or one safe anchorage outside port limits~~, any time, day and night, Sundays and Holidays inclusive one port USG, port in Owners’ option. Vessel will be redelivered last 3 cargoes CPP undarker 2.5 NPA, and immediate last cargo both CPP and unleaded on the expiry of this Time Charter. The Vessel is to be redelivered to the Owner with segregated clean ballast only, in inerted condition and free of slops.

2.3	TRADING AREAS AND EXCLUSIONS

~~Worldwide~~ US Coastwise, plus Caribbean-Panama-South America range trading always Within American IWL.

with legal exclusions for US Flag and UN exclusions.“If during the course of this Charter, Vessel is engaged in Intrastate Commerce (by this it is meant voyages within the same state), any resulting taxes imposed by the State in question shall be for Charterers’ account. Notwithstanding the above, income taxes are always for Owners’ account.”

2.4	NOTICE OF DELIVERY/REDELIVERY

Owner to give Charterer the following notices:

~~Laydays to be narrowed by Owners to a 60 day spread 3 months in advance, then to a 30 day spread 60 days in advance, then to a 15 day spread 30 days in advance, then to a 10 day spread 15 days in advance, then to a 5 day spread 10 days in advance.~~

Laydays to be narrowed by Owners to a *** on lifting of subjects, then further narrowed by Owners to a *** by *** Houston Monday, ***.

~~***~~

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

Charterer to give Owner the following notices:

*** approximate notice of redelivery date

*** definite notice of redelivery date and port declaration Owners’ option.

Owners to declare port of redelivery, approximately *** in advance.

2.5	BUNKERS ON DELIVERY/REDELIVERY

Bunkers on delivery to be settled at cost on Owner’s verification of bunker invoice of cost of bunkers. If possible, Vessel to be redelivered with approximately the same quantity fuel oil and gas oil to be settled at cost on Charterer’s verification of bunker invoice of cost of bunkers. In each case, quantities to be no less than 300 mt fuel oil and 50 mt gas oil. Bunker survey to be held at locations of delivery and redelivery unless otherwise mutually agreed. Time and cost of both surveys to be split 50/50 between Owner and Charterer. Title of bunkers to pass to Charterer upon delivery and to Owner upon redelivery.

2.6	OFF-HIRE PERIOD(S)

Notwithstanding Clause 21(e), the time charter period may be extended by Charterer for all or any part of the time Vessel is off-hired during the Original Period. The Charterer’s option to add back off-hire time to the time charter period is to be exercised latest 20 45 days prior to expiry.

2.7	BOYCOTT

In addition to the circumstances described in Clause 21 (a)(ii), and subject to Clause 5.11.B, CONTRACT INTERPRETATION, in the event of Vessel being subject to boycott, being delayed or rendered inoperative by strikes, labor stoppages or any other difficulties arising from Vessel’s flag, ownership, crew or terms of employment of crew, (or of chartered Vessel) or any other Vessel under the same ownership, operation or control, such time lost is to be considered as off-hire and all expenses incurred thereby, including fuel consumed during such periods to be for Owner’s account. Charterer will not send the Vessel to any port or place where the Vessel is known to be boycotted for such reasons.

2.8	TRADING WHILE OFF-HIRE

Owner may not under any circumstances trade Vessel for its own account during any period of off-hire, unless agreed in advance by Charterer.

2.9	DRYDOCKING
A.	Scheduled Drydocking

If Charter period becomes longer than one year which results in the need for Vessel’s scheduled drydocking, Owner agrees to exercise best commercial effort, without guarantee, to substitute vessel for the relevant drydock period with another vessel that meets all of Charterer’s requirements subject to Charterer’s approval, always following provisions of Clause 4.1, APPROVAL. Substitute Vessel will be

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

delivered at a position equivalent to that at which the performing Vessel was delivered for drydocking. Similarly, at the completion of drydocking the performance Vessel will be redelivered at a position equivalent to the substitute vessel. All terms and conditions of this charter party will govern the performance of the substitute vessel.

B.	Emergency Drydocking

Should emergency drydocking be required, Charterer shall allow Vessel to proceed to an appropriate port. Owner shall be solely responsible for gas freeing Vessel upon such occasion, and all towing, pilotage, fuel and other expense incurred while proceeding to and from and while in drydock shall be for Owner’s account. Fuel used during such drydocking or repair as provided in this clause or in proceeding to or from the port of drydocking or repair, will be charged to Owner by Charterer at the price charged to Charterer by its bunker supplier at the last supply port.

In case of emergency drydock pursuant to this clause at a port where Vessel is to load, discharge or bunker, under Charterer’s orders, hire shall be suspended from the time Vessel received free pratique on arrival, if in ballast, or upon completion of discharge of cargo, if loaded, until Vessel is again ready for service. In case of drydocking at a port other than where Vessel loads, discharges, or bunkers, under Charterer’s orders, the following time and bunkers shall be deducted from hire: total time and bunkers including repair port call from the actual voyage from last port of call under Charterer’s order to next port of call under Charterer’s orders, less theoretical voyage time and bunkers for the direct voyage from said last port of call to said next port of call. The period during which hire is suspended including drydocking and repairs until Vessel again comes on hire under the terms hereof shall count as off-hire under the terms of this Charter.

C.	Cleaning Costs

Regardless of whether the drydocking is a scheduled or emergency drydocking, any incremental cleaning time and costs to clean for drydocking shall be for the Owner’s account.

2.10	LAY-UP

Charterer shall have the option with Owner’s approval which not to be unreasonably withheld, of laying-up Vessel at a safe place for all or any portion of the term of this Charter, in which case hire hereunder shall continue to be paid, but there shall be credited against such hire the whole amount which Owner shall save during such period of lay-up through reduction in expenses, less any extra expenses to which Owner is put as result of such lay-up including but not limited to crew repatriation expenses and to keep Vessel well and properly maintained during such lay-up periods. All reactivation expenses including but not limited to crew joining expenses to be for Charterer’s account. The place of such lay-up shall be subject to Owner’s approval, not to be unreasonably withheld.

3.	Vessel Operations, Performance and Warranties

3.1	SPILL PREVENTION

Prior to commencement of loading or discharging operations, all overboard lines are to be checked to ensure that they are securely closed. ~~Pumproom stripping line overboard discharges shall be suitably blanked off before arriving in port. These blanks arc to be~~

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

~~installed and retained in line through the entire period that the ship is in coastal waters.~~ (Vessel not equipped with pumproom - FRAMO deepwell pumps). All other precautions are to be taken to avoid any spillage and/or leakage. If during loading or discharging operations there is any indication of spillage or leakage of oil or CPP cargo, the Vessel shall immediately cease all pumping operations and notify the terminal representative(s) and/or Charterer’s supervisor(s) to that effect. Vessel shall not resume loading or discharging operations until a thorough investigation is conducted and appropriate remedies are taken, and any time lost shall be for Owner’s account. Notwithstanding the above, Owner shall always comply with the terms of Clause 4.2 ELIGIBILITY.

3.2	OILY WASTE

Vessel shall, during tank washing, segregate the tank washings into one cargo/slop compartment and after maximum separation of the free water, discharge the free water overboard to the extent permitted by applicable international regulations. Thereafter, the Charterer shall be notified of the amount of oil and water in the segregated tank washings. On being so notified, the Charterer will give instructions for the disposition of the segregated tank washings and any other cargo oil residues on board (hereinafter collectively called “residues”). The residues will, at the Charterer’s option: be pumped ashore at the loading terminal; or, be retained on board during the loaded passage.

If Charterer requires that the residues be pumped ashore at the loading port(s), any extra expenses incurred by Vessel in pumping ashore shall be for Charterer’s account. If the residues are to be kept on board, the Master shall arrange that the quantity be measured in conjunction with the cargo suppliers, a note of the quantity shall be made in Vessel’s ullage record and a slop certificate shall be issued. If Charterer requires that the residues be kept on board, segregated from cargo, same shall, at Charterer’s option, be discharged at the discharging port(s) in accordance with Charterer’s instructions.

3.3	SPEEDS/CONSUMPTIONS

The following fuel consumptions are estimates made in good faith except that which is guaranteed as per Clause 24:

For guidance purposes only, without guarantee, all approximations; all expressed in MT/day IFO 380; in addition, 3.2 MT/day MGO applies in all cases for auxiliary generators

Speed	Laden	Ballast
12.0 knots	18.9	13.6
12.5 knots	21.4	15.7
13.0 knots	24.1	18.1
13.5 knots	26.9	20.8
14.0 knots	30.0	23.8

Maximum speed (        kts)

All consumptions are in metric tonnes.

All speeds and consumptions are basis a maximum of ***.

Owner agrees to allow Charterer to issue orders directly to slow down or speed up Vessel consistent with the safe operation of Vessel and its machinery on ballast and/or loaded passages.

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

3.4	HEATING

Vessel shall be fitted with fully functioning ~~heating coils~~ deck heaters in all her cargo tanks and heating coils in her slop tanks throughout this time charter period. The deck heaters ~~heating coils~~ are capable at all times of heating up and maintaining a full cargo temperature of ~~145~~ 135 degrees Fahrenheit maximum. Loaded temperature is not to exceed ~~165~~ 155 degrees Fahrenheit as measured in vessel’s tanks.

3.5	SHIP TO SHIP TRANSFER

Charterer shall have the right to perform loading and/or unloading of cargo via ship to ship transfers (weather permitting and subject to Master’s approval which not to be unreasonably withheld) at anchor or off any port. Charterer will provide fenders, hoses and all other equipment necessary to perform the lighterage operations to Master’s satisfaction. Owner agrees to allow supervisory personnel on board, including mooring master, to assist in the performance of lighterage operations. Any such ship to ship transfer operations shall be conducted in accordance with the latest edition of OCIMF Ship to Ship Transfer Guide (Petroleum).

Full or partial loading from or discharge to lighters/barges shall not be considered ship to ship transfers.

3.6	CARGO MANIFOLDS

Owner warrants that Vessel shall be equipped with pressure gauges fitted inboard of the valve at each discharge manifold connection. Such gauges shall be maintained in proper working condition and each gauge shall have a valid test certificate.

Owner warrants that all piping, valves, spools, reducers and other fittings comprising that portion of Vessel’s manifold system outboard of the last fixed rigid support to Vessel’s deck and used in the transfer of cargo, bunkers or ballast, will be made of steel or nodular iron which shall comply with the most recent Oil Companies International Marine Forum (“OCIMF”) standards. The fixed rigid support for the manifold system must be designed to prevent both lateral and vertical movement of the manifold.

Owner further warrants that no more than one reducer or spacer will be used between Vessel’s manifold valve and the terminal hose or loading arm connection in accordance with OCIMF Guidelines. Vessel shall be equipped to present flanges of 10”, 12” and 16” (ASA) at all manifold connections on one side of Vessel.

3.7	CRUDE OIL WASH (COW)
A.	~~Owner guarantees that Vessel is fitted with COW and that the said system is maintained in good working condition throughout the charter period. Owner warrants that officers and crew are fully experienced in COW operations. Owner agrees to comply with applicable port and terminal regulations and to submit any advance information or technical data that may be required at the discharge port terminal relating to the conduct of COW operation of whole tanks if so ordered by Charterer. In the event of any delay due to the failure in proper execution of COW operation and/or COW equipment being in good working condition, all time and expenses thus incurred shall be for Owner’s account.~~

~~B.~~	~~Supervision of COW operation shall be carried out by a qualified Officer holding a “Certificate of Competence for COW Operation,” issued—by the authorities concerned.~~

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

3.8	INERT GAS SYSTEM
A.	Owner warrants that Vessel has a working Inert Gas System (IGS) and officers and crew are experienced in the operation of the system. Owner further warrants that Vessel will arrive at load port(s) with cargo tanks inerted and that tanks will remain inerted throughout the voyage and during discharge.

B.	Owner warrants that Vessel is equipped with automatic tank gauges and special standpipes with vapor lock valves and other gauging/sampling devices which will allow cargo inspectors to obtain accurate shipboard cargo measurements and samples. Closed gauging and sampling equipment shall be calibrated and certified by a recognized authority, and a copy of this certificate shall be submitted to Charterer upon its request.

C.	Owner to strictly prohibit routine depressurizing and opening of inerted cargo tanks; however, Master may be requested by terminal personnel or independent inspectors to breach the IGS for purposes of gauging, sampling, temperature determination and/or determining the quantity of cargo remaining on board after discharge. These activities shall always be carried out at the Master’s discretion and consistent with the safe operation of Vessel.

D.	Owner warrants that Vessel will comply with all applicable local, state, and international vapor emission laws, rules and regulations. If equipped, any vapor return/balancing system is fully operational and will be used where required.

E.	Any delays, losses or damages resulting from non-compliance with this clause shall be for the Owner’s account and shall count as off-hire under Clause 21.

3.9	SURVEY AND SAMPLE

Charterer’s representative may survey and take samples from all Vessel tanks at any time.

3.10	COMMINGLING/BLENDING

Charterer shall have the option to commingle and blend different grades of cargo as they are loaded into the Ship’s tanks, provided that such commingling and blending is within the Ship’s technical capabilities and that the Owner/Master consider it safe to do so. To the extent that such commingling and blending operations are executed by the Vessel’s staff in accordance with the Charterer’s instructions, Owner/Master shall not be responsible for the quality of cargo resulting from such blending operations.

3.11	CARGO RETENTION

In the event that any cargo remains on board upon completion of final discharge, Charterer shall have the right to make a claim for ~~deduct from hire~~ an amount equal to the CNF port of discharge value of such cargo plus freight due with respect thereto provided that the volume of cargo remaining on board is liquid, pumpable (or would have been but for the fault or negligence of the Owner, Master, Vessel or her crew including non-compliance with cargo heating requirements as set forth in this charter party and/or voyage instructions) and reachable by Vessel’s pumps as determined by a qualified independent inspector.

The findings of the aforementioned inspector, whether appointed by Charterer, cargo receiver, cargo Owner, or Owner, shall be binding on both parties. In making the said

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

deduction, Charterer shall credit Owner for any quantity of cargo onboard immediately prior to the time of commencement of loading determined by an independent inspector to have then been liquid and freeflowing to the extent that such quantity does not exceed the total quantity of cargo ROB upon completion of discharge.

3.12	LOADING WARRANTY

Owner warrants that Vessel can routinely load a homogenous cargo in 6 segregations simultaneously at a maximum rate of appx 3600 cum ~~barrels~~/hour provided ~~two~~ a sufficient number and size of cargo lines are connected (except for start up and topping up operation), shore facilities permitting.

3.13	PUMPING PERFORMANCE WARRANTY
A.	Owner warrants that Vessel is capable of discharging a full cargo in 24 hours (or pro rata for part cargo) or maintaining an average ~~-minimum~~ pressure of 100 PSI at the ship’s manifold throughout the entire period of discharge, shore facilities permitting and except during stripping time.

B.	Charterer is to be compensated at the Hourly Rate of Hire for each hour, or pro rata for each part of an hour, that Vessel takes in excess of the pumping time allowed per the rates stipulated in sub-paragraph (A) hereof. In addition, Charterer reserves the right to order Vessel from any berth at any time at the Owner’s time and expense when this warranty is breached. Owner will receive no credit or compensation if Vessel is able to discharge at a rate greater than those specified above. If the terminal or place of discharging does not allow or permit Vessel to meet the above warranty, the Master shall forthwith issue a Letter of Protest (for which the Master, if possible, shall obtain acknowledgement) to such terminal or place and shall immediately advise Charterer in writing by telex or facsimile. If the Master fails to issue the Letter of Protest, Owner shall be deemed to waive any rights to contest that time was lost as a result of Vessel’s failure to comply with the above pumping warranty. Any delay to Vessel’s discharge caused by shore conditions shall be taken into account in the assessment of pumping performance.

3.14	DRAWINGS/DATA

The following drawings/data shall be submitted to Charterer prior to delivery:

a)	General Arrangement Plan
b)	Capacity Plan
c)	Mooring Arrangement
d)	Ballast Piping Diagram/ Arrangement
e)	Cargo Piping Diagram/Arrangement
f)	Any other documents or data requested by Charterer

In addition, the OCIMF questionnaire, Revised Ship Inspection Report (SIRE) Programme of Oil Companies International Marine Forum, as attached hereto, is deemed to be fully incorporated into and forms an integral part of this Time Charter,

3.15	REMEASUREMENT

~~Owner to advise all alternative loadlines and corresponding deadweights/drafts available at the time of charter. Charterer has the option of requesting Owner to arrange for remeasurement of Vessel’s deadweight from time to time. Owner shall make best endeavors~~

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

~~to comply with such request if possible and practical. Charterer shall endeavor to notify owner well in advance and give at least three working days notice to this effect. All time and expenses in connection with the remeasuring will be borne by Charterer.~~

3.16	ETA

Owner will instruct Vessel’s Master to advise Charterer of Vessel’s Estimated Time of Arrival (ETAs) at load and discharge ports as instructed by Charterer including but not limited to the following:

Vessel shall advise load/discharge port terminal (via Agent) of its ETA at each of the following times:

1.	Upon leaving last port of call or 96 hours before arrival whichever is less.
2.	48 hours before arrival.
3.	24 hours before arrival.
4.	Any time ETA changes by more than 12 hours.

Charterer shall not be liable for any proven and documented lost time or additional port expense with respect to delays in loading and discharging attributable to the failure of Vessel to give notice of its ETA in accordance with this clause or as otherwise reasonably requested by Charterer and such proven and documented lost time shall count as off-hire as per Clause 21 (ii).

3.17	CBM MOORING EQUIPMENT

Owner warrants that Vessel shall comply with the following requirements throughout the duration of this Time Charter, except as noted below:

Vessel has a minimum of 6 mooring lines or mooring wires mounted on winches as described below. Each of these mooring lines or wires shall have a minimum length of 200 meters. Charterer has the right to supplement Vessel’s mooring lines as necessary.

Wires/Ropes on winches:

Number: Seven (7) preferred, six (6) acceptable provided they are in the correct location (see below).

Length: Three hundred (300) meter required. Vessel equipped with 250 meters

Material: Nylon or equivalent ropes are not acceptable. Wire or equivalent synthetic are acceptable.

Mounting: All wires/ropes must be mounted on their respective winch (see also location below).

Certificates: All wire/rope certificates must be on board and available for Terminal review upon request.

Breaking Strength: dependent upon Vessel’s deadweight.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

Location:  Vessel MUST be able to run two wires/ropes from winches located on main deck forward, two (2) from main deck aft, and three (3) from the poop deck (two (2) may be acceptable).

Pendants:  Vessel-furnished pendants must conform to OCIMF guidelines, i.e., their breaking strength (B.S.) must be equal to one hundred and thirty-seven percent (137%) of B.S. of wires if made of nylon, or one hundred and twenty-five percent (125%) of B.S. of wires if made by other synthetic fibers.

Chocks and Double-Horn Bitts:  Vessels must have two (2) closed chocks and at least one (1) set of bitts at each mooring location on both port and starboard side. Only double-horn bitts are acceptable. Roller-type chocks may be acceptable only if they have been enclosed by welding a preventive bar on top. Open-type roller chocks are NOT acceptable.

Winch Brake Holding Capacity:  Must conform to OCIMF guidelines and must be set at sixty percent (60%) of the breaking strength of wires/ropes on winch.

Secondary Ropes:  A second set of lines will be run to each buoy. Vessels must have on board a minimum of seven (7) synthetic lines (nylon lines are not acceptable) in good condition, minimum two hundred (200) meters long and of minimum seventy-five (75) metric tons breaking strength.

Boom:  Minimum fifteen (15) metric ton safe working load boom or crane required. Vessel equipped with 10-ton.

Manifold:  Vessels must be able to safely connect twelve (12) and/or sixteen (16) inch hoses. If reducers are used, all connections/flanges must be within the boundaries of the containment area under the manifolds.

All delays, losses and expenses due to non-compliance with this clause will remain solely for Owner’s account.

3.18	SEA TERMINALS

Owner warrants that when calling at a sea terminal the Vessel will maintain her engines in readiness and will be loaded and discharged in such a manner that the Vessel is able to immediately shut down cargo operations at any state of loading or discharging, promptly disconnect hoses, release mooring lines, and proceed to another anchorage or area.

3.19	COMMUNICATION EQUIPMENT

Owner warrants that Vessel shall be equipped with VHF radiotelephone, satellite communications earth station, facsimile machine, radio teletypewriter, GMS cellular telephone, internet e-mail, and such other radio telecommunications equipment as may be required by international, flag state, and port state regulations.

3.20	INMARSAT TRACKING

Charterer may employ an Inmarsat C tracking system on Vessel. All registration and communication costs relating to this tracking system will be for Charterer’s account. Charterer will advise when the system is operative and confirm termination on redelivery. Owner to supply the following information:

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

Inmarsat C number (9 digits beginning with 4):

Manufacturer, make, etc.:

Model Number:

Terminal S/W version, if known:

3.21	MANNING
A.	Owner to advise well in advance, the relief schedule of Vessel’s senior officers (Master, C/E, C/O and 1/E) and provide to Charterer the CV of each joining officer showing work experience.

B.	Charterer requires Master and chief officer to have combined minimum experience of five years in rank (Similar for C/E and l/E). There could be exceptions to this norm which could be discussed on a case by case basis and shall depend on the characteristics of Vessel, its trade and past experience on the same class of Vessel.

C.	Owner to endeavor to maintain operational continuity on Vessel by maintaining the same senior officers on Vessel in rotation.

D.	Charterer shall have a right to disapprove selection of a senior officer based on the above criteria.

E.	Vessel’s senior officers shall be fluent (written and spoken) in English.

3.22	OWNERSHIP/FLAG

Owner undertakes ***.

4.	Eligibility and Compliance

4.1	APPROVALS
A.	To the best of Owner’s knowledge at the time of delivery, or after Vessel’s second discharge, ***

B.

Owner will endeavor to maintain all *** during the course of this charter. Should Vessel not be *** by any ***, the Owner will undertake at the earliest opportunity to adopt all corrective measures at Owner’s time and expense and obtain the required ***, provided however that Charterer trades Vessel to ports and/or areas where the aforesaid *** can *** Vessel if *** is required to reinstate ***. If, after 30 days, the Owner is unable to obtain the *** of the concerned *** as a result of the continued Vessel unacceptability, after *** and not as a result of inability or want to *** by ***, and as a consequence of such unacceptance by *** and the Charterer having proved that despite its best efforts it is unable to

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

find alternative employment for Vessel, Charterer shall have the right to put Vessel off hire for the actual time lost until alternative employment of no worse value than that originally identified is found. In any event should Vessel *** Vessel will be immediately off hire and remain so until such *** is re-instated.

C.	Should Charterer require other ***, sufficient time and notice is to be given to Owner who will then arrange for Vessel’s *** at Charterer’s ~~Owner’s own~~ expense. Failure to obtain *** shall give Charterer the right to put Vessel off hire, and costs to make good the deficiencies will be for the Owner’s account.

D.	Charterers have the right to completion of a satisfactory *** prior to taking delivery. Such *** is to take place at shipyard upon completion of construction, or other mutually agreed location. *** is to take place in a timely manner so as not to delay vessel.

4.2	ELIGIBILITY

Subject to Clause 5.11.B, CONTRACT INTERPRETATION, Owner warrants that Vessel is in all respects eligible under applicable conventions, laws and regulations for trading to the ports and places specified in Clause 4 and Clause 2.3, TRADING AREAS AND EXCLUSIONS, and that she shall have on board for inspection by the appropriate authorities all certificates, records, compliance letters, contingency plans and other documents required for such service, including, but not limited to ISM Safety Management Certificate, ISM Document of Compliance, and Certificates of Financial Responsibility for Oil Pollution. Owner further warrants that Vessel does, and will, fully comply with all applicable conventions, laws, regulations and ordinances of any international, national, state or local government entity having jurisdiction. In particular, Owner warrants that for trading to or from ports in the United States Vessel does and will comply with all requirements of the Federal Oil Pollution Act of 1990 (OPA 90), US Federal Water Pollution Control Act, SOLAS IX (ISM), MARPOL 1973/1978/1983, Civil Liability Convention and regulations issued pursuant thereto and effective during the term of this charter party. Any delays, losses, expenses or damages arising as a result of failure to comply with this clause shall be for Owner’s account and, where applicable shall count as off-hire time per Clause 21. In the interest of safety, Owner will recommend the Master observe the recommendations as to traffic separation and routing which are issued from time to time by the International Maritime Organization (IMO) as promulgated by the State of the flag of Vessel or the State in which the effective management of Vessel is exercised.

*** Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

4.3	~~I.T.F.~~ LABOR STOPPAGES

~~Owner warrants that the officers and crew are employed under an agreement recognized and approved by the ITF and will remain so throughout the currency of this Charter Party.~~ Vessel to be crewed with US seafarers under union contracts whose standards meet or exceed those of ITF.

In the event Vessel is subject to boycott by ITF or any other body, or is delayed or rendered inoperative by strikes, labor stoppages/slowdowns or any other difficulties arising from Vessel’s flag, Ownership, crew or terms of employment of other crew of same Ownership, operations or control, such time lost is to be considered as off-hire and all expenses incurred thereby, including fuel consumed during such period to be for Owner’s account.

4.4	DRUG AND ALCOHOL POLICY

Owner warrants that it has a policy on Drug and Alcohol Abuse (“Policy”) applicable to Vessel which meets or exceeds the standards in the OCIMF Guidelines for the Control of Drugs and Alcohol Onboard Ship. Under the Policy, alcohol impairment shall be defined as a blood alcohol content of 40 mg/100 ml or greater: the appropriate seafarers to be tested shall be Vessel’s officers and crew and the drug/alcohol testing and screening shall include unannounced testing in addition to routine medical examinations. An objective of the policy should be that the frequency of the unannounced testing be adequate to act as an effective abuse deterrent and that officers and crew be tested at least once a year through a combined program of unannounced testing and routine medical examinations. Owner further warrants that the Policy will remain in effect during the term of this Charter and that Owner shall exercise due diligence to ensure that the Policy is complied with. It is understood that an actual impairment, or any test finding of impairment, shall not in and of itself mean Owner has failed to exercise due diligence. Persons who test positive, refuse to test, or are unfit for duty (impaired because of drug or alcohol use) shall be removed from Vessel and shall not be reassigned to Vessel or to any other vessel on charter to Charterer or its affiliates.

4.5	SOLAS/MARPOL

Owner guarantees that throughout the period of this Time Charter Vessel shall comply with the requirements (and all subsequent amendments/additions/deletions) of SOLAS (IMO Protocol of 1978 relating to the International Convention for the Safety of Life at Sea, 1974) and MARPOL (IMO Protocol of 1978 relating to the International convention for the Prevention of Pollution from Ships, 1983). Owner further guarantees that with particular reference to these protocols Vessel shall have on board necessary certification of compliance to enable Vessel to trade without restriction. In no case shall Charterer be liable for loss of time and/or other expenses as a result of Owner’s failure to obtain or maintain the aforementioned certificates, which shall be on board and valid at all times during the currency of this Time Charter.

4.6	ITOPF

Owner warrants that it is a member of the International Tanker Owner’s Pollution Federation (“ITOPF”) and that Owner will retain such membership during the term of this Charter. Owner further warrants that Vessel shall be in full compliance with the 1992 Civil Liability Convention (CLC) and the 1992 Fund Convention during the term of this Charter.

4.7	JAPAN MARITIME DISASTER PREVENTION CENTER CERTIFICATES

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

~~Owner undertakes to arrange for all the necessary procedures and requirements of Japan Maritime Disaster Prevention Center and to comply with Local Maritime Law whenever Vessel calls at port(s) in Japan and furthermore, whenever Vessel calls at port(s) in Japan if applicable;~~

~~A.~~	~~Costs for obtaining the Certificate of Stockpiling of Materials of Depot-Bases to for the Owner’s account.~~

~~B.~~	~~Costs for obtaining the Certificate of Disposition of Oil Recovery Boat and/or Device to be for the Charterer’s account.~~

4.8	COMPLIANCE

~~Owner agrees to comply with all laws and lawful regulations applicable to any activities carried out in the name, or otherwise on behalf, of Charterer under the provisions of this charter. Neither Owner nor its directors, officers, employees or agents shall make any payment or give anything of value to any official of any government or public international organization (including any director, officer or employee of any government department, agency or instrumentality) to influence his or its decision, or to gain any other advantage for Charterer or Owner arising out of this Charter Party. In the event of any violation of this clause, Owner shall hold Charterer harmless for all losses and expenses arising out of such violation, and Charterer may, at its sole option, terminate this Charter Party at any time and notwithstanding any other provision of this Charter party, pay no compensation or reimbursement to Owner whatsoever for any services performed after the date of such violation.~~

No director, employee or agent of Owner shall make any payment or give anything of value to any official of any government or public international organization (including any director, officer or employee of any government department, agency or instrumentality) to influence the official’s or organization’s decision, or to gain any other advantage for Charterer or Owner arising out of this Charter. Owner shall immediately notify Charterer of any violation of this clause and shall immediately pay Charterer an amount equal to the amount of the payment or the value of the gift paid or given in that violation or event. Owner shall hold Charterer harmless for all losses and expenses arising out of such violation. In the event of any violation of this clause, Charterer may, at its sole option, terminate this Charter at any time and notwithstanding any other provision of this Charter, pay no compensation or reimbursement to Owner whatsoever for any services performed after the date of such violation.

Owner shall maintain true and correct records in connection with the Charter and all transactions related thereto and shall retain all such records for at least twenty-four (24) months after termination of this Charter. Any representative(s) authorized by Charterers may audit any and all records of Owners related to services under this Charter for the purpose of determining whether there has been compliance with this clause.

5.	Legal Provisions

5.1	LAW AND LITIGATION

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

Any and all disputes arising out of or relating to this contract shall be arbitrated in the City of New York before a board of three persons, consisting of one arbitrator to be appointed by the Owner, one arbitrator by the Charterer, and one by the two so chosen who will act in the capacity as procedural chairman. Their decision or that of any two of them shall be final and binding, and for the purpose of enforcing the award, this agreement and the award may be made a rule of the court. Either party may call for such arbitration by service upon the other, wherever it may be found, in the form of a written notice specifying the nature of the claim and the name and contact details of their appointed arbitrator. If the other party shall not, by written notice served on the first moving party within 20 days of the service of such first notice, appoint its arbitrator to arbitrate the disputes or differences specified, then the first moving party shall have the right without further notice to appoint a second arbitrator with precisely the same force and effect as if said second arbitrator had been appointed by the other party. Awards by the panel, or a majority thereof, may include costs and reasonable attorneys fees. The arbitration proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. and the applicable law will be the Federal Maritime Law of the United States.

5.2	AFFILIATES’ CLAIMS
A.	If, whether directly or indirectly, any breach of this charter by Owner shall cause any company or companies which, at the date of this charter, is or are associated with and/or affiliated to Charterer to suffer any loss or damage whatsoever or incur any liability whatsoever to any third party, then Owner shall be liable to Charterer to the full extent of Charterers’ Affiliates’ or Associates’ losses and/or damages and/or liabilities including those arising under any bill of lading issued under this Charter and Charterer shall be entitled to claim in respect thereof in accordance with the Arbitration Clause of this charter. Charterer warrants that any sums actually recovered by it in respect of its Affiliates’ or Associates’ losses and/or damages and/or liabilities shall be received by it for the account of such Affiliates and/or Associates, in reduction and/or mitigation of their loss.

B.	If a Bill of Lading issued under this charter is negotiated or assigned to Charterer, all claims asserted by Charterer against Owner under the Bill of Lading shall be subject to arbitration in accordance with the terms of the Arbitration Clause of the charter.

C.	This clause shall in no way expand the scope of owners’ liability (either in terms of the measure of damages or type of damages or remoteness of damages) beyond what would otherwise follow from the charter party. The purpose of this clause is simply to ease the administration of claims when loss/damage has been suffered by Charterer’s Associated of Affiliated Companies.

5.3	ASSIGNMENT

Charterer may sub-charter or assign this charter to any individual or company, but Charterer shall always remain responsible for the due fulfillment of this Charter. Unless Charterer provides its express written consent, Owner may not assign charter or its obligations and any such assignment will be void.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

5.4	TENDER OF NOTICE

Any notice due under this charter shall be sent on open CC format by each authorized party via fax or email as below or as otherwise instructed by the parties.

For Owner:

Contact:	Sean Klimczak
Telephone:	(212) 583-5701
E-Mail:	klimczak@blackstone.com

Fax

Email

For Charterer: Chevron~~Texaco~~ Shipping Company LLC [or other ChevronTexaco Corporation affiliate as designated by Charterer.]

Contact:	Hollis McAlister
Telephone:	(832) 854-2864
E-Mail:	homc@chevron.com

Fax

Email:

CC:

Fax

Email

5.5	INSURANCE

Owner warrants that from the time the obligation to proceed to the loading port(s) and throughout Vessel’s service under this Charter Party, Vessel shall be insured at Owner’s expense for:

•

Hull and Machinery Insurance including collision liability with a limit equal to or greater than Owner’s yearly declared value of Vessel. Such insurance to waive all rights of subrogation against Charterer to the extent of the liabilities and/or indemnity obligations assumed by Owner under this Charter.

•

Protection and Indemnity Insurance on a full entry basis with an International Group P&I Club. Such insurance shall include, but not be limited to: coverage for injuries to or death of masters, mates and crew; collision liabilities not insured under the H&M policy, excess collision liabilities, cargo legal liabilities and pollution liabilities. The limit of such insurance shall be as established by the rules of the International Group of P&I Clubs except for pollution liabilities which shall be limited to the maximum pollution limit offered through the P&I Clubs of the International Group (currently US $1 billion).

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

•

Hull and P&I war risk insurance with a limit of not less than the Owner’s yearly declared value of Vessel. Such insurance to waive all rights of subrogation against Charterer to the extent of the liabilities and/or indemnity obligations assumed by Owner under this Charter.

Any additional, per voyage, Hull and Machinery or Protection and Indemnity, War Risk insurance premiums or required crew bonuses, which are specifically applicable to a particular port or location to which the Charterer directs the ship, shall be for Charterer’s account (provided always that Charterer is given notice of the amount of such additional premiums prior to the Vessel entering the area to which the additional coverage and premiums apply, and that the benefit of all discounts on such premiums received by Owner from its War Risks insurers, underwriters or brokers are credited to Charterer in full and that Owner obtains from its insurers waivers of subrogation against Charterer in respect of any claims by Owner under its war risk insurance arising out of compliance with such orders). Charterer shall reimburse Owner any amounts due under this Clause upon receipt of Owner’s invoice together with full supporting documentation including all associated debit and credit notes.

If so requested by Charterer, Owner shall promptly furnish to the Charterer proper evidence of such insurance. This warranty is to be regarded as an essential part of this Charter Party, which is conditional on its truth or performance, so that its breach entitles Charterer, at its option, to terminate the Charter Party and/or to recover any damages allowable. Such insurance shall be maintained in full force and effect for the duration of this Charter Party.

5.6	WAR

Note: This clause reprints BIMCO CONWARTIME 93 except for strikeouts of subclause (d)(i),(ii) and (e) which are addressed by clause 5.5.

(a)	For the purpose of this clause, the words:

(i)	“Owner” shall include the ship Owner, bareboat charterer, disponent Owner, managers or other operators who are charged with the management of the Vessel, and the Master; and

(ii)	“War Risks” shall include any war (whether actual or threatened), act of war, civil war, hostilities, revolution, rebellion, civil commotion, warlike operations, the laying of mines (whether actual or reported), acts of piracy, acts of terrorists, acts of hostility or malicious damage, blockades (whether imposed against all Vessels or imposed selectively against Vessels of certain flags or Ownership, or against certain cargoes or crews or otherwise howsoever), by any person, body, terrorist or political group, or the Government of any state whatsoever, which, in the reasonable judgment of the Master and/or the Owner, may be dangerous or are likely to be or to become dangerous to Vessel, her cargo, crew or other persons on board the Vessel.

(b)

The Vessel, unless the written consent of the Owner be first obtained, shall not be ordered to or required to continue to or through, any port, place, area or zone (whether of land or sea), or any waterway or canal, where it appears that Vessel, her cargo, crew or other persons on board Vessel, in the reasonable judgment of the Master and/or the Owner, may be, or are likely to be, exposed to War Risks. Should Vessel be within any

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

such place as aforesaid, which only becomes dangerous, or is likely to be or to become dangerous, after her entry into it, she shall be at liberty to leave it.

(c)	The Vessel shall not be required to load contraband cargo, or to pass through any blockade, whether such blockade be imposed on all Vessels, or is imposed selectively in any way whatsoever against Vessels of certain flags or Ownership, or against certain cargoes or crews or otherwise howsoever, or to proceed to an area where she shall be subject, or is likely to be subject to a belligerent’s right of search and/or confiscation.

~~(d)~~	~~(i~~	~~)~~	~~The Owners may effect war risks insurance in respect of the Hull and Machinery of the Vessel and their other interests (including, but not limited to, loss of earnings and detention, the crew and their Protection and Indemnity Risks), and the premiums and/or calls therefore shall be for their account.~~

~~(ii)~~	~~If the Underwriters of such insurance should require payment of premiums and/or calls because, pursuant to the Charterers’ orders, the Vessel is within, or is-due-to enter and remain within, any area or areas which are specified by such Underwriters as being subject to additional premiums because of War Risks, then such premiums and/or calls shall be reimbursed by the Charterers to the Owners at-the same time as-the-next-payment of hire is due.~~

~~(e)~~	~~If the Owners become liable under the terms of employment to pay to the crew any bonus or additional wages in respect of sailing into an area which is dangerous in the manner defined by the said terms, then such bonus or additional wages shall be reimbursed to the Owners by the Charterers at the same time as the next payment of hire is due.~~

(f)	Vessel shall have liberty:-

(i)	To comply with all orders, directions, recommendations or advice as to departure, arrival, routes, sailing in convoy, ports of call, stoppages, destinations, discharge of cargo, delivery, or in any other way whatsoever, which are given by the Government of the Nation under whose flag the Vessel sails, or other Government to whose laws the Owner is subject, or any other Government, or any other body or group whatsoever acting with the power to compel compliance with their orders or directions;

(ii)	To comply with the order, directions or recommendations of any war risks underwriters who have the authority to give the same under the terms of the war risks insurance;

(iii)	To comply with the terms of any resolution of the Security Council of the United Nations, any directives of the European Community, the effective orders of any other Supranational body which has the right to issue and give the same, and with national laws aimed at enforcing the same to which the Owner are subject, and to obey the orders and directions of those who are charged with their enforcement;

(iv)	To divert and discharge at any other port a cargo or part thereof which may render Vessel liable to confiscation as a contraband carrier;

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

(v)	To divert and call at any other port to change the crew or any part thereof or other persons on board the Vessel when there is reason to believe that they may be subject to internment, imprisonment or other sanctions.

(g)	If in accordance with their rights under the foregoing provisions of this clause, the Owner shall refuse to proceed to the loading or discharging ports, or any one or more of them, they shall immediately inform the Charterer. No cargo shall be discharged at any alternative port without first giving the Charterer notice of the Owner’s intention to do so and requesting them to nominate a safe port for such discharge. Failing such nomination by the Charterer within 48 hours of the receipt of such notice and request, the Owner may discharge the cargo at any safe port of their own choice.

(h)	If in compliance with any of the provisions of subclauses (b) to (f) of this Clause anything is done or not done, such shall not be deemed a deviation, but shall be considered as due fulfillment of this Charter.

5.7	BILL(S) OF LADING/INDEMNITY

The discharge port(s) shown in the original Bill of Lading shall not constitute a declaration of discharge port(s) and Charterer shall have the right to order Vessel to any port(s) within the terms of this Charter Party.

If Charterer requests Owner to deliver cargo at a discharge port or place:

(1)	Without prior presentation to the Vessel at the discharge port or place of one of the original Bills of Lading issued for the cargo, duly endorsed, and/or

(2)	At a discharge port or place other than that specifically named in said Bills of Lading,

Charterer hereby indemnifies Owner, without further invocation, against claims brought by holders of original Bills of Lading against Owner in accordance with Owner’s letter of indemnity wording from Owner’s P&I Club which must be member of the International Group of P&I Clubs. Owner and Charterer agree that any requirement contained in the above referenced “letter of indemnity” wording for a bank guarantee is hereby waived. For consistency, letter of indemnity choice of law and dispute resolution procedure is deemed to be as provided under this charterparty Clause 5.1 LAW AND LITIGATION.

Owner’s P&I Club recommended indemnity wording is as follows:

[Owner’s P&J Club indemnity wording is to be inserted here or as an exhibit.]

5.8	CONFIDENTIALITY

The terms and conditions of this Time Charter shall remain private and confidential.

5.9	LOSS OF VESSEL

~~Should Vessel be lost, or be missing and presumed lost, hire shall cease at the time of her loss, or if such time is unknown, at the time when Vessel was last heard from. If Vessel should become a Constructuve Total Loss (“CTL”), hire shall cease at the time of~~

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

~~the casualty resulting in such loss. In either case, any hire paid in advance and not earned shall be returned to Charterer. If Vessel should be missing when a payment of hire would otherwise be due, such payment shall be postponed until the safety of Vessel is ascertained. If Vessel should become a CTL, Charterer shall have the option to cancel this Charter on written notice to Owner. The Vessel shall be deemed a-CTL under-this Charter when the-cost of recovering and repairing the Vessel is reasonably estimated to exceed Vessel’s value when repaired, without-taking into consideration any value of this Charter. See Shelltime Clause 20~~

5.10	CONFLICTS OF INTEREST

No director, employee or agent of Owner shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Charter Party (other than brokerage commissions and other commissions and fees described in this Charter Party), or enter into any other business arrangement with any director, employee or agent of Charterer or any of its affiliates without prior written notification to Charterer. Any representative(s) authorized by Charterer may audit any and all records of Owner for the sole purpose of determining whether there has been compliance with this clause.

5.11	CONTRACT INTERPRETATION
A.	The headings of these ChevronTexaco Clauses are inserted for convenience of reference and shall be ignored in the interpretation and construction of this Charter. In the event of any conflict between these rider clauses and Shelltime 4 provisions, these rider clauses shall take precedence. This Time Charter agreement constitutes the entire agreement between the parties and supercedes any earlier agreements and discussions. Any amendments to this Time Charter must be in writing from authorized persons.

B.	None of the language in this Time Charter, and specifically in Clauses 2.7 and 4.2 hereof, is intended, or shall be construed, as an agreement by either Owner or Charterer to comply with any international boycott to the extent that compliance, or agreement to comply, therewith would be penalized under the U.S. antiboycott laws and regulations.

5.12	TAXES
A.	OWNER shall pay (and OWNER’s compensation provided for hereunder includes an allowance for) any and all liabilities or claims for taxes which any taxing authority, (including any political subdivision thereof) claiming jurisdiction over this Charter Party or the Country, may assess or levy against OWNER on account of or resulting from OWNER’s operations pursuant to this Charter Party.

B.	Owner shall defend and indemnify indemnities against any and all liabilities or claims for such taxes, including interest and penalty, which any such taxing authority may assess or levy against CHARTERER in connection with OWNERS’s operations UNDER THIS Charter Party.

Exceptions. Notwithstanding the above, CHARTERER shall bear any tax as a consequence of this Charter Party to the extent that it is required to do so by applicable law.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

CHARTERER, in the event that it is so required by law, may withhold and pay to the above tax authorities any tax levied or assessed on Account of OWNER’s operations pursuant to this Charter Party. CHARTERER will submit receipts to OWNER on such withholding.

C.	Owner warrants that it shall maintain valid IRS 637X Registration throughout the term of the Charter Party and shall comply with all reporting requirements of US Federal, State, and Local Authorities as they pertain to vessel and cargo operations.

6.	AIR/FUEL REGULATIONS COMPLIANCE

Owner warrants that the Vessel shall always operate in compliance with applicable emissions and fuel laws/regulations and shall accurately maintain all required records pertaining to the handling, monitoring and utilization of fuels and pollution reduction equipment.

Owner warrants that the Vessel is capable of safely limiting emissions from its main engine(s), auxiliary engine(s) and boiler(s) as required by any applicable laws/regulations within the trading ranges agreed to in this Charter.

Charterer shall supply fuel(s) that enable the Vessel to comply with applicable laws/regulations relating to fuels used in main engine(s), auxiliary engine(s) and boiler(s) any time the Vessel is operated within a fuel regulation zone, always consistent with Vessel’s fuel specifications, as detailed in lines 14-17 of the charter party. Owner warrants that the Vessel can safely switch to such fuels for operations within such zones.

Attachment to SUNSHINE STATE / Chevron Time Charter Party Dated November 20,2009

American Institute	38J
(July 1, 1972)

AMERICAN INSTITUTE TRADE WARRANTIES

1.	Warranted no port or place on the Eastern Coast of North America, its rivers or adjacent islands

(a)	north of 52° 10’ N. Lat. and west of 50° W. Long.

(b)	in the Gulf of St. Lawrence, its connecting waters and the St. Lawrence River, in the area bounded by lines drawn between Battle Harbour/Pistolet Bay; Cape Ray/Cape North; Port Hawkesbury/Port Mulgrave; and Baie Comeau/Matane, between December 21st and April 30th, both days inclusive.

(c)	west of Baie Comeau, but not West of Montreal, between December 1st and April 30th, both days inclusive.

2.	Warranted no Great Lakes or St. Lawrence Seaway or St. Lawrence River west of Montreal.

3.	Warranted no port or place in Greenland or its adjacent waters.

4.	Warranted no port or place on the Western Coast of North America, its rivers or adjacent islands, north of 54° 30’ N. Lat. or west of 130° 50’ W. Long.; except the port of Ketchikan, Alaska, provided,

(a)	that a qualified pilot having knowledge of local waters be on duty while the Vessel is in waters north of 54° 30’ N. Lat. and east of 132° W. Long. and

(b)	that the Vessel be equipped with operating Gyro Compass, Radio Direction Finder, Fathometer and Radar.

5.	Warranted no Baltic Sea (or adjacent waters east of 15° E. Long.);

(a)	north of a line between Mo and Vaasa between November 15th and May 5th, both days inclusive.

(b)	east of a line between Viipuri (Vyborg) and Narva between November 21st and May 5th, both days inclusive.

(c)	north of a line between Stockholm and Tallinn between December 15th and April 15th, both days inclusive.

(d)	east of 22° E. Long. and south of 59° N. Lat. between December 15th and April 15th, both days inclusive.

6.	Warranted not north of 70° N. Lat. except when proceeding directly to or from any port or place in Norway or Kola Bay.

7.	Warranted no Bering Sea, no East Asian waters north of 46° N. Lat. and no port or place in Siberia except Vladi-vostok and/or Nakhodka.

8.	Warranted no Kerguelen or Croset Islands, nor waters south of 50° S. Lat., except ports or places in Patagonia, Chile and Falkland Islands, but liberty is given to enter waters south of 50° S. Lat. if proceeding to or from ports or places not excluded by this warranty.

9.	Warranted not to sail with Indian Coal as cargo:—

(a)	between March 1st and June 30th, both days inclusive.

(b)	between July 1st and September 30th, both days inclusive, except to ports in Asia, not west of Aden nor east of or beyond Singapore.

ADDENDUM NUMBER ONE

*** -Greenwich, Connecticut

APT Sunshine State LLC

&

Chevron USA, Inc.

Charter Party Dated November 20,2009

The Parties hereby agree that the following will apply to captioned Charter Party:

1.	Charter is to be extended beyond its current expiration for an additional period of ***, ending *** (i.e. *** has been exercised plus *** plus ***).

2.	Charterers shall have three (3) six-month extension options, each declarable by giving Owners *** notice prior to the expiration of the then-current period.

3.	The following charter hire rates are to apply:

$*** (current rate) applicable thru ***

$*** applicable from *** thru ***

$*** applicable from *** thru *** (Charterers’ 1st option period)

$*** applicable from *** thru *** (Charterers’ 2nd option period)

$*** applicable from *** thru *** (Charterers’ 3rd option period)

4.	The forty-five (45)-day cancellation option under the current contract is replaced with Charterers’ option to cancel charter at any time, on ninety (90) days notice. Such option commences *** and is valid thru ***.

5.	The following new Chevron Clause is incorporated:

Improper Influence

Neither Owner nor its directors, officers, employees or agents shall make any payment or give anything of value to any official of any government or public international organization (including any director, officer or employee of any government department, agency or instrumentality) to influence his or its decision, or to gain any other advantage for charterer or owner arising out of this charter party. Owner shall immediately notify charterer of any violation of this clause and shall immediately reimburse charterer out of any and all monies paid by charterer to owner, an amount equal to the amount of the payment or the value of the gift to such an official which gives rise to such violation. Owner shall hold charterer harmless for all losses and expenses arising out of such violation. In the event of any violation of this clause, charterer may, at its sole option, terminate this charter party at any time and notwithstanding any other provision of this charter party, pay no compensation or reimbursement to owner whatsoever for any

***	Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

services performed after the date of such violation. Owner shall maintain true and correct records in connection with the charter party and all transactions related thereto and shall retain all such records for at least twenty-four (24) months after termination of this charter party. Any representative(s) authorized by charterer may audit any and all records of Owner for the purpose of determining whether there has been compliance with this clause.

6.	The following amendments are to apply to existing charter party clauses:

•	The final sentence of Chevron Clause 2.3 is to read as follows:

•

“If, ~~during the course of this Charter~~ during the first year of Vessel’s life, ending December 3, 2010, Vessel is engaged in Intrastate Commerce (by this it is meant voyages within the same state), any resulting taxes imposed by the State in question shall be for Charterers’ account. Notwithstanding the above, income taxes are always for Owners’ account.”

•	Chevron Clause 5.12 A is amended to read as follows:

•

“A. OWNER shall pay (and OWNER shall not seek reimbursement from Charterer for ~~compensation provided for hereunder includes an~~ allowance for) any and all liabilities or claims for taxes which any taxing authority, (including any political subdivision thereof) claiming jurisdiction over this Charter Party or the Country, may assess or levy against OWNER on account of or resulting from OWNER’s operations pursuant to this Charter Party.”

•	Chevron Clause 5.12 B is amended to read as follows:

•

“B. Owner shall defend and indemnify ~~indemnities~~ Charterer against any and all liabilities or claims for such taxes, including interest and penalty, which any such taxing authority may assess or levy against CHARTERER in connection with OWNER’s operations UNDER THIS Charter Party.

All other terms and conditions of Charter Party dated June 10, 2009 remain unaltered and in effect.

IN WITNESS WHEREOF, the Parties have caused this Addendum Number One to be executed in duplicate as of the day and year first above written.

Witness the Signature of:		APT SUNSHINE STATE LLC

/s/	By:	/s/ Robert K. Kurz

Witness the Signature of:		CHEVRON USA INC.

/s/	By:	/s/

Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

Oil Companies International Marine Forum

SIRE Programme

Vessel Particulars Questionnaire

Sunshine State

IMO/LR Number 9408114

24 Nov 2009

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

CHAPTER 1 CHAPTER 1

1	GENERAL INFORMATION

1.1	Date this HVPQ document completed	23 November 2009

1.2	Name of ship	Sunshine State

1.3	LR/IMO Number	9408114

1.4	Last previous name

1.4.1	Date of name change

1.5	Second last previous name

1.5.1	Date of name change

1.6	Third last previous name

1.6.1	Date of name change

1.7	Fourth last previous name

1.7.1	Date of name change

1.8	Flag	United States of America

1.9	Port of Registry	Wilmington, DE.

1.10	If the flag has been changed, what was previous flag?

1.11	Call sign	WDE4432

1.12	INMARSAT number

1.13	Ship’s fax number

1.14	Ship’s telex number

1.15	Mobile Phone Number

1.16	Ship’s Email address

1.17	Type of ship	Oil Tanker

1.18	Vessel’s MMSI No. (Maritime Mobile Selective Call Identity Code)

1.19	Type of Hull	Double hull

2	OWNERSHIP AND OPERATION

1.20	Name of the Registered Owner	APT Sunshine State LLC

1.20.1	Full address	Attn: David Foley, 345 Park Avenue 31st Floor, New York, NY 10154

1.20.2	Office telephone number	Not applicable

1.20.3	Office telex number	Not applicable

1.20.4	Office fax number	Not applicable

1.20.5	Office Email address	Not applicable

1.20.6	Contact person	Not applicable

1.20.7	Contact person after hours telephone number	Not applicable

1.21	Number of years this ship has been owned by Registered Owner	0.1 Years

1.22	Name of Technical Operator (if different from Registered Owner)	Intrepid Ship Management

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

1.22.1	Full Address	94 9487 Regency Square Blvd, Jacksonville, FL 32225

1.22.2	Office telephone number	904-727-2200

1.22.3	Office telex number	Not Applicable

1.22.4	Office fax number	904-727-4256

1.22.5	Office Email address	Tankergos@Crowby.com

1.22.6	Contact person (Designated Person Ashore)	Dominic LaSena

1.22.7	Contact person after hours telephone number	904-727-2422

1.22.8	Emergency callout number	Not applicable

1.22.9	Emergency callout pager number	Not applicable

1.22.10	Contact details for person responsible for oil spill response	Boren Chambers

1.23	Number of years this vessel has been controlled by technical operator	0.1 Years

1.24	Total number of ships operated by this Technical Operator	5

1.25	Name of Commercial Operator (if different from Registered Owner)	Intrepid Ship Management

1.25.1	Full Address	9487 Regency Square BLVD, Jacksonville, FL 32225

1.25.2	Office telephone number	904-727-2200

1.25.3	Office telex number	Not applicable

1.25.4	Office fax number	904-727-4256

1.25.5	Office Email address	Tankerops@crowley.com

1.25.6	Contact person	Boren Chambers

1.25.7	Contact person after hours telephone number	904-861-4120

3	BUILDER

1.26	Builder	NASSCO, San Diego, CA

1.27	Date of building contract

1.28	Hull number	6503

1.29	Date keel laid

1.30	Date launched

1.31	Date delivered

1.32	If applicable, date of completion of major hull changes

1.33	List what changes were made

4	CLASSIFICATION

1.34	Classification society	American Bureau of Shipping

1.35	Class Notation	A1, Chemical Carrier, Oil Carrier, AMS, ACCU, VEC, FL 25, SH. SHCM

1.36	If Classification society changed, name of previous society	N/A

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

1.37	If classification society changed, date of change

1.38	Date of last dry-dock	Not applicable

1.39	Date of second last dry-dock	Not applicable

1.40	Date next dry-dock due	3 June 2012

1.41	Date of last special survey	Not applicable

1.42	Was last special survey an enhanced special survey?

1.43	Date next special survey due

1.44	If ship has Condition Assessment Programme (CAP) rating, what is the latest rating?	1

1.45	Date of last annual survey

1.46	Date of last boiler survey - Port boiler

1.47	Date of last boiler survey - Starboard boiler

1.48	Is the ship subject to Continuous Machinery Survey?	Yes

5	DIMENSIONS

1.49	Length overall (LOA)	183 Meters

1.50	Length between perpendiculars (LBP)	174 Meters

1.51	Extreme breadth	32.2 Meters

1.52	Moulded breadth	32.2 Meters

1.53	Moulded depth	19 Meters

1.54	Keel to masthead	49.22 Meters

1.55	Distance bow to bridge	146.2 Meters

1.56	Distance bridge front - mid point manifold	58.8 Meters

1.57	PARALLEL MID-BODY DIAGRAM

1.57.1	Distance bow to mid-point manifold	88.3 Meters

1.57.2	Distance stern to mid-point manifold	94.7 Meters

1.57.3	Parallel body (light ship)	72.3 Meters

1.57.4	Parallel body, forward to mid-point manifold (light ship)	37.66 Meters

1.57.5	Parallel body, aft to mid-point manifold (light ship)	34.64 Meters

1.57.6	Parallel body (normal ballast)	72.3 Meters

1.57.7	Parallel body, forward to mid-point manifold (normal ballast)	37.66 Meters

1.57.8	Parallel body, aft to mid-point manifold (normal ballast)	34.64 Meters

1.57.9	Parallel body at loaded summer deadweight (SDWT)	72.3 Meters

1.57.10	Parallel body, forward to mid-point manifold at loaded SDWT	37.66 Meters

1.57.11	Parallel body, aft to mid-point manifold at loaded SDWT	34.64 Meters

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

1.58	Does ship have a bulbous bow?	Yes

6	TONNAGES

1.59	Net Registered Tonnage	12859 Tonnes

1.60	Gross Tonnage	29527 Tonnes

1.61	Suez Tonnage	0 Tonnes

1.61.1	Suez Canal Gross Tonnage (SCGT)	0 Tonnes

1.61.2	Suez Canal Net Tonnage (SCNT)	0 Tonnes

1.62	Panama Tonnage	24513 Tonnes

7	LOADLINE INFORMATION

1.63.1	Summer Freeboard	6.213 Meters

1.63.2	Summer Draft	12.8 Meters

1.63.3	Summer Deadweight	48633 Tonnes

1.63.4	Summer Displacement	58746 Tonnes

1.64.1	Winter Freeboard	6.48 Meters

1.64.2	Winter Draft	12.45 Meters

1.64.3	Winter Deadweight	47255 Tonnes

1.64.4	Winter Displacement	57369 Tonnes

1.65.1	Tropical Freeboard	5.946 Meters

1.65.2	Tropical Draft	13.1 Meters

1.65.3	Tropical Deadweight	50013 Tonnes

1.65.4	Tropical Displacement	60127 Tonnes

1.66.1	Lightship Freeboard	16.4 Meters

1.66.2	Lightship Draft	2.6 Meters

1.66.3	Lightship Deadweight	0 Tonnes

1.66.4	Lightship Displacement	10113.5 Tonnes

1.67.1	Normal Ballast Condition Freeboard	11.3 Meters

1.67.2	Normal Ballast Condition Draft	8.7 Meters

1.67.3	Normal Ballast Condition Deadweight	22809 Tonnes

1.67.4	Normal Ballast Condition Displacement	32897 Tonnes

1.68.1	Segregated Ballast Condition Freeboard	11.3 Meters

1.68.2	Segregated Ballast Condition Draft	8.7 Meters

1.68.3	Segregated Ballast Condition Deadweight	22809 Tonnes

1.68.4	Segregated Ballast Condition Displacement	32897 Tonnes

1.69	FWA at Summer Draft (Freeboard)	284 Millimeters

1.70	TPC Immersion at Summer Draft (Freeboard)	56700 Tonnes

1.71.1	Draught Fore at normal ballast conditions (Freeboard)	7.6 Meters

1.71.2	Draught Aft at normal ballast conditions (Draft)	8.7 Meters

1.72	Does ship have Multiple SDWT?	Not applicable

1.73	If yes, what is maximum assigned Deadweight?	0 Tonnes

1.74	What is the max. height of mast above waterline (air draft) in normal SBT condition?	40 Meters

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

8	RECENT OPERATIONAL HISTORY

1.75	Has the ship traded continuously without requirement for unscheduled repairs since the last dry-dock, except for normal maintenance?	Not applicable

1.76	If unscheduled repairs have been carried out, what was the nature of the repairs?	Not applicable

1.77	Has ship been involved in a pollution incident during the past 12 months?

1.78	Has ship been involved in a grounding incident during the past 12 months?

1.79	Has ship been involved in a collision during the past 12 months?

CHAPTER 2 CHAPTER 2

1	CERTIFICATES

2.1	Register Number

2.2.1	Safety Equipment Certificate (Issued)

2.2.2	Safety Equipment Certificate (Expires)

2.2.3	Safety Equipment Certificate (Last Annual)

2.3.1	Safety Radio Certificate (Issued)

2.3.2	Safety Radio Certificate (Expires)

2.3.3	Safety Radio Certificate (Last Annual)

2.4.1	Safety Construction Certificate (Issued)

2.4.2	Safety Construction Certificate (Expires)

2.4.3	Safety Construction Certificate (Last Annual)

2.5.1	Loadline Certificate (Issued)

2.5.2	Loadline Certificate (Expires)

2.5.3	Loadline Certificate (Last Annual)

2.6.1	International Oil Pollution Prevention Certificate (IOPPC) (Issued)

2.6.2	International Oil Pollution Prevention Certificate (IOPPC) (Expires)

2.6.3	International Oil Pollution Prevention Certificate (IOPPC) (Last Annual)

2.7	Type of Oil Tanker as specified by IOPPC Crude/Product (If not an oil tanker, specify)	Oil Tanker

2.8.1	Safety Management Certificate (Issued) (SMC)

2.8.2	Safety Management Certificate (Expires) (SMC)

2.8.3	Safety Management Certificate (Last Intermediate) (SMC)

2.9.1	Document of Compliance (Issued) (DOC)

2.9.2	Document of Compliance (Expires) (DOC)

2.9.3	Document of Compliance (Endorsed) (DOC)

2.10.1	USCG Letter of Compliance (if applicable) (Issued)

2.10.2	USCG Letter of Compliance (if applicable)

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

(Expires)

2.10.3	USCG Letter of Compliance (if applicable) (Last Annual)

2.11.1	Date of last USCG Tank Vessel Examination Letter (TVEL) (Issued)

2.11.2	Date of last USCG Tank Vessel Examination Letter (TVEL) (Expires)

2.12	Minimum Safe Manning Certificate

2.13	Civil Liability Convention Certificate (1969)

2.14	Civil Liability Convention Certificate (1992)

2.15	U.S. Certificate of Financial Responsibility

2.16	Certificate of Fitness (Chemicals)

2.17	Certificate of Fitness (Gas)

2.18	Noxious Liquids Certificate

2.19	Unattended Machinery Space Certificate (Issued)

2.20	International Tonnage Certificate (Issued)

2	DOCUMENTS

2.21	IMO Safety of Life at Sea Convention (SOLAS 74)	Yes

2.22	IMO International Code of Signals (SOLAS V-Reg 21)	Yes

2.23	IMO International Convention for the Prevention of Pollution from Ships (MARPOL 73/78)	Yes

2.24	IMO Ships Routeing	Yes

2.25	IMO International Regulations For Preventing Collisions at Sea (COLREGS)	Yes

2.26	IMO Standards of Training, Certification and Watchkeeping (STCW Convention)	Yes

2.27	ICS Guide to Helicopter/Ship Operations	Yes

2.28	OCIMF/ICS/IAPH International Safety Guide for Oil Tankers and Terminals (ISGOTT)	Yes

2.29	OCIMF/ICS Clean Seas Guide for Oil Tankers	Yes

2.30	OCIMF/ICS Prevention of Oil Spillages Through Cargo Pumproom Sea Valves	Yes

2.31	OCIMF/ICS Ship to Ship Transfer Guide (Petroleum)	Yes

2.32	OCIMF Recommendations for Oil Tanker Manifolds and Associated Equipment	Yes

2.33	OCIMF Mooring Equipment Guidelines	Yes

2.34	OCIMF Effective Mooring	Yes

2.35	USCG Regulations for Tankers (USCG 33 CFR/46 CFR)	Yes

2.36	Oil Transfer Procedures (USCG 33 CFR 155-156)	Yes

2.37	Operator’s ISM Manuals	Yes

2.38	Is the publication IMO-Inert Gas Systems, or Ship Technical Operator’s equivalent manual on board?	Yes

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

2.39	Is the publication IMO-Cow Systems, or Ship Technical Operator’s equivalent manual on board?	Yes

2.40	ICS Bridge Procedures Guide	Yes

2.41	IAMSAR Vol.3	Yes

2.42	Nautical Institute Bridge Team Management	Yes

2.43	International Medical Guide for Ships(or equivalent)	Yes

2.44	ISPS Code

3	FOR CHEMICAL TANKERS ONLY

2.45	IMO Code for Construction & Equipment of Ships Carrying Dangerous Chemicals in Bulk (IBC Code)	Yes

2.46	IMO Index of Dangerous Chemicals Carried in Bulk	Yes

2.47	ICS Tanker Safety Guide (Chemicals)	Yes

2.48	IMO Code for Construction & Equipment of Ships Carrying Dangerous Chemicals in Bulk (BCH Code)	Yes

2.49	Chemical Data Guide (USCG 1990 CIM 16616.6A)	Yes

2.50	Medical First Aid Guide for Use in Accidents involving Dangerous goods (MFAG)

2.51	Procedures and Arrangements (P&A) Manual	Yes

4	FOR GAS CARRIERS ONLY

2.52	IMO Code for Construction & Equipment of Ships Carrying Liquefied Gases in Bulk (IGC Code)	No

2.53	ICS Tanker Safety Guide (Liquefied Gas)

2.54	SIGTTO Liquefied Gas Handling Principles on Ships and in Terminals

2.55	SIGTTO Guide to Pressure Relief Valve Maintenance and Testing

2.56	ICS Ship to Ship Transfer Guide (Liquefied Gases)

2.57	IMO International Code for the Construction and Equipment of Ships Carrying Liquefied Gases in Bulk (IGC Code)

2.58	IMO Code for Existing Ships Carrying Liquefied Gases in Bulk (EGC Code)

CHAPTER 3 CHAPTER 3

1	CREW MANAGEMENT

3.1	Minimum manning required (officers)	8

3.1.1	Actual manning (officers)	9

3.1.2	List Nationality of Officers	United States

3.1.3	Master employed by (Vessel Operator)	Yes

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

3.1.4	Officers employed by (Vessel Operator)	Yes

3.1.5	Ratings employed by (Vessel Operator)	Yes

3.1.6	Common language used (Vessel Operator)	English

3.1.7	Full name of Manning agent 1 (Officers)	American Martitme Officers

3.1.7.1	Full address	2 West Dixie Hwy, Dania Beach, FL 33004

3.1.7.2	Office telephone number	800-362-0513

3.1.7.3	Office telex number	Not applicable

3.1.7.4	Office fax number	Not applicable

3.1.7.5	Office Email address	Not applicable

3.1.8	Are manning agent(s) wholly or partially owned by Operator?	No

3.1.9	If No, does Operator have selection rights?	Yes

3.1.10	Does vessel’s Operator maintain personnel files on officers assigned to his vessels?	Yes

3.1.11	Do officers regularly return to Operator’s vessels?	Yes

3.2	Minimum manning required (ratings)	9

3.2.1	Actual manning (ratings)	12

3.2.2	List Nationality of Ratings	USA

3.2.3	Master employed by (Manning Agent)	Yes

3.2.4	Officers employed by (Manning Agent)	Yes

3.2.5	Ratings employed by (Manning Agent)	Yes

3.2.6	Common language used (Manning Agent)	English

3.2.7	Full name of Manning agent 1 (Ratings)	Seafarer’s International Union

3.2.7.1	Full address	5201 Auth Way, Camp Springs, MD 20746

3.2.7.2	Office telephone number	301-899-0675

3.2.7.3	Office telex number

3.2.7.4	Office fax number	301-899-7355

3.2.7.5	Office Email address

3.2.8	Does vessel’s Operator maintain personnel files on ratings assigned to his vessels?	Yes

3.2.9	Do ratings regularly return to Operator’s vessels?	Yes

2	CONTINUITY

3.3	Do senior officers return to the same ship on a rotational basis?	Yes

3.4	Are senior officers rotated on ships of similar class within company fleet?

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

3.5	Are junior officers and ratings rotated on ships of similar class within company fleet?	Yes

3.6	If senior officers do not return to same ship on a rotational basis, are changes of Master, Chief Officer and Second Engineer organised to avoid a full change of officers at same time?	Not applicable

3	TRAINING

3.7	List Operator sponsored training courses available to officers (Bridge Management etc.)

Drug/Alcohol Testing, EEO, CPR, Accident Investigation, Confined Space Entry, Designated Care Giver, Medical PIC, Medical PIC Refresher, Fire Fighting, Advanced Product/Chemical Tanker Safety, BRM, Manned Model Ship Handling, Advance Ship Handling for Masters, Ship’s Security Officer, Cargo Pumps, Main Engine, Auxuliary Engines, NS5 Orientation, ECDIS Training, Fast Rescue Boat, TOAR

3.8	List Operator sponsored training courses available to ratings (Fire Fighting etc.)	Not applicable

3.9	Are Masters and Chief Engineers required to attend company office before and after each tour of duty?	Yes

3.10	Does operator hold regular training seminars ashore for officers?	Yes

3.11	Are training seminars provided on board for officers and ratings?

3.12	What courses, exceeding statutory requirements, are provided for senior officers?	Not applicable

3.13	What courses, exceeding statutory requirements, are provided for junior officers?	Not applicable

3.14	What courses, exceeding statutory requirements, are provided for ratings?	Not applicable

CHAPTER 4 CHAPTER 4

1 NAVIGATION

4.1.1	Magnetic compass	Yes

4.1.2	Magnetic compass (Type)	Saracom MC-180

4.1.3	Magnetic compass (Number of Units)	2

4.2.1	Gyro compass	Yes

4.2.2	Gyro compass (Type)	Yokogawa CMZ700S

4.2.3	Gyro compass (Number of Units)	1

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4.3.1	Gyro Autopilot	Yes

4.3.2	Gyro Autopilot (Type)	Yokogawa PT500A

4.3.3	Gyro Autopilot (Number of Units)	1

4.4.1.1	Radar 1	Yes

4.4.1.2	Radar (Type)	Furuno 9 GHz FAR2827

4.4.1.3	Radar 1 (Number of Units)	1

4.4.2.1	Radar 2	Yes

4.4.2.2	Radar (Type)	Furuno 3 GHz FAR2837S

4.4.2.3	Radar 2 (Number of Units)	1

4.4.3	Are radars gyro stabilised?	Yes

4.5	Is there at least one radar operating in the 9 GHz frequency band (3cm/x band)?	Yes

4.6	Are the 3 GHz (10cm/S band) and 9Ghz (3cm / X band) radars fitted with an electronic switching unit?	Yes

4.7.1	Radar plotting equipment	Not applicable

4.7.2	Radar plotting equipment (Type)	Not applicable

4.7.3	Radar plotting equipment (Number of Units)

4.8.1	Are the Radars fitted with ARPA?	Yes

4.8.2	Type of ARPA	Furuno FAR2837S / FAR2827

4.8.3	Number of ARPA Units installed	2

4.9.1	Depth sounder with recorder	Yes

4.9.2	Depth sounder with recorder (Type)	L3 Comm LAZ-5100

4.9.3	Depth sounder with recorder (Number of Units)	1

4.10.1	Speed/distance indicator	Yes

4.10.2	Speed/distance indicator (Type)	Consilium SLAR1A

4.10.3	Speed/distance indicator (Number of Units)	1

4.11.1	Doppler log	Yes

4.11.2	Doppler log (Type)	Not applicable

4.11.3	Doppler log (Number of Units)

4.12.1	Docking approach doppler	Yes

4.12.2	Docking approach doppler (Type)	Consilium SD4

4.12.3	Docking approach doppler (Number of Units)	1

4.13.1	Rudder angle indicator	Yes

4.13.2	Rudder angle indicator (Type)	Heriana CB340

4.13.3	Rudder angle indicator (Number of Units)	4

4.14.1	RPM indicator	Yes

4.14.2	RPM indicator (Type)	Konsburg “Engine RPM”

4.14.3	RPM indicator (Number of Units)	6

4.15.1	Controllable pitch propeller indicator	No

4.15.2	Controllable pitch propeller indicator (Type)	Not applicable

4.15.3	Controllable pitch propeller indicator (Number of Units)

4.16.1	Bow thruster indicator	Not applicable

4.16.2	Bow thruster indicator (Type)	Not applicable

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4.16.3	Bow thruster indicator (Number of Units)

4.17.1	Stern Thrust indicator	No

4.17.2	Stern Thrust indicator (Type)	Not applicable

4.17.3	Stern Thrust indicator (Number of Units)

4.18.1	Rate of turn indicator	No

4.18.2	Rate of turn indicator (Type)	Not applicable

4.18.3	Rate of turn indicator (Number of Units)

4.19.1	Radio direction finder	No

4.19.2	Radio direction finder (Type)	Not applicable

4.19.3	Radio direction finder (Number of Units)

4.20.1	Navtex receiver	Yes

4.20.2	Navtex receiver (Type)	JRC NCR 333

4.20.3	Navtex receiver (Number of Units)	1

4.21.1	Satellite navigation receiver	No

4.21.2	Satellite navigation receiver (Type)	Not applicable

4.21.3	Satellite navigation receiver (Number of Units)

4.22.1	Is the ship fitted with GPS?	Yes

4.22.2	Type of GPS installed?	JRC JLR-7700 MKII

4.22.3	Number of GPS units installed?	2

4.23.1	Is the ship fitted with Differential GPS?	Yes

4.23.2	Type of Differential GPS installed?	JRC JLC-7700 MKII

4.23.3	Number of Differential GPS units installed?	2

4.24.1	Is there an Electronic Chart Display?	Yes

4.24.2	Is there an Electronic Chart Display? (Type)	JRC JAN-901M

4.24.3	Is there an Electronic Chart Display? (Number of Units)	1

4.25	Is the Electronic Chart Display incorporated into an approved ECDIS?	No

4.26.1	Integrated Navigation System (INS)	No

4.26.2	Integrated Navigation System (INS) (Type)	Not applicable

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4.26.3	Integrated Navigation System (INS) (Number of Units)

4.27.1	Decca navigator	No

4.27.2	Decca navigator (Type)	Not applicable

4.27.3	Decca navigator (Number of Units)

4.28.1	Omega receiver	No

4.28.2	Omega receiver (Type)	Not applicable

4.28.3	Omega receiver (Number of Units)

4.29.1	Loran C receiver	No

4.29.2	Loran C receiver (Type)	Not applicable

4.29.3	Loran C receiver (Number of Units)

4.30.1	Course recorder	Yes

4.30.2	Course recorder (Type)	Yokogawa MKR181A

4.30.3	Course recorder (Number of Units)	1

4.31.1.1	Off - course alarm-gyro	Yes

4.31.1.2	Off - course alarm - gyro (Type)	Yokogawa

4.31.1.3	Off - course alarm - gyro (Number of Units)	1

4.31.2.1	Off - course alarm - magnetic	Yes

4.31.2.2	Off - course alarm - magnetic (Type)	Yokogawa

4.31.2.3	Off - course alarm - magnetic (Number of Units)	1

4.32.1	Engine order printer	Yes

4.32.2	Engine order printer (Type)	Konsburg

4.32.3	Engine order printer (Number of Units)	1

4.33.1	Anemometer	Yes

4.33.2	Anemometer (Type)	Heriana AC-F11

4.33.3	Anemometer (Number of Units)	1

4.34.1	Weather fax	Yes

4.34.2	Weather fax (Type)	JRC -9A

4.34.3	Weather fax (Number of Units)	1

4.35	Does ship carry sextant(s)?	Yes

4.36	Does ship carry a signal lamp?	Yes

4.37	Is each bridge wing fitted with a rudder angle indicator?	Yes

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4.38.1	Is each bridge wing fitted with a RPM indicator?	Yes

4.38.2	Is each bridge wing fitted with a gyro repeater?	Yes

4.39	If the ship is fitted with a controllable pitch propeller, are indicators fitted on the bridge wings?	No

4.40	Are steering motor controls and engine controls fitted on bridge wings?	Yes

4.41	Is bridge equipped with a ‘Dead-Man’ alarm or equipment?	Yes

CHAPTER 5 CHAPTER 5

1	SAFETY MANAGEMENT

5.1	Is the vessel operated under a Quality Management System?	Yes

5.1.1	If Yes, what type of system? (ISO9002 or IMO Resolution A.741(18))?	ISO9002

5.1.2	If Yes, who is the certifying body?	ABS

5.1.3	Date of vessel certification

2	HELICOPTERS

5.2	Can the ship comply with the ICS Helicopter Guidelines?	Not applicable

5.2.1	If Yes, state whether winching or landing area provided

5.2.2	What is diameter of circle provided?	0 Meters

3	FIRE FIGHTING EQUIPMENT & LIFE SAVING EQUIPMENT

5.3	Is a fixed foam firefighting system installed for the cargo area?	Yes

5.4	Type of foam on board	Alcohol

5.5	Date of foam supply or last analysis certificate

5.6	What fixed fire fighting system is provided for the paint locker?	Fixed Extinguisher

5.7	What type of fire fighting system is fitted in pumproom(s)?	Not applicable

5.8	What type of fire fighting system is fitted in engine room(s)?	CO2

5.9	What type of fire fighting system is fitted in void spaces(s)?	Not applicable

5.10	Is a fixed dry powder firefighting system installed for the cargo area?

5.11	Is a fixed water spray firefighting system installed for the cargo area?

5.12	Is vessel equipped with recharging compressor for breathing apparatus?	Yes

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5.13	What type of lifeboat is fitted?	Conventional

5.14	Is a dedicated rescue boat carried?	Not applicable

5.15	The type of rescue boat is: Rigid/inflated/ rigid- inflated	Not applicable

CHAPTER 6 CHAPTER 6

1 POLLUTION PREVENTION

6.1	Is ship fitted with a continuous deck edge fishplate enclosing the deck area?	Yes

6.1.1	If Yes, what is its minimum vertical height above the deck plating?	150 Millimeters

6.1.2	What is maximum vertical height above deck plating at aft thwartships coaming?	250 Millimeters

6.1.3	How far forward is this height maintained?	Meters

6.2	Is an athwartship deck coaming fitted adjacent to accommodation and service areas?	Yes

6.3	What is the height of the coaming?	300 Millimeters

6.4	Is spill containment fitted under the cargo manifold?	Yes

6.5	Is spill containment fitted under all bunker manifolds?	Yes

6.6	Is containment fitted under the bunker tank vents?	Yes

6.7	Is containment fitted around the deck machinery?	Yes

6.8	Specify type of scupper plugs	Expandable Plug Type

6.9	Are means provided for draining or removing oil from deck area /containment?	Yes

6.10	Is the following pollution control equipment available to clean up oil spilled on deck:

6.10.1	Sorbents	Yes

6.10.2	Non-sparking hand scoops/shovels	Yes

6.10.3	Containers	Yes

6.10.4	Emulsifiers

6.10.5	Non-sparking pumps	Yes

6.11	Is the cargo piping system fully segregated from the sea chest?	Yes

6.12	What type of sea valves that are fitted.	Butterfly Valves

6.13	If the ship is a pre-MARPOL tanker, is a cargo sea chest valve testing arrangement fitted which meets OCIMF recommendations?	No

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6.14	Are dump valves fitted to slop tanks which can be left open with inert gas pressure on the tanks?	No

6.15	Are overboard discharges fitted with blanks or alternatively, is there a testing arrangement for the overboard valves?

6.16	Is there a discharge below the waterline for Annex II substances	Yes

6.17	Is there a discharge above the waterline for Annex I oily mixtures	Yes

6.18	Does Operator have policy to pressure test cargo piping at intervals no greater than 12 months?	Yes

6.18.1	If Yes, specify pressure	20 Bar

6.19	Is garbage incinerator fitted?	Yes

2	OPA 90 REQUIREMENTS

6.20	Has the vessel Operator submitted a Vessel Spill Response Plan to the US Coast Guard which has been approved by official USCG letter?	Yes

6.21	Has a Geographic Specific Appendix been filed with the Captain of the Port for each Port Zone the vessel expects to enter or transit?	Yes

6.22	Has the vessel Operator deposited a letter with the US Coast Guard confirming that the Operator has signed a service contract with an oil spill removal organisation for responding to a ‘worst case scenario’?	Yes

CHAPTER 7 CHAPTER 7

1 STRUCTURAL CONDITION

7.1	Are cargo tanks coated?	Yes

7.1.1	If Yes, specify type of coating	Epoxy

7.1.2	If partially coated, specify which tanks are coated	Not applicable

7.1.3	If cargo tanks are coated, specify to what extent	100% New Construction

7.2	What is the condition of coating as determined by the criteria listed below?	Good

7.3	Are ballast tanks coated?	Yes

7.3.1	If ballast tanks are coated, specify type of coating	Epoxy, Interguard 403

7.3.2	If ballast tanks are coated, specify to what extent	100%

7.3.3	What is the condition of cargo/ballast tank coating?	Good

7.4	Are there anodes in the cargo tanks?

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7.5	Are there anodes in the ballast tanks?	Yes

7.6	What type of anodes are used?	Zinc

7.7	What percentage of anodes have wasted?	0 Percent

7.8	If anodes are aluminium, what is the height above tank bottom?	Not applicable

7.9	Is a formal programme in place for regular inspection of void spaces, cargo and ballast tanks?	Yes

7.10	Does ship have planned prevention maintenance programme (PPM)?	Yes

7.10.1	Is PPM manual (card system) or computerised?	Computerised

7.10.2	What areas of vessel does PPM cover?	Entire Vessel

7.10.3	Is PPM Class approved?	Yes

CHAPTER 8 CHAPTER 8

1 CARGO AND BALLAST HANDLING

8.1	Tank Plan

8.1.1	Tank Plan Diagram

2 DOUBLE HULL VESSELS

8.2	Is vessel fitted with centreline bulkhead in all cargo tanks?	Yes

8.2.1	If Yes, is bulkhead solid or perforated?	Solid

8.2.2	Is vessel fitted with any full breadth ballast tanks?	No

8.2.3	If Yes, how many ballast tanks are full breadth?	2

8.2.4	Does vessel meet the IMO definition of ‘double hull’?	Yes

3 CARGO TANK CAPACITIES

8.3	Cargo Tank Capacities At 98% Full (M3)

8.3.1	Centre Tank Number 1 Capacity (98%)	0 Cu Meters

8.3.2	Centre Tank Number 2 Capacity (98%)	0 Cu Meters

8.3.3	Centre Tank Number 3 Capacity (98%)	0 Cu Meters

8.3.4	Centre Tank Number 4 Capacity (98%)	0 Cu Meters

8.3.5	Centre Tank Number 5 Capacity (98%)	0 Cu Meters

8.3.6	Centre Tank Number 6 Capacity (98%)	0 Cu Meters

8.3.7	Centre Tank Number 7 Capacity (98%)	0 Cu Meters

8.3.8	Centre Tank Number 8 Capacity (98%)	0 Cu Meters

8.3.9	Centre Tank Number 9 Capacity (98%)	0 Cu Meters

8.3.10	Centre Tank Number 10 Capacity (98%)	0 Cu Meters

8.3.11	Centre Tank Number 11 Capacity (98%)	0 Cu Meters

8.3.12	Centre Tank Number 12 Capacity (98%)	0 Cu Meters

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8.3.13	Centre Tank Number 13 Capacity (98%)	0 Cu Meters

8.3.14	Centre Tank Number 14 Capacity (98%)	0 Cu Meters

8.3.15	Centre Tank Number 15 Capacity (98%)	0 Cu Meters

8.3.16	Wings (P & S combined) Number 1 Capacity (98%)	5536.6 Cu Meters

8.3.17	Wings (P & S combined) Number 2 Capacity (98%)	8775 Cu Meters

8.3.18	Wings (P & S combined) Number 3 Capacity (98%)	9570.6 Cu Meters

8.3.19	Wings (P & S combined) Number 4 Capacity (98%)	9570.6 Cu Meters

8.3.20	Wings (P & S combined) Number 5 Capacity (98%)	9472.2 Cu Meters

8.3.21	Wings (P & S combined) Number 6 Capacity (98%)	8376.4 Cu Meters

8.3.22	Wings (P & S combined) Number 7 Capacity (98%)	0 Cu Meters

8.3.23	Wings (P & S combined) Number 8 Capacity (98%)	0 Cu Meters

8.3.24	Wings (P & S combined) Number 9 Capacity (98%)	0 Cu Meters

8.3.25	Wings (P & S combined) Number 10 Capacity (98%)	0 Cu Meters

8.3.26	Wings (P & S combined) Number 11 Capacity (98%)	0 Cu Meters

8.3.27	Wings (P & S combined) Number 12 Capacity (98%)	0 Cu Meters

8.3.28	Wings (P & S combined) Number 13 Capacity (98%)	0 Cu Meters

8.3.29	Wings (P & S combined) Number 14 Capacity (98%)	0 Cu Meters

8.3.30	Wings (P & S combined) Number 15 Capacity (98%)	0 Cu Meters

8.4	Centre Tank Total Capacity (98%)	0 Cu Meters

8.5	Slops 1st Tank Capacity (98%)	700.3 Cu Meters

8.5.1	Slops 2nd Tank Capacity (98%)	817.5 Cu Meters

8.6	Wings (P & S combined) Total Capacity (98%)	51301.4 Cu Meters

8.7	Slops 3rd tank Capacity (98%)	0 Cu Meters

8.7.1	Slops 4th tank Capacity (98%)	0 Cu Meters

8.8	Centre Tank Total Capacity (98%)	1517.8 Cu Meters

8.9	Wings (P & S combined) Total Capacity (98%)	51301.4 Cu Meters

8.10	Grand Total Capacity (98%)	52819.2 Cu Meters

4 BALLAST TANK CAPACITIES

8.11	Ballast Capacities At 100% Full (M3)

8.11.1.1	Tank Number 1 (Identity)	No. 1WB TK Port

8.11.1.2	Tank Number 1 (Capacity)	2008.5 Cu Meters

8.11.2.1	Tank Number 2 (Identity)	No. 1 WB TK Stbd

8.11.2.2	Tank Number 2 (Capacity)	1792.5 Cu Meters

8.11.3.1	Tank Number 3 (Identity)	No. 2 WB TK Port

8.11.3.2	Tank Number 3 (Capacity)	1918.9 Cu Meters

8.11.4.1	Tank Number 4 (Identity)	No. 2 WB TK Stbd

8.11.4.2	Tank Number 4 (Capacity)	1698.7 Cu Meters

8.11.5.1	Tank Number 5 (Identity)	No. 3 WB TK Port

8.11.5.2	Tank Number 5 (Capacity)	1695 Cu Meters

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8.11.6.1	Tank Number 6 (Identity)	No. 3 WB TK Stbd

8.11.6.2	Tank Number 6 (Capacity)	1474.8 Cu Meters

8.11.7.1	Tank Number 7 (Identity)	No. 4 WB TK Port

8.11.7.2	Tank Number 7 (Capacity)	1697.5 Cu Meters

8.11.8.1	Tank Number 8 (Identity)	No. 4 WB TK Stbd

8.11.8.2	Tank Number 8 (Capacity)	1477.3 Cu Meters

8.11.9.1	Tank Number 9 (Identity)	No. 5 WB TK Port

8.11.9.2	Tank Number 9 (Capacity)	1720 Cu Meters

8.11.10.1	Tank Number 10 (Identity)	No. 5 WB TK Stbd

8.11.10.2	Tank Number 10 (Capacity)	1499.8 Cu Meters

8.11.11.1	Tank Number 11 (Identity)	No. 6 WB Tk Port

8.11.11.2	Tank Number 11 (Capacity)	2127.9 Cu Meters

8.11.12.1	Tank Number 12 (Identity)	No. 6 WB TK Stbd

8.11.12.2	Tank Number 12 (Capacity)	1867.5 Cu Meters

8.11.13.1	Tank Number 13 (Identity)	F.P. Tank

8.11.13.2	Tank Number 13 (Capacity)	1690.9 Cu Meters

8.11.14	Total Ballast Tank Capacities at 100% full	22669.3 Cu Meters

5	BALLAST HANDLING

8.12	Ballast Handling

8.12.1	If vessel is a Pre-MARPOL tanker, indicate by tank number, tanks usually designated for departure ballast.	Not applicable

8.12.1.1	Tank Location	N/A

8.12.2	If vessel is a Pre-MARPOL tanker, indicate by tank number, tanks usually designated for arrival ballast.	Not applicable

8.12.2.1	Tank Location

8.12.3	Can vessel handle cargo and non-segregated ballast concurrently maintaining two valve segregation?	Not applicable

8.12.4	Can dirty ballast be safely loaded with gas transfer method? (simultaneous cargo discharge and loading of ballast into empty tanks)	Not applicable

6	IF VESSEL IS CBT TANKER WITH MANUAL

8.13	If the vessel is a CBT Tanker with Approved Manual:

8.13.1	Which cargo tanks are indicated as CBT in the IOPP Certificate?	Not applicable

8.13.2	What is total capacity of CBT tanks?	0 Cu Meters

8.13.3	Is the piping for CBT common with cargo piping or	Not applicable

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independent?

7	IF VESSEL IS SBT TANKER

8.14	If Vessel is SBT Tanker:

8.14.1	What is total capacity of SBT?	0 Cu Meters

8.14.2	What percentage of summer deadweight can vessel maintain with SBT only?	47.78 Percent

8.14.3	Does vessel meet the requirements of MARPOL Reg 13 (2)?	No

8.14.4	Can segregated ballast be discharged through vessel’s manifold?

8.14.5	Is vessel equipped with spool piece designed to connect ballast system to cargo system?	Yes

8.14.6	Do cargo lines pass through any dedicated or segregated ballast tanks?

8.14.7	If Yes, what type of expansion is fitted?

8.14.8	Do ballast lines pass through any cargo tanks?

8.14.9	If Yes, what type of expansion is fitted?

8.14.10	Can vessel pump water ashore for line clearing?

8.14.11	If Yes, what is maximum attainable discharge rate?	0 Cu Meter/Hour

8.14.12	If Yes, what is maximum acceptable back pressure?	0 Bar

8.14.13	Which cargo tanks are designated for heavy weather ballast as per IMO?	All Cargo Tanks

8.14.13.1	Tank Location

8	CARGO HANDLING

8.15	How many grades/products can vessel load/discharge with double valve segregation?	6

8.15.1	How many grades can vessel load/discharge using blank flanges?	6

8.15.2	If vessel is fitted with deepwell pumps and heat exchangers, can pumps and heat exchangers be bypassed during loading?	Yes

8.15.3	Is there Oil Discharge Monitoring Equipment (ODME) fitted?	Yes

8.15.4	Is an Oil Discharge Monitoring System connected to the above waterline discharge?	Yes

8.15.5	If yes, is the Oil Discharge Monitoring System designed to automatically stop the discharge of effluent when its oil content exceeds permitted levels?	Yes

8.16	Is vessel equipped with class approved or certified stability computer?	Yes

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8.16.1	Does this stability programme consider damaged stability conditions?	Yes

8.17	Is computer integrated with cargo system and equipped with alarm to monitor loading and discharging operations?	Yes

9	CARGO AND BALLAST PUMPING SYSTEMS

8.18.1	Main Pump Number 1 (Identity)	1P, 1S, 2P, 2S, 3P, 3S, 4P, 4S, 5P, 5S, 6P, 6S

8.18.2	Main Pump Number 1 (Number)	12

8.18.3	Main Pump Number 1 (Type)	Framo

8.18.4	Main Pump Number 1 (Type of Prime Mover)	Framo Hydraulic

8.18.5	Main Pump Number 1 (Self Priming or Draining)	Self Priming

8.18.6	Main Pump Number 1 (Capacity)	600 Cu Meter/Hour

8.18.7	Main Pump Number 1 (Normal Back Pressure)	0 Bar

8.18.8	Main Pump Number 1 (At what Head?)	0 Meters

8.18.9	Main Pump Number 1 (Max RPM)	0 RPM

8.19.1	Main Pump Number 2 (Identity)

8.19.2	Main Pump Number 2 (Number)	0

8.19.3	Main Pump Number 2 (Type)

8.19.4	Main Pump Number 2 (Type of Prime Mover)

8.19.5	Main Pump Number 2 (Self Priming or Draining)

8.19.6	Main Pump Number 2 (Capacity)	0 Cu Meter/Hour

8.19.7	Main Pump Number 2 (Normal Back Pressure)	0 Bar

8.19.8	Main Pump Number 2 (At what Head?)	0 Meters

8.19.9	Main Pump Number 2 (Max RPM)	0 RPM

8.20.1	Main Pump Number 3 (Identity)

8.20.2	Main Pump Number 3 (Number)	0

8.20.3	Main Pump Number 3 (Type)

8.20.4	Main Pump Number 3 (Type of Prime Mover)

8.20.5	Main Pump Number 3 (Self Priming or Draining)

8.20.6	Main Pump Number 3 (Capacity)	0 Cu Meter/Hour

8.20.7	Main Pump Number 3 (Normal Back Pressure)	0 Bar

8.20.8	Main Pump Number 3 (At what Head?)	0 Meters

8.20.9	Main Pump Number 3 (Max RPM)	0 RPM

8.21.1	Main Pump Number 4 (Identity)

8.21.2	Main Pump Number 4 (Number)	0

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8.21.3	Main Pump Number 4 (Type)

8.21.4	Main Pump Number 4 (Type of Prime Mover)

8.21.5	Main Pump Number 4 (Self Priming or Draining)

8.21.6	Main Pump Number 4 (Capacity)	0 Cu Meter/Hour

8.21.7	Main Pump Number 4 (Normal Back Pressure)	0 Bar

8.21.8	Main Pump Number 4 (At what Head?)	0 Meters

8.21.9	Main Pump Number 4 (Max RPM)	0 RPM

8.22.1	Main Pump Number 5 (Identity)

8.22.2	Main Pump Number 5 (Number)	0

8.22.3	Main Pump Number 5 (Type)

8.22.4	Main Pump Number 5 (Type of Prime Mover)

8.22.5	Main Pump Number 5 (Self Priming or Draining)

8.22.6	Main Pump Number 5 (Capacity)	0 Cu Meter/Hour

8.22.7	Main Pump Number 5 (Normal Back Pressure)	0 Bar

8.22.8	Main Pump Number 5 (At what Head?)	0 Meters

8.22.9	Main Pump Number 5 (Max RPM)	0 RPM

8.23.1	Main Pump Number 6 (Identity)

8.23.2	Main Pump Number 6 (Number)	0

8.23.3	Main Pump Number 6 (Type)

8.23.4	Main Pump Number 6 (Type of Prime Mover)

8.23.5	Main Pump Number 6 (Self Priming or Draining)

8.23.6	Main Pump Number 6 (Capacity)	0 Cu Meter/Hour

8.23.7	Main Pump Number 6 (Normal Back Pressure)	0 Bar

8.23.8	Main Pump Number 6 (At what Head?)	0 Meters

8.23.9	Main Pump Number 6 (Max RPM)	0 RPM

8.24.1	Main Pump Number 7 (Identity)

8.24.2	Main Pump Number 7 (Number)	0

8.24.3	Main Pump Number 7 (Type)

8.24.4	Main Pump Number 7 (Type of Prime Mover)

8.24.5	Main Pump Number 7 (Self Priming or Draining)

8.24.6	Main Pump Number 7 (Capacity)	0 Cu Meter/Hour

8.24.7	Main Pump Number 7 (Normal Back Pressure)	0 Bar

8.24.8	Main Pump Number 7 (At what Head?)	0 Meters

8.24.9	Main Pump Number 7 (Max RPM)	0 RPM

8.25.1	Main Pump Number 8 (Identity)

8.25.2	Main Pump Number 8 (Number)	0

8.25.3	Main Pump Number 8 (Type)

8.25.4	Main Pump Number 8 (Type of Prime Mover)

8.25.5	Main Pump Number 8 (Self Priming or Draining)

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8.25.6	Main Pump Number 8 (Capacity)	0 Cu Meter/Hour

8.25.7	Main Pump Number 8 (Normal Back Pressure)	0 Bar

8.25.8	Main Pump Number 8 (At what Head?)	0 Meters

8.25.9	Main Pump Number 8 (Max RPM)	0 RPM

8.26.1	Booster Pumps (Number)	0

8.26.2	Booster Pumps (Type)

8.26.3	Booster Pumps (Type of Prime mover)

8.26.4	Booster Pumps (Capacity) (water)	0 Cu Meter/Hour

8.26.5	Booster Pumps (Normal Back Pressure)	0 Bar

8.26.6	Booster Pumps (At what Head?)	0 Meters

8.26.7	Booster Pumps (RPM)	0 RPM

8.26.8	Booster Pumps (Max RPM)	0 RPM

8.27.1	Stripping (Number)	0

8.27.2	Stripping (Type)

8.27.3	Stripping (Type of Prime Mover)

8.27.4	Stripping (Capacity)	0 Cu Meter/Hour

8.27.5	Stripping (Normal Back Pressure)	0 Bar

8.27.6	Stripping (At what Head?)	0 Meters

8.28.1	Eductors (Number)	0

8.28.2	Eductors (Type)

8.28.3	Eductors (Type of Prime Mover)

8.28.4	Eductors(Capacity)	0 Cu Meter/Hour

8.28.5	Eductors(Normal Back Pressure)	0 Bar

8.28.6	Eductors(At what Head?)	0 Meters

8.29.1	Ballast Handling Main Pump (Number)	2

8.29.2	Ballast Handling Main Pump (Type)	Framo

8.29.3	Ballast Handling Main Pump (Type of Prime Mover)	Hydraulic

8.29.4	Ballast Handling Main Pump (Capacity)	1000 Cu Meter/Hour

8.29.5	Ballast Handling Main Pump (Normal Back Pressure)	0 Bar

8.29.6	Ballast Handling Main Pump (At what Head?)	45.7 Meters

8.29.7	Ballast Handling Main Pump (Max RPM)	0 RPM

8.30.1	Ballast Handling Stripping (Number)	0

8.30.2	Ballast Handling Stripping (Type)

8.30.3	Ballast Handling Stripping (Type of Prime Mover)

8.30.4	Ballast Handling Stripping (Capacity)	0 Cu Meter/Hour

8.30.5	Ballast Handling Stripping (At what Head?)	0 Bar

8.31.1	Ballast Handling Eductors (Number)	0

8.31.2	Ballast Handling Eductors (Type)

8.31.3	Ballast Handling Eductors (Type of Prime Mover)

8.31.4	Ballast Handling Eductors (Capacity)	0 Cu Meter/Hour

8.31.5	Ballast Handling Eductors (At what Head?)	0 Bar

8.32	Is vessel fitted with dedicated stripping lines and pumps?

8.33	State location of cargo pump emergency stops (i)	Aft End Port Manifold

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8.34	State location of cargo pump emergency stops (ii)	Aft End Stbd Manifold

8.35	State location of cargo pump emergency stops (iii)

8.36	State location of cargo pump emergency stops (iv)

8.37	State location of cargo pump emergency stops (v)

8.38.1	Are bearings of cargo pumps fitted with high temperature alarms?	Not applicable

8.38.2	Are bearings of cargo pumps fitted with high temperature trips?	Not applicable

8.39.1	Are bearings of ballast pumps fitted with high temperature alarms?	Not applicable

8.39.2	Are bearings of ballast pumps fitted with high temperature trips?	Not applicable

8.40.1	Are casings of cargo pumps fitted with high temperature alarms?	Not applicable

8.40.2	Are casings of cargo pumps fitted with high temperature trips?	Not applicable

8.41.1	Are casings of ballast pumps fitted with high temperature alarms?	Not applicable

8.41.2	Are casings of ballast pumps fitted with high temperature trips?	Not applicable

8.42.1	Are pumproom shaft glands through bulkheads fitted with high temperature alarms?	Not applicable

8.42.2	Are pumproom shaft glands through bulkheads fitted with high temperature trips?	Not applicable

8.43	What is the principal type of cargo valve?	Butterfly

8.44	What type of cargo valve actuator is fitted?	Hydraulic

10	CARGO CONTROL ROOM

8.45	Is ship fitted with a Cargo Control Room? (CCR)	Yes

8.46	Can cargo and ballast pumps be controlled from the CCR?	Yes

8.47	Can all valves be controlled from the CCR?	No

8.48	Can tank innage/ullage be read from the CCR?	Yes

8.49	Is ODME readout fitted in the CCR?	Yes

8.50	Can the IGS be controlled from the CCR?	Yes

11	GAUGING AND SAMPLING

8.51	Can vessel operate under closed loading conditions in accordance with Section 7.6.3 of ISGOTT?	Yes

8.51.1	What type of fixed closed tankgauging system is fitted?	Radar / Hermetic

8.52	Does tank gauging system have local reading?	No

8.52.1	Is gauging system certified and calibrated?	Yes

8.52.2	If it is a portable system does the sounding pipe extend to full tank depth?

8.53	Are bunker tanks fitted with a full depth gauging system?	Yes

8.54	Are high level alarms fitted?	Yes

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8.54.1	If Yes, indicate whether to all tanks or partial?	All

8.54.2	Are high level alarms independent of the gauging system?

8.55	Are bunker tanks fitted with high level alarms?	Yes

8.56	If Yes, are bunker tank high level alarms part of the primary tank gauging system?

8.57	Are closed sampling devices on board?	Yes

8.58	Are cargo tanks fitted with dipping points as per IMO Res 497 4.4.4?	Yes

8.59	If portable equipment for gauging uses vapour locks, are vapour locks calibrated?	No

8.59.1	If Yes, by whom are vapour locks calibrated?	NASSCO

8.59.2	If Yes, by whom are vapour locks certified?	NASSCO

8.60	If portable equipment used for gauging who is manufacturer?	Hermetic

8.60.1	If portable equipment used for gauging how many units are supplied?	4

8.60.2	What is the name of the manufacturer of the vapour locks?	Hermetic

8.61	What is the nominal (internal) diameter of the vapour lock?	51 Millimeters

8.61.1	To what standard is the thread of the vapour lock manufactured?	Not applicable

8.6 1.2	Can vapour lock be used for ullaging?	Yes

8.6 1.3	Can vapour lock be used for temperature?	Yes

8.6 1.4	Can vapour lock be used for interface?	Yes

8.6 1.5	Can vapour lock be used for cargo sampling?	Yes

8.6 1.6	If the vapour lock can be used for cargo sampling, what is the volume of the sample that can be drawn?

8.62	Specify portable equipment for checking oil/water interface	Hermetic

8.63	Can cargo samples be taken at the manifold?	Yes

8.64	What is the means of taking cargo temperatures?	Radar / Hermetic

12	VAPOUR EMISSION CONTROL

8.65	Is a vapour return system fitted?	Yes

8.65.6	If fitted, is vapour line return manifold in compliance with OCIMF Guidelines?	Yes

8.66	Is vessel certified for vapour transfer?	Yes

8.66.1	If yes, by which organisation?	ABS

13	VENTING

8.67	State what type of venting system is fitted	Bullet Valves

8.68	State maximum venting capacity	600 Cu Meter/Hour

8.69	State P/V valve opening pressure	2000 MM/WG

8.70	State P/V valve vacuum setting	-350 MM/WG

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8.71	Does each tank have isolating valve?	Yes

8.72	Are cargo tanks fitted with full flow P/V valves without isolating valves between the P/V valve and tank?	Yes

8.73	Is there a means of measuring the pressure in the vapour space in each cargo tank?	Yes

8.74	Is venting through a mast riser?	Not applicable

8.75	Are mast risers fitted with high velocity vents?	Not applicable

8.76	If Yes, state opening pressure	0 MM/WG

8.77	State vacuum setting of mast riser	0 MM/WG

8.78	State throughput capacity of mast riser.	0 Cu Meter/Hour

8.79	What is the maximum loading rate for homogenous cargo?	3600 Cu Meter/Hour

14	CARGO MANIFOLDS

8.80	Does vessel comply with the latest edition of the OCIMF Recommendations for Oil Tanker Manifolds and Associated Equipment?	Yes

8.81	What type of valves are fitted at manifold?	Butterfly Valves

8.82	If hydraulic valves fitted, what are closing times?	0 Seconds

8.83	What is the number of cargo connections per side?	6

8.84	What is the size of cargo connections?	350 Millimeters

8.85	Are pressure gauges fitted outboard of manifold valves?	Yes

8.86	What is the material of the manifold?	Steel

8.87	Is the vessel fitted with a crossover at the manifold?	Yes

8.88	Are manifold cross-connections made by hard or flexible piping? (chemical carriers)	Hard Piping

15	BUNKER MANIFOLDS

8.89	What is the number of bunker connections per side?	2

8.90	What is the size of the bunker connection?	152.4 Millimeters

16	MANIFOLD ARRANGEMENT

8.91	Manifold Arrangement Diagram

8.92	Distance A bunker manifold to cargo manifold	4000 Millimeters

8.93	Distance B cargo manifold to cargo manifold	2000 Millimeters

8.94	Distance C cargo manifold to vapour return manifold	6000 Millimeters

8.95	Distance D manifolds to ship’s rail	4600 Millimeters

8.96	Distance E spill tank grating to centre of manifold	880 Millimeters

8.97	Distance F main deck to centre of manifold	1880 Millimeters

8.98	Distance G maindeck to top of rail	1380 Millimeters

8.99	Distance H top of rail to centre of manifold	500 Millimeters

8.100	Distance 3 manifold to ship side	4900 Millimeters

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8.101	What is the height of the manifold connections above the waterline at loaded (Summer Deadweight) condition?	9.1 Meters

8.102	What is the height of the manifold connections above the waterline in normal ballast?	13.68 Meters

8.103	What is the distance between the keel and centre of manifold?	20.88 Meters

8.104	Is vessel fitted with a stern manifold?	No

8.104.1	If stem manifold fitted, state size	0 Millimeters

8.105	Is vessel fitted with a bow manifold?	No

8.105.1	If bow manifold fitted, state size	0 Millimeters

8.106.1	Number of Reducers carried	6

8.106.2	From Diameter	350 Millimeters

8.106.3	To Diameter	200 Millimeters

8.107.1	Number of Reducers carried	6

8.107.2	From Diameter	350 Millimeters

8.107.3	To Diameter	250 Millimeters

8.108.1	Number of Reducers carried	2

8.108.2	From Diameter	250 Millimeters

8.108.3	To Diameter	200 Millimeters

8.109.1	Number of Reducers carried	12

8.109.2	From Diameter	400 Millimeters

8.109.3	To Diameter	350 Millimeters

8.110.1	Number of Reducers carried	2

8.110.2	From Diameter	400 Millimeters

8.110.3	To Diameter	200 Millimeters

8.111	To what standard are manifold reducers manufactured? (ANSI, ASA, BSI, DIN, JIS, etc.)	ANSI

17	GAS MONITORING

8.112	Is the vessel fitted with a fixed system to continuously monitor for flammable atmospheres?	Yes

8.112.1	What spaces are monitored?	Ballast Tanks

8.113	Where are sensors/sampling points located in	Not applicable

pumproom?

8.113.1	Are sensors/sampling points calibrated/tested?	Yes

8.113.2	Who is responsible for testing sensors/sampling points?	Chief officer

8.114.1	Portable and Personal gas detection equipment carried Item Number 1 (Name)	Multi Ray 4 Gas

8.114.2	Portable and Personal gas detection equipment carried Item Number 1 (Number of units)	2

8.115.1	Portable and Personal gas detection equipment carried Item Number 2 (Name)	Riki

8.115.2	Portable and Personal gas detection equipment carried Item Number 2 (Number of units)	4

8.116.1	Portable and Personal gas detection equipment

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carried Item Number 3 (Name)

8.116.2	Portable and Personal gas detection equipment carried Item Number 3 (Number of units)	0

8.117.1	Portable and Personal gas detection equipment carried Item Number 4 (Name)

8.117.2	Portable and Personal gas detection equipment carried Item Number 4 (Number of units)	0

8.118.1	Portable and Personal gas detection equipment carried Item Number 5 (Name)

8.118.2	Portable and Personal gas detection equipment carried Item Number 5 (Number of units)	0

8.119.1	Portable and Personal gas detection equipment carried Item Number 6 (Name)

8.119.2	Portable and Personal gas detection equipment carried Item Number 6 (Number of units)	0

18	CARGO HEATING

8.120	Are there coils in cargo tanks?	Not applicable

8.121	State the Number of independent sets of coils per tank	Not applicable

8.122	Are all tanks coiled?	Yes

8.123	What is the Height of coils above tank bottom?	Not applicable

8.124.1	Heating surface per tank	Not applicable

8.124.2	Heating surface per tank volume ratio	Not applicable

8.125	Are heating coils welded or coupled?	Not applicable

8.126	Are heat exchangers external to cargo tanks?	Yes

8.127	Are there external ducts?

8.128	What is the Material of heating coils?	SS

8.129	Inlet heating medium to coils	Steam

8.130.1	With Sea temperature	Degrees C

8.130.2	With air temperature	Degrees C

8.131	Heating agent	Steam

8.132	Number of heaters	12

8.133.1	Able to raise temperature from	44 Degrees C

8.133.2	Able to raise temperature to	66 Degrees C

8.133.3	Time taken to raise temperature	24 Hours

8.134	Total capacity of boilers	20000 KCal

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CHAPTER 9 CHAPTER 9

1	INERT GAS AND CRUDE OIL WASHING

9.1	Is an inert gas system (IGS) fitted? (If No, ignore remainder of this section)	Yes

9.2	Is a P/V breaker fitted?	Yes

9.3	Is IGS supplied by flue gas, inert gas (IG) generator and/or nitrogen?	Generator

9.4	Are fixed O2 alarms fitted in inert gas generating spaces?

9.5	What is the capacity of the IGS?	4500 Cu Meter/Hour

9.6	How many fans does it have?	2

9.7	What is the total combined fan capacity?	9000 Cu Meter/Hour

9.8	Is a top-up IG generator fitted?

9.8.1	If Yes, what is its capacity?	0 Cu Meter/Hour

9.9	Is an IGS operating manual on board?	Yes

9.10	What type of deck seal is fitted?	Semi-Dry

9.11	How many segregations does the IGS have?	1

9.12	What method is used to isolate individual tanks?	Butterfly Valve

9.13	What type of non-return valve is fitted?	Check Valve

9.14	What means of protection is fitted, other than minimum thermal variation P/V valves, if tanks can be individually isolated from the IG ?

9.15	If ship has double hull or sides, are facilities available to inert ballast tanks and other void spaces?	Yes

9.15.1	Can these tanks/spaces be purged with air?	Yes

9.16	Where is the location of the emergency IGS connection?	Ballast Tank Trunks

9.16.1	What is the size of the emergency IGS connection?	152.4 Millimeters

9.17	Is a Crude Oil Washing (COW) installation fitted? (If No, ignore remainder of this section)	Yes

9.18	Are COW drive units fixed or portable?	Fixed

9.19	Are COW drive units programmable?	Yes

9.20	Is vessel capable of performing COW at the same time as cargo discharge?	Yes

9.21	Is there an approved COW Manual on board?	Yes

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9.22	What is the working pressure of the COW lines?	10 Bar

CHAPTER 10 CHAPTER 10

1	MOORING

10.1	Does the vessel comply with the latest edition of OCIMF Mooring Equipment Guidelines?	Yes

2	MOORING WIRES (ON DRUMS)

10.2.1	Mooring Wires (On Drums) Forecastle (Number)

10.2.2	Mooring Wires (On Drums) Forecastle (Diameter)	0 Millimeters

10.2.3	Mooring Wires (On Drums) Forecastle (Material)	Not applicable

10.2.4	Mooring Wires (On Drums) Forecastle (Length)	0 Meters

10.2.5	Mooring Wires (On Drums) Forecastle (Breaking Strength)	0 Tonnes

10.3.1	Mooring Wires (On Drums) Forward Main Deck (Number)	0

10.3.2	Mooring Wires (On Drums) Forward Main Deck (Diameter)	0 Millimeters

10.3.3	Mooring Wires (On Drums) Forward Main Deck (Material)	Not applicable

10.3.4	Mooring Wires (On Drums) Forward Main Deck (Length)	0 Meters

10.3.5	Mooring Wires (On Drums) Forward Main Deck (Breaking Strength)	0 Tonnes

10.4.1	Mooring Wires (On Drums) Aft Main Deck (Number)	0

10.4.2	Mooring Wires (On Drums) Aft Main Deck (Diameter)	0 Millimeters

10.4.3	Mooring Wires (On Drums) Aft Main Deck (Material)	Not applicable

10.4.4	Mooring Wires (On Drums) Aft Main Deck (Length)	0 Meters

10.4.5	Mooring Wires (On Drums) Aft Main Deck (Breaking Strength)	0 Tonnes

10.5.1	Mooring Wires (On Drums) Poop (Number)	0

10.5.2	Mooring Wires (On Drums) Poop (Diameter)	0 Millimeters

10.5.3	Mooring Wires (On Drums) Poop (Material)	Not applicable

10.5.4	Mooring Wires (On Drums) Poop (Length)	0 Meters

10.5.5	Mooring Wires (On Drums) Poop (Breaking Strength)	0 Tonnes

3	MOORING WIRE TAILS

10.6	Type of shackle

10.7.1	Mooring Wire Tails Forecastle (Number)	0

10.7.2	Mooring Wire Tails Forecastle (Diameter)	0 Millimeters

10.7.3	Mooring Wire Tails Forecastle (Material)	Not applicable

10.7.4	Mooring Wire Tails Forecastle (Length)	0 Meters

10.7.5	Mooring Wire Tails Forecastle (Breaking Strength)	0 Tonnes

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10.8.1	Mooring Wire Tails Forward Main Deck (Number)	0

10.8.2	Mooring Wire Tails Forward Main Deck (Diameter)	0 Millimeters

10.8.3	Mooring Wire Tails Forward Main Deck (Material)	Not applicable

10.8.4	Mooring Wire Tails Forward Main Deck (Length)	0 Meters

10.8.5	Mooring Wire Tails Forward Main Deck (Breaking Strength)	0 Tonnes

10.9.1	Mooring Wire Tails Aft Main Deck (Number)	0

10.9.2	Mooring Wire Tails Aft Main Deck (Diameter)	0 Millimeters

10.9.3	Mooring Wire Tails Aft Main Deck (Material)	Not applicable

10.9.4	Mooring Wire Tails Aft Main Deck (Length)	0 Meters

10.9.5	Mooring Wire Tails Aft Main Deck (Breaking Strength)	0 Tonnes

10.10.1	Mooring Wire Tails Poop (Number)	0

10.10.2	Mooring Wire Tails Poop (Diameter)	0 Millimeters

10.10.3	Mooring Wire Tails Poop (Material)	Not applicable

10.10.4	Mooring Wire Tails Poop (Length)	0 Meters

10.10.5	Mooring Wire Tails Poop (Breaking Strength)	0 Tonnes

4	MOORING ROPES (ON DRUMS)

10.11.1	Mooring Ropes (On Drums) Forecastle (Number)	4

10.11.2	Mooring Ropes (On Drums) Forecastle (Diameter)	28 Millimeters

10.11.3	Mooring Ropes (On Drums) Forecastle (Material)	AmSteel Blue

10.11.4	Mooring Ropes (On Drums) Forecastle (Length)	250 Meters

10.11.5	Mooring Ropes (On Drums) Forecastle (Breaking Strength)	61.2 Tonnes

10.12.1	Mooring Ropes (On Drums) Forward Main Deck (Number)	2

10.12.2	Mooring Ropes (On Drums) Forward Main Deck (Diameter)	28 Millimeters

10.12.3	Mooring Ropes (On Drums) Forward Main Deck (Material)	AmSteel Blue

10.12.4	Mooring Ropes (On Drums) Forward Main Deck (Length)	250 Meters

10.12.5	Mooring Ropes (On Drums) Forward Main Deck (Breaking Strength)	61.2 Tonnes

10.13.1	Mooring Ropes (On Drums) Aft Main Deck (Number)	2

10.13.2	Mooring Ropes (On Drums) Aft Main Deck (Diameter)	28 Millimeters

10.13.3	Mooring Ropes (On Drums) Aft Main Deck (Material)	AmSteel Blue

10.13.4	Mooring Ropes (On Drums) Aft Main Deck (Length)	250 Meters

10.13.5	Mooring Ropes (On Drums) Aft Main Deck (Breaking Strength)	61.2 Tonnes

10.14.1	Mooring Ropes (On Drums) Poop (Number)	5

10.14.2	Mooring Ropes (On Drums) Poop (Diameter)	28 Millimeters

10.14.3	Mooring Ropes (On Drums) Poop (Material)	AmSteel Blue

10.14.4	Mooring Ropes (On Drums) Poop (Length)	250 Meters

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10.14.5	Mooring Ropes (On Drums) Poop (Breaking Strength)	61.2 Tonnes

5	OTHER MOORING LINES

10.15.1	Other Mooring Lines Forecastle (Number)

10.15.2	Other Mooring Lines Forecastle (Diameter)	0 Millimeters

10.15.3	Other Mooring Lines Forecastle (Material)	Not applicable

10.15.4	Other Mooring Lines Forecastle (Length)	0 Meters

10.15.5	Other Mooring Lines Forecastle (Breaking Strength)	0 Tonnes

10.16.1	Other Mooring Lines Forward Main Deck (Number)	0

10.16.2	Other Mooring Lines Forward Main Deck (Diameter)	0 Millimeters

10.16.3	Other Mooring Lines Forward Main Deck (Material)	Not applicable

10.16.4	Other Mooring Lines Forward Main Deck (Length)	0 Meters

10.16.5	Other Mooring Lines Forward Main Deck (Breaking Strength)	0 Tonnes

10.17.1	Other Mooring Lines Aft Main Deck (Number)	0

10.17.2	Other Mooring Lines Aft Main Deck (Diameter)	0 Millimeters

10.17.3	Other Mooring Lines Aft Main Deck (Material)	Not applicable

10.17.4	Other Mooring Lines Aft Main Deck (Length)	0 Meters

10.17.5	Other Mooring Lines Aft Main Deck (Breaking Strength)	0 Tonnes

10.18.1	Other Mooring Lines Poop (Number)	0

10.18.2	Other Mooring Lines Poop (Diameter)	0 Millimeters

10.18.3	Other Mooring Lines Poop (Material)	Not applicable

10.18.4	Other Mooring Lines Poop (Length)	0 Meters

10.18.5	Other Mooring Lines Poop (Breaking Strength)	0 Tonnes

6	SPARE MOORING WIRES

10.19.1	Spare Mooring Wires (Identity 1)	Not applicable

10.19.2	Number (Identity 1)	0

10.19.3	Diameter (Identity 1)	0 Millimeters

10.19.4	Material (Identity 1)	Not applicable

10.19.5	Length (Identity 1)	0 Meters

10.19.6	Breaking Strength (Identity 1)	0 Tonnes

10.19.1.1	Spare Mooring Wires (Identity 2)	Not applicable

10.19.1.2	Number (Identity 2)	0

10.19.1.3	Diameter (Identity 2)	0 Millimeters

10.19.1.4	Material (Identity 2)	Not applicable

10.19.1.5	Length (Identity 2)	0 Meters

10.19.1.6	Breaking Strength (Identity 2)	0 Tonnes

7	SPARE MOORING ROPES

10.20.1	Spare Mooring Ropes (Identity 1)	Bow

10.20.2	Number (Identity 1)	1

10.20.3	Diameter (Identity 1)	28 Millimeters

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10.20.4	Material (Identity 1)	AmSteel Blue

10.20.5	Length (Identity 1)	250 Meters

10.20.6	Breaking Strength (Identity 1)	61.2 Tonnes

10.20.1.1	Spare Mooring Ropes (Identity 2)	Bow

10.20.1.2	Number (Identity 2)	1

10.20.1.3	Diameter (Identity 2)	28 Millimeters

10.20.1.4	Material (Identity 2)	AmSteel Blue

10.20.1.5	Length (Identity 2)	250 Meters

10.20.1.6	Breaking Strength (Identity 2)	61.2 Tonnes

8	SPARE MOORING TAILS

10.21.1	Spare Mooring Tails (Identity 1)	Not applicable

10.21.2	Number (Identity 1)	0

10.21.3	Diameter (Identity 1)	0 Millimeters

10.21.4	Material (Identity 1)	Not applicable

10.21.5	Length (Identity 1)	0 Meters

10.21.6	Breaking Strength (Identity 1)	0 Tonnes

10.21.1.1	Spare Mooring Tails (Identity 2)	Not applicable

10.21.1.2	Number (Identity 2)	0

10.21.1.3	Diameter (Identity 2)	0 Millimeters

10.21.1.4	Material (Identity 2)	Not applicable

10.21.1.5	Length (Identity 2)	0 Meters

10.21.1.6	Breaking Strength (Identity 2)	0 Tonnes

9	MOORING WINCHES

10.22.1	Forecastle (Number)	4

10.22.2	Forecastle (Single Drum or Double Drums)	Double

10.22.3	Forecastle (Split Drums Y/N)	Yes

10.22.4	Forecastle (Motive Power)	Hydraulic

10.22.5	Forecastle (Heaving Power)	16.86 Tonnes

10.22.6	Forecastle (Brake Capacity)	49.23 Tonnes

10.22.7	Forecastle (Hauling Speed)	15 Meters/Minute

10.23.1	Forward Main Deck (Number)	2

10.23.2	Forward Main Deck (Single Drum or Double Drums)	Double

10.23.3	Forward Main Deck (Split Drums Y/N)	Yes

10.23.4	Forward Main Deck (Motive Power)	Hydraulic

10.23.5	Forward Main Deck (Heaving Power)	16.86 Tonnes

10.23.6	Forward Main Deck (Brake Capacity)	49.23 Tonnes

10.23.7	Forward Main Deck (Hauling Speed)	15 Meters/Minute

10.24.1	Aft Main Deck (Number)	2

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10.24.2	Aft Main Deck (Single Drum or Double Drums)	Double

10.24.3	Aft Main Deck (Split Drums Y/N)	Yes

10.24.4	Aft Main Deck (Motive Power)	Hydraulic

10.24.5	Aft Main Deck (Heaving Power)	16.86 Tonnes

10.24.6	Aft Main Deck (Brake Capacity)	49.23 Tonnes

10.24.7	Aft Main Deck (Hauling Speed)	15 Meters/Minute

10.25.1	Poop (Number)	5

10.25.2	Poop (Single Drum or Double Drums)	Double

10.25.3	Poop (Split Drums Y/N)	Yes

10.25.4	Poop (Motive Power)	Hydraulic

10.25.5	Poop (Heaving Power)	16.86 Tonnes

10.25.6	Poop (Brake Capacity)	49.23 Tonnes

10.25.7	Poop (Hauling Speed)	15 Meters/Minute

10.26	What type of winch brakes are fitted?	Friction Brake

10.27	Is brake testing equipment on board?	Yes

10.28	When were the brakes last tested?

10	MOORING BITTS

10.29	How many sets of mooring bitts are fitted on forecastle?	6

10.30	How many sets of mooring bitts are fitted on forward main deck?	5

10.31	How many sets of mooring bitts are fitted on aft main deck?	3

10.32	How many sets of mooring bitts are fitted on poop deck?	12

10.33	Distance of mooring chock for breast/spring lines forward of center of manifold	35 Meters

10.34	Distance of mooring chock for breast/spring lines aft of center of manifold	35 Meters

11	ANCHORS AND WINDLASS

10.35	What is the motive power of the windlass?	Hydraulic

10.36	What is the cable diameter?	66.675 Millimeters

10.37	Number of shackles - port cable?	12

10.38	Number of shackles - starboard cable?	12

10.39	Are bitter end connections to both cables capable of being slipped?	Yes

12	EMERGENCY TOWING ARRANGEMENTS

10.40	Is the vessel fitted with an Emergency Towing	Yes

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Arrangement? If no, ignore remainder of this section

10.41.1	Type of system (Forward)	Chain

10.41.2	Type of system (Aft)	Tow Cable

10.42.1	Safe Working Load (SWL) of system (Forward)	200 Tonnes

10.42.2	Safe Working Load (SWL) of system (Aft)	200 Tonnes

10.43.1	Is pick-up gear provided? (Forward)	Yes

10.43.2	Is pick-up gear provided? (Aft)	Yes

10.44.1	Towing pennant length (Forward)	Not applicable

10.44.2	Towing pennant length (Aft)	86 Meters

10.45.1	Towing pennant diameter (Forward)	Not applicable

10.45.2	Towing pennant diameter (Aft)	57 Millimeters

10.46.1	Type of strong point (Smit bracket etc) (Forward)	Smit Bracket

10.46.2	Type of strong point (Smit bracket etc) (Aft)	Pull back, escort type

10.47.1	Chafing chain size (Forward)	76 Millimeters

10.47.2	Chafing chain size (Aft)	Not applicable

10.48.1	Fairlead size (in format ABCmm x XYZmm) (Forward)	600x450

10.48.2	Fairlead size (in format ABCmm x XYZmm) (Aft)	600x450

10.49.1	Is pedestal roller fitted? (Forward)	Yes

10.49.2	Is pedestal roller fitted? (Aft)

10.50.1	Is vessel provided with towing wire? (Forward)

10.50.2	Is vessel provided with towing wire? (Aft)

10.50.1.1	If Yes, what is the diameter of towing wire? (Forward)	0 Millimeters

10.50.1.2	If Yes, what is the diameter of towing wire? (Aft)	0 Millimeters

10.50.2.1	If Yes, what is the length of towing wire? (Forward)	0 Meters

10.50.2.2	If Yes, what is the length of towing wire? (Aft)	0 Meters

10.52	What is the number of bitts in the bow area?	6

10.53	What is the height of the bitts in the bow area?	400 Millimeters

10.54	What is the safe working load of the bitts in the bow area?	55.7 Tonnes

10.55	What is the distance between bow fairleads and nearest bitts?	5000 Millimeters

10.56	Is the bow area clear of any obstructions which would hamper towing connections?

13	ESCORT TUG

10.57	SWL of closed chock on stern	200 Tonnes

10.58	SWL of bollard on poopdeck suitable for escort tug	55.7 Tonnes

10.59	Are stern chock and bollard capable of towing astern to 90 degrees?	Yes

14	SINGLE POINT MOORING (SPM) EQUIPMENT

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10.60	Does vessel comply with the latest edition of OCIMF ‘Recommendations for Equipment Employed in the Mooring of Vessels at Single Point Moorings (SPM)’?	Yes

10.61	Is vessel fitted with chain stopper(s)?	Yes

10.6 1.1	If Yes, how many?	1

10.61.2	If Yes, state type	Smit Bracket

10.61.3	If Yes, what is the Safe Working Load (SWL)?	200 Tonnes

10.62	What is the maximum size chain diameter the bow stopper(s) can handle?	76 Millimeters

10.63	Are closed fairleads of OCIMF recommended size (600mm x 450mm)?	Yes

10.63.1	If not, give details of size (in format ABCmm x XYZmm)

10.64	If two forward bow fairleads are fitted give distance between them	0 Millimeters

10.65	What is the distance between the bow fairlead and stopper/bracket?	0 Millimeters

10.66	What is the distance from the stopper bracket to roller lead/winch drum?	0 Meters

10.67	Is there a direct lead from the bow stopper to the winch drum (not the warping end)?

10.68	Is the winch storage drum capable of safely accommodating 150m X 80mm fibre pick up rope?	Yes

10.69	Is the winch storage drum capable of safely accommodating 200m X 80mm fibre pick up rope?

15	BOW MOORING ARRANGEMENT DIAGRAM

10.70	Bow Mooring Arrangement Diagram

16	MANIFOLD ARRANGEMENT

10.71	Manifold Arrangement Diagram

10.72	Distance K end of drip tray to center line of deck cleat	Millimeters

10.73	Distance L spill tray to centre line of bollard	0 Millimeters

10.74	Distance M length of bollard	0 Millimeters

17	LIFTING EQUIPMENT

10.75	How many derricks does the vessel have?

10.75.1	What is their safe working load (SWL)?	0 Tonnes

10.75.2	Date last tested

10.76	If cranes are fitted, how many?	1

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10.76.1	What is their safe working load (SWL)?	10 Tonnes

10.76.2	Date last tested

10.77	Is Safe Working Load (SWL) clearly marked on all lifting equipment?	Yes

10.78	Do the vessel’s derricks or cranes reach at least 1 metre outboard of rail?	Yes

10.79	How many bitts are there on each side of the manifold for tying off submarine hoses?	7

18	OTHER EQUIPMENT

10.80	Are accommodation ladders arranged to face aft when rigged?	Yes

10.81	Does vessel have Suez Canal boat davits?

10.82	Does vessel have Suez Canal projector?

CHAPTER 11 CHAPTER 11

1	COMMUNICATIONS AND ELECTRONICS

11.1	Is vessel certified for GMDSS?	Yes

11.2	What GMDSS areas is the vessel classed for? A1 A2 A3 A4	A3

11.3	Transponder (SART)	No

11.4	EPIRB	Yes

11.5	How many VHF radios are fitted on the bridge?	4

11.6	Is vessel fitted with VHF in the cargo control room (CCR)?	Yes

11.7	Is the CCR connected to the vessel’s internal communication system?	Yes

11.8	How many intrinsically safe walkie talkies are provided for cargo handling?	18

11.9	Is vessel fitted with an INMARSAT satellite communications system?	Yes

11.10	Does vessel carry at least three survival craft two-way radio telephones?	Yes

11.11	List any other communications equipment carried:

11.12	Can vessel transmit the helicopter homing signal on 410 KHz?

CHAPTER 12 CHAPTER 12

1	MAIN PROPULSION

12.1	Means of main propulsion	Motor

12.1.1	If motor state whether two stroke or four stroke	2 Stroke

12.1.2	If four stroke, state how many engines fitted	0

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12.2	Does vessel have single or twin propellers?	Single

12.3	Is vessel fitted with fixed or controllable pitch propeller(s)?	Fixed

12.4	How many boilers are fitted?	0

12.4.1	What is rated output of boilers?	0 Tonnes/Hour

12.5	What type of fuel is used for main propulsion?	HFO 380 cst

12.6	Are pressurised fuel pipes double sheathed?	Yes

12.7	When moored at SBM, is main engine capable of being run astern at low revolutions for extended periods (up to 24 hours continuously)?	Yes

12.8	Is vessel capable of maintaining speed below 5 Knots?	Yes

12.9	Is vessel fitted for Unmanned Machinery Space (UMS) operation?

12.9.1	Is vessel operated in UMS mode?	Yes

2	THRUSTERS

12.10	Is vessel fitted with a bow thruster?	Not applicable

12.10.1	If Yes, give Brake Horse Power	0 BHP

12.11	Is vessel fitted with a stern thruster?

12.11.1	If Yes, give Brake Horse Power	0 BHP

12.12	Is vessel fitted with high angle rudder?

12.12.1	If yes, what type	Not applicable

3	GENERATORS

12.13	How many power generators are fitted?	3

12.13.1	Indicate type of power generator(s)	MAN 6L23/30H 960KW

12.14	What type of fuel is used in the generating plant?	MGO Marine Gas Oil

12.15	Is vessel fitted with emergency generator or batteries?	Emergency generator

4	MAIN ENGINE AIR START COMPRESSORS

12.16	Number of main engine start compressors	20

12.17	Operating pressure	30 Bar

12.18	Motive power of emergency compressor	136 Cu Meter/Hour

5	BUNKERS

12.19.1	Fuel Oil (Tank Name)	HFO Bunker TK Port

12.19.2	Fuel Oil (Capacity)	334 Cu Meters

12.19.3	Diesel Oil (Tank Name)	Light Diesel TK Stbd

12.19.4	Diesel Oil (Capacity)	30 Cu Meters

12.19.5	Gas Oil (Tank Name)	MGO STOR TK Port

12.19.6	Gas Oil (Capacity)	45 Cu Meters

12.20.1	Fuel Oil (Tank Name)	HFO Bunker TK Stbd

12.20.2	Fuel Oil (Capacity)	492 Cu Meters

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12.20.3	Diesel Oil (Tank Name)	Light Diesel Settler TK

12.20.4	Diesel Oil (Capacity)	6.4 Cu Meters

12.20.5	Gas Oil (Tank Name)	MGO STOR TK Stbd

12.20.6	Gas Oil (Capacity)	113.68 Cu Meters

12.21.1	Fuel Oil (Tank Name)	HFO SERV TK Port

12.21.2	Fuel Oil (Capacity)	39.4 Cu Meters

12.21.3	Diesel Oil (Tank Name)	Light Diesel Serv. TK

12.21.4	Diesel Oil (Capacity)	7 Cu Meters

12.21.5	Gas Oil (Tank Name)	NO. 2 MGO SERV TK

12.21.6	Gas Oil (Capacity)	23.5 Cu Meters

12.22.1	Fuel Oil (Tank Name)	HFO SETT TK Port

12.22.2	Fuel Oil (Capacity)	39.4 Cu Meters

12.22.3	Diesel Oil (Tank Name)

12.22.4	Diesel Oil (Capacity)	0 Cu Meters

12.22.5	Gas Oil (Tank Name)	NO. 1 MGO SERV. TK Port

12.22.6	Gas Oil (Capacity)	20.8 Cu Meters

12.23.1	Fuel Oil (Tank Name)	L.S.H.F.O. Bunker TK Center

12.23.2	Fuel Oil (Capacity)	191.2 Cu Meters

12.23.3	Diesel Oil (Tank Name)

12.23.4	Diesel Oil (Capacity)	0 Cu Meters

12.23.5	Gas Oil (Tank Name)

12.23.6	Gas Oil (Capacity)	0 Cu Meters

12.24.1	Fuel Oil (Tank Name)	L.S.H.F.O SETT TK Port

12.24.2	Fuel Oil (Capacity)	50.1 Cu Meters

12.24.3	Diesel Oil (Tank Name)

12.24.4	Diesel Oil (Capacity)	0 Cu Meters

12.24.5	Gas Oil (Tank Name)

12.24.6	Gas Oil (Capacity)	0 Cu Meters

12.25.1	Fuel Oil (Tank Name)	L.S.H.F.O Serv. TK Port

12.25.2	Fuel Oil (Capacity)	46.1 Cu Meters

12.25.3	Diesel Oil (Tank Name)

12.25.4	Diesel Oil (Capacity)	0 Cu Meters

12.25.5	Gas Oil (Tank Name)

12.25.6	Gas Oil (Capacity)	0 Cu Meters

6	STEERING GEAR

12.26	What type of steering gear fitted?	Yoowon Hydraulic

12.27	How many motorized hydraulic pumps or motors fitted?	2

12.28	How many telemotors fitted?	0

12.29	Is an emergency rudder arrest/rudder control fitted?	Yes

7	ANTI-POLLUTION

12.30	Is an engine-room bilge high level alarm fitted?	Yes

12.31	Is a pump room bilge high level alarm fitted?	No

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12.32	Is there a permanently installed system for the disposal of residues from the machinery space sludge tank to shore?	Yes

12.33	Are there facilities on board to incinerate machinery space sludge?	Yes

CHAPTER 13 CHAPTER 13

1 SHIP TO SHIP TRANSFER

13.1	Does vessel comply with recommendations contained in OCIMF/ICS Ship To Ship Transfer Guide (Petroleum)?	Yes

13.2	Are at least 7 ratings available to assist with mooring operations?	Yes

13.3	What is Safe Working Load (SWL) of bitts in the manifold area?	25 Tonnes

13.4	Are manifold bitts at least 35 metres away from the breastlines leading fore and aft?	Yes

13.5	What is maximum outreach of vessel’s cranes or derricks outboard of the ship’s side?	5.9 Meters

13.6	Are four (4) 200m x 40mm messenger lines available for Ship-To-Ship (STS) mooring operations?

13.7	Are there two (2) closed chocks with associated bollards and leads to winches located within 35 metres forward and aft of the centre of the cargo manifold?	Yes

CHAPTER 14 CHAPTER 14

1 CHEMICAL CARRIER INFORMATION

14.1	In the case of a Chemical Carrier carrying oil, does the vessel comply fully with the requirements of MARPOL as per Section 8 of the IOPP Supplement (Form B)?	Yes

14.2	Is vessel equipped with an emergency portable cargo pump?	Yes

14.3	Are independent high level alarms fitted?	Yes

14.4	Is a tank overflow control system fitted?

14.4.1	Are these also fitted to deck tanks?

14.5	Are there cargo tank filling restrictions?	No

14.5.1	If yes

14.5.2	Filling restrictions are

14.6	Is the ship fitted with a fixed remote reading temperature system?	Yes

14.7	Is the ship fitted with a fixed remote pressure gauging equipment?	Yes

14.8	Specify other cargo measurement equipment available	Hermetic

14.9	Is an Efficient Stripping System fitted?	Yes

14.9.1	Are independent stripping lines fitted?

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14.9.2	What is the material of stripping lines?

14.9.3	What is the diameter of the stripping lines?	0 Millimeters

2	IGS

14.10.1	(IGS) Composition of gas supplied by	Oil Fired Generator

14.10.2	Nitrogen%	0 Percent

14.10.3	Carbon Dioxide %	0 Percent

14.10.4	Oxygen %	0 Percent

14.10.5	Sulphur Dioxide %	0 Percent

14.10.6	Carbon Monoxide %	0 Percent

14.10.7	Oxides of Nitrogen %	0 Percent

14.10.8	Dew Point degrees Celsius	0 Degrees C

14.11.1	(IGS) Composition of gas supplied by	Oil Fired Generator

14.11.2	Nitrogen%	0 Percent

14.11.3	Carbon Dioxide %	0 Percent

14.11.4	Oxygen %	0 Percent

14.11.5	Sulphur Dioxide %	0 Percent

14.11.6	Carbon Monoxide %	0 Percent

14.11.7	Oxides of Nitrogen %	0 Percent

14.11.8	Dew Point degrees Celsius	0 Degrees C

14.12	Is Cargo Tank Drier fitted?

14.12.1	If yes, manufacturer name

14.12.2	Capacity	0 Cu Meter/Hour

14.13	Is bottled Nitrogen available for deck use?

14.14	Is steam available on deck?	Yes

3	TANK CONDITIONING

14.15	Is there a fixed ventilation system?	Not applicable

14.15.1	What is the Total capacity?	0 Cu Meter/Hour

14.16	Is the fixed ventilation system fitted with a dehumidifier ?

14.16.1	What is the Total capacity?	0 Cu Meter/Hour

14.17	Is there independent piping?

14.17.1	Through cargo lines

14.17.2	Portable fans	Yes

14.17.3	Number:	2

14.17.4	Type:	Pneumatic

14.17.5	Capacity (one)	6850 Cu Meter/Hour

14.18	Are there gas freeing stand pipes?

14.18.1	Portable:

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14.18.2	Fixed

4	SAFETY

14.19	Is there Protective equipment for the protection of crew members available as per IBC 14.1.1 / BCH 3.16.1.?	Yes

14.20	When required by the Chemical Code, is respiratory and eye protection for every person on board available for emergency escape purposes?	Yes

14.21	When required by the Chemical Code, is there on board at least three sets of personnel protection safety equipment (IBC 14.2.1 / BCH 3.16)?	Yes

14.22	Is an Oxygen resuscitator available on board?	Yes

14.23	Are there at least two decontamination showers available on deck?	Yes

5	CARGO AND OTHER MANIFOLDS

14.24	Total number of manifold connections per side

14.24.1.1	Number (Port)	6

14.24.1.2	Size (Port)	355 Millimeters

14.24.2.1	Number (Starboard)	6

14.24.2.2	Size (Starboard)	355 Millimeters

14.25	Designed Max. loading rate	3600 Cu Meter/Hour

14.26	Height of cargo vapour connections above keel	21.25 Meters

14.27	Located on both sides?	Yes

14.28	Is there an additional connection to cargo system on deck?

14.28.1	If yes, position (distance from bow)	0 Meters

6	CARGO AND OTHER MANIFOLDS DIAGRAM

14.29	Cargo and Other Manifold Diagram

14.30	Dimension A	0 Millimeters

14.31	Dimension B	0 Millimeters

14.32	Dimension C	0 Millimeters

14.33	Dimension D	0 Millimeters

14.34	Dimension E	0 Millimeters

14.35	Dimension a	0 Millimeters

14.36	Dimension b	0 Millimeters

14.37	Dimension x	0 Millimeters

14.38	Dimension y	0 Millimeters

14.39	Dimension z	0 Millimeters

14.40	Dimension i	0 Meters

14.41	Dimension ii	0 Millimeters

14.42	Dimension iii	0 Millimeters

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7	CARGO TANK PARTICULARS

14.43.1	TANK NUMBER	1 port- Stbd

14.43.2	TANK LOCATION	Wings

14.43.3	IMO TYPE	3

14.43.4	CAPACITY 100%	2826 Cu Meters

14.43.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.43.6	MAX. TANK PRESSURE	0.2 Bar

14.43.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.43.8	PRESSURE MONITOR	Yes

14.43.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.43.10	STRIPPED ROB	13 Litres

14.43.11	HEATING MAX. TEMP	75 Degrees C

14.43.12	COOLING MIN. TEMP	0 Degrees C

14.43.13	CONSTRUCTION MATERIAL OR COATING	Epoxy

14.43.14	COATING DATE

14.43.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.43.16	HI/HI LEVEL ALARM TYPE	Float

14.43.17	LEVEL GAUGE TYPE	F

14.43.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.43.19	CLOSED SAMPLE TYPE	Hermatic

14.44.1	TANK NUMBER	2 port- Stbd

14.44.2	TANK LOCATION	Wings

14.44.3	IMO TYPE	3

14.44.4	CAPACITY 100%	4477.8 Cu Meters

14.44.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.44.6	MAX. TANK PRESSURE	0.2 Bar

14.44.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.44.8	PRESSURE MONITOR

14.44.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.44.10	STRIPPED ROB	13 Litres

14.44.11	HEATING MAX. TEMP	75 Degrees C

14.44.12	COOLING MIN. TEMP	0 Degrees C

14.44.13	CONSTRUCTION MATERIAL OR COATING	Epoxy

14.44.14	COATING DATE

14.44.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.44.16	HI/HI LEVEL ALARM TYPE	Float

14.44.17	LEVEL GAUGE TYPE	F

14.44.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.44.19	CLOSED SAMPLE TYPE	Hermatic

14.45.1	TANK NUMBER	3 port- stbd

14.45.2	TANK LOCATION	Wings

14.45.3	IMO TYPE	3

14.45.4	CAPACITY 100%	4883 Cu Meters

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14.45.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.45.6	MAX. TANK PRESSURE	0.2 Bar

14.45.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.45.8	PRESSURE MONITOR	Yes

14.45.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.45.10	STRIPPED ROB	13 Litres

14.45.11	HEATING MAX. TEMP	75 Degrees C

14.45.12	COOLING MIN. TEMP	0 Degrees C

14.45.13	CONSTRUCTION MATERIAL OR COATING	Epoxy

14.45.14	COATING DATE

14.45.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.45.16	HI/HI LEVEL ALARM TYPE	Float

14.45.17	LEVEL GAUGE TYPE	F

14.45.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.45.19	CLOSED SAMPLE TYPE	Hermetic

14.46.1	TANK NUMBER	4 Port- Stbd.

14.46.2	TANK LOCATION	Wings

14.46.3	IMO TYPE	3

14.46.4	CAPACITY 100%	4883 Cu Meters

14.46.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.46.6	MAX. TANK PRESSURE	0.2 Bar

14.46.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.46.8	PRESSURE MONITOR	Yes

14.46.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.46.10	STRIPPED ROB	13 Litres

14.46.11	HEATING MAX. TEMP	75 Degrees C

14.46.12	COOLING MIN. TEMP	0 Degrees C

14.46.13	CONSTRUCTION MATERIAL OR COATING	Epoxy

14.46.14	COATING DATE

14.46.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.46.16	HI/HI LEVEL ALARM TYPE	Float

14.46.17	LEVEL GAUGE TYPE	F

14.46.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.46.19	CLOSED SAMPLE TYPE	hermetic

14.47.1	TANK NUMBER	5 Port- Stbd

14.47.2	TANK LOCATION	Wings

14.47.3	IMO TYPE	3

14.47.4	CAPACITY 100%	4832 Cu Meters

14.47.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.47.6	MAX. TANK PRESSURE	0.2 Bar

14.47.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.47.8	PRESSURE MONITOR	Yes

14.47.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

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14.47.10	STRIPPED ROB	13 Litres

14.47.11	HEATING MAX. TEMP	75 Degrees C

14.47.12	COOLING MIN. TEMP	0 Degrees C

14.47.13	CONSTRUCTION MATERIAL OR COATING	Epoxy

14.47.14	COATING DATE

14.47.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.47.16	HI/HI LEVEL ALARM TYPE	Float

14.47.17	LEVEL GAUGE TYPE

14.47.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.47.19	CLOSED SAMPLE TYPE	Hermetic

14.48.1	TANK NUMBER	6 port- Stbd

14.48.2	TANK LOCATION	Wings

14.48.3	IMO TYPE	3

14.48.4	CAPACITY 100%	4273.6 Cu Meters

14.48.5	MAX. LOAD RATE	600 Cu Meter/Hour

14.48.6	MAX. TANK PRESSURE	0.2 Bar

14.48.7	MAX. VENTING CAPACITY	750 Cu Meter/Hour

14.48.8	PRESSURE MONITOR	Yes

14.48.9	CARGO PUMP CAPACITY	600 Cu Meter/Hour

14.48.10	STRIPPED ROB	13 Litres

14.48.11	HEATING MAX. TEMP	75 Degrees C

14.48.12	COOLING MIN. TEMP	0 Degrees C

14.48.13	CONSTRUCTION MATERIAL OR COATING	Epoxy

14.48.14	COATING DATE

14.48.15	HIGH LEVEL ALARM TYPE	Electronic sensor

14.48.16	HI/HI LEVEL ALARM TYPE	Float

14.48.17	LEVEL GAUGE TYPE	F

14.48.18	VAPOUR LOCKS DIAMETER	50 Millimeters

14.48.19	CLOSED SAMPLE TYPE	Hermetic

14.49.1	TANK NUMBER

14.49.2	TANK LOCATION

14.49.3	IMO TYPE

14.49.4	CAPACITY 100%	0 Cu Meters

14.49.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.49.6	MAX. TANK PRESSURE	0 Bar

14.49.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.49.8	PRESSURE MONITOR

14.49.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.49.10	STRIPPED ROB	0 Litres

14.49.11	HEATING MAX. TEMP	0 Degrees C

14.49.12	COOLING MIN. TEMP	0 Degrees C

14.49.13	CONSTRUCTION MATERIAL OR COATING

14.49.14	COATING DATE

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.49.15	HIGH LEVEL ALARM TYPE

14.49.16	HI/HI LEVEL ALARM TYPE

14.49.17	LEVEL GAUGE TYPE

14.49.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.49.19	CLOSED SAMPLE TYPE

14.50.1	TANK NUMBER

14.50.2	TANK LOCATION

14.50.3	IMO TYPE

14.50.4	CAPACITY 100%	0 Cu Meters

14.50.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.50.6	MAX. TANK PRESSURE	0 Bar

14.50.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.50.8	PRESSURE MONITOR

14.50.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.50.10	STRIPPED ROB	0 Litres

14.50.11	HEATING MAX. TEMP	0 Degrees C

14.50.12	COOLING MIN. TEMP	0 Degrees C

14.50.13	CONSTRUCTION MATERIAL OR COATING

14.50.14	COATING DATE

14.50.15	HIGH LEVEL ALARM TYPE

14.50.16	HI/HI LEVEL ALARM TYPE

14.50.17	LEVEL GAUGE TYPE

14.50.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.50.19	CLOSED SAMPLE TYPE

14.51.1	TANK NUMBER

14.51.2	TANK LOCATION

14.51.3	IMO TYPE

14.51.4	CAPACITY 100%	0 Cu Meters

14.51.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.51.6	MAX. TANK PRESSURE	0 Bar

14.51.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.51.8	PRESSURE MONITOR

14.51.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.51.10	STRIPPED ROB	0 Litres

14.51.11	HEATING MAX. TEMP	0 Degrees C

14.51.12	COOLING MIN. TEMP	0 Degrees C

14.51.13	CONSTRUCTION MATERIAL OR COATING

14.51.14	COATING DATE

14.51.15	HIGH LEVEL ALARM TYPE

14.51.16	HI/HI LEVEL ALARM TYPE

14.51.17	LEVEL GAUGE TYPE

14.51.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.51.19	CLOSED SAMPLE TYPE

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.52.1	TANK NUMBER

14.52.2	TANK LOCATION

14.52.3	IMO TYPE

14.52.4	CAPACITY 100%	0 Cu Meters

14.52.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.52.6	MAX. TANK PRESSURE	0 Bar

14.52.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.52.8	PRESSURE MONITOR

14.52.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.52.10	STRIPPED ROB	0 Litres

14.52.11	HEATING MAX. TEMP	0 Degrees C

14.52.12	COOLING MIN. TEMP	0 Degrees C

14.52.13	CONSTRUCTION MATERIAL OR COATING

14.52.14	COATING DATE

14.52.15	HIGH LEVEL ALARM TYPE

14.52.16	HI/HI LEVEL ALARM TYPE

14.52.17	LEVEL GAUGE TYPE

14.52.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.52.19	CLOSED SAMPLE TYPE

14.53.1	TANK NUMBER

14.53.2	TANK LOCATION

14.53.3	IMO TYPE

14.53.4	CAPACITY 100%	0 Cu Meters

14.53.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.53.6	MAX. TANK PRESSURE	0 Bar

14.53.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.53.8	PRESSURE MONITOR

14.53.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.53.10	STRIPPED ROB	0 Litres

14.53.11	HEATING MAX. TEMP	0 Degrees C

14.53.12	COOLING MIN. TEMP	0 Degrees C

14.53.13	CONSTRUCTION MATERIAL OR COATING

14.53.14	COATING DATE

14.53.15	HIGH LEVEL ALARM TYPE

14.53.16	HI/HI LEVEL ALARM TYPE

14.53.17	LEVEL GAUGE TYPE

14.53.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.53.19	CLOSED SAMPLE TYPE

14.54.1	TANK NUMBER

14.54.2	TANK LOCATION

14.54.3	IMO TYPE

14.54.4	CAPACITY 100%	0 Cu Meters

14.54.5	MAX. LOAD RATE	0 Cu Meter/Hour

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.54.6	MAX. TANK PRESSURE	0 Bar

14.54.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.54.8	PRESSURE MONITOR

14.54.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.54.10	STRIPPED ROB	0 Litres

14.54.11	HEATING MAX. TEMP	0 Degrees C

14.54.12	COOLING MIN. TEMP	0 Degrees C

14.54.13	CONSTRUCTION MATERIAL OR COATING

14.54.14	COATING DATE

14.54.15	HIGH LEVEL ALARM TYPE

14.54.16	HI/HI LEVEL ALARM TYPE

14.54.17	LEVEL GAUGE TYPE

14.54.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.54.19	CLOSED SAMPLE TYPE

14.55.1	TANK NUMBER

14.55.2	TANK LOCATION

14.55.3	IMO TYPE

14.55.4	CAPACITY 100%	0 Cu Meters

14.55.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.55.6	MAX. TANK PRESSURE	0 Bar

14.55.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.55.8	PRESSURE MONITOR

14.55.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.55.10	STRIPPED ROB	0 Litres

14.55.11	HEATING MAX. TEMP	0 Degrees C

14.55.12	COOLING MIN. TEMP	0 Degrees C

14.55.13	CONSTRUCTION MATERIAL OR COATING

14.55.14	COATING DATE

14.55.15	HIGH LEVEL ALARM TYPE

14.55.16	HI/HI LEVEL ALARM TYPE

14.55.17	LEVEL GAUGE TYPE

14.55.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.55.19	CLOSED SAMPLE TYPE

14.56.1	TANK NUMBER

14.56.2	TANK LOCATION

14.56.3	IMO TYPE

14.56.4	CAPACITY 100%	0 Cu Meters

14.56.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.56.6	MAX. TANK PRESSURE	0 Bar

14.56.7	MAX. VENTING CAPACITY	0 Cu Meter/Hou

14.56.8	PRESSURE MONITOR

14.56.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.56.10	STRIPPED ROB	0 Litres

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.56.11	HEATING MAX. TEMP	0 Degrees C

14.56.12	COOLING MIN. TEMP	0 Degrees C

14.56.13	CONSTRUCTION MATERIAL OR COATING

14.56.14	COATING DATE

14.56.15	HIGH LEVEL ALARM TYPE

14.56.16	HI/HI LEVEL ALARM TYPE

14.56.17	LEVEL GAUGE TYPE

14.56.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.56.19	CLOSED SAMPLE TYPE

14.57.1	TANK NUMBER

14.57.2	TANK LOCATION

14.57.3	IMO TYPE

14.57.4	CAPACITY 100%	0 Cu Meters

14.57.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.57.6	MAX. TANK PRESSURE	0 Bar

14.57.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.57.8	PRESSURE MONITOR

14.57.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.57.10	STRIPPED ROB	0 Litres

14.57.11	HEATING MAX. TEMP	0 Degrees C

14.57.12	COOLING MIN. TEMP	0 Degrees C

14.57.13	CONSTRUCTION MATERIAL OR COATING

14.57.14	COATING DATE

14.57.15	HIGH LEVEL ALARM TYPE

14.57.16	HI/HI LEVEL ALARM TYPE

14.57.17	LEVEL GAUGE TYPE

14.57.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.57.19	CLOSED SAMPLE TYPE

14.58.1	TANK NUMBER

14.58.2	TANK LOCATION

14.58.3	IMO TYPE

14.58.4	CAPACITY 100%	0 Cu Meters

14.58.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.58.6	MAX. TANK PRESSURE	0 Bar

14.58.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.58.8	PRESSURE MONITO

14.58.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.58.10	STRIPPED ROB	0 Litres

14.58.11	HEATING MAX. TEMP	0 Degrees C

14.58.12	COOLING MIN. TEMP	0 Degrees C

14.58.13	CONSTRUCTION MATERIAL OR COATING

14.58.14	COATING DATE

14.58.15	HIGH LEVEL ALARM TYPE

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.58.16	HI/HI LEVEL ALARM TYPE

14.58.17	LEVEL GAUGE TYPE

14.58.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.58.19	CLOSED SAMPLE TYPE

14.59.1	TANK NUMBER

14.59.2	TANK LOCATION

14.59.3	IMO TYPE

14.59.4	CAPACITY 100%	0 Cu Meters

14.59.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.59.6	MAX. TANK PRESSURE	0 Bar

14.59.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.59.8	PRESSURE MONITOR

14.59.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.59.10	STRIPPED ROB	0 Litres

14.59.11	HEATING MAX. TEMP	0 Degrees C

14.59.12	COOLING MIN. TEMP	0 Degrees C

14.59.13	CONSTRUCTION MATERIAL OR COATING

14.59.14	COATING DATE

14.59.15	HIGH LEVEL ALARM TYPE

14.59.16	HI/HI LEVEL ALARM TYPE

14.59.17	LEVEL GAUGE TYPE

14.59.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.59.19	CLOSED SAMPLE TYPE

14.60.1	TANK NUMBER

14.60.2	TANK LOCATION

14.60.3	IMO TYPE

14.60.4	CAPACITY 100%	0 Cu Meters

14.60.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.60.6	MAX. TANK PRESSURE	0 Bar

14.60.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.60.8	PRESSURE MONITOR

14.60.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.60.10	STRIPPED ROB	0 Litres

14.60.11	HEATING MAX. TEMP	0 Degrees C

14.60.12	COOLING MIN. TEMP	0 Degrees C

14.60.13	CONSTRUCTION MATERIAL OR COATING

14.60.14	COATING DATE

14.60.15	HIGH LEVEL ALARM TYPE

14.60.16	HI/HI LEVEL ALARM TYPE

14.60.17	LEVEL GAUGE TYPE

14.60.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.60.19	CLOSED SAMPLE TYPE

14.61.1	TANK NUMBER

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.61.2	TANK LOCATION

14.61.3	IMO TYPE

14.61.4	CAPACITY 100%	0 Cu Meters

14.61.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.61.6	MAX. TANK PRESSURE	0 Bar

14.61.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.61.8	PRESSURE MONITOR

14.61.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.61.10	STRIPPED ROB	0 Litres

14.61.11	HEATING MAX. TEMP	0 Degrees C

14.61.12	COOLING MIN. TEMP	0 Degrees C

14.61.13	CONSTRUCTION MATERIAL OR COATING

14.61.14	COATING DATE

14.61.15	HIGH LEVEL ALARM TYPE

14.61.16	HI/HI LEVEL ALARM TYPE

14.61.17	LEVEL GAUGE TYPE

14.61.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.61.19	CLOSED SAMPLE TYPE

14.62.1	TANK NUMBER

14.62.2	TANK LOCATION

14.62.3	IMO TYPE

14.62.4	CAPACITY 100%	0 Cu Meters

14.62.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.62.6	MAX. TANK PRESSURE	0 Bar

14.62.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.62.8	PRESSURE MONITOR

14.62.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.62.10	STRIPPED ROB	0 Litres

14.62.11	HEATING MAX. TEMP	0 Degrees C

14.62.12	COOLING MIN. TEMP	0 Degrees C

14.62.13	CONSTRUCTION MATERIAL OR COATING

14.62.14	COATING DATE

14.62.15	HIGH LEVEL ALARM TYPE

14.62.16	HI/HI LEVEL ALARM TYPE

14.62.17	LEVEL GAUGE TYPE

14.62.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.62.19	CLOSED SAMPLE TYPE

14.63.1	TANK NUMBER

14.63.2	TANK LOCATION

14.63.3	IMO TYPE

14.63.4	CAPACITY 100%	0 Cu Meters

14.63.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.63.6	MAX. TANK PRESSURE	0 Bar

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.63.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.63.8	PRESSURE MONITOR

14.63.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.63.10	STRIPPED ROB	0 Litres

14.63.11	HEATING MAX. TEMP	0 Degrees C

14.63.12	COOLING MIN. TEMP	0 Degrees C

14.63.13	CONSTRUCTION MATERIAL OR COATING

14.63.14	COATING DATE

14.63.15	HIGH LEVEL ALARM TYPE

14.63.16	HI/HI LEVEL ALARM TYPE

14.63.17	LEVEL GAUGE TYPE

14.63.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.63.19	CLOSED SAMPLE TYPE

14.64.1	TANK NUMBER

14.64.2	TANK LOCATION

14.64.3	IMO TYPE

14.64.4	CAPACITY 100%	0 Cu Meters

14.64.5	MAX. LOAD RATE	0 Cu Meter/Hour

14.64.6	MAX. TANK PRESSURE	0 Bar

14.64.7	MAX. VENTING CAPACITY	0 Cu Meter/Hour

14.64.8	PRESSURE MONITOR

14.64.9	CARGO PUMP CAPACITY	0 Cu Meter/Hour

14.64.10	STRIPPED ROB	0 Litres

14.64.11	HEATING MAX. TEMP	0 Degrees C

14.64.12	COOLING MIN. TEMP	0 Degrees C

14.64.13	CONSTRUCTION MATERIAL OR COATING

14.64.14	COATING DATE

14.64.15	HIGH LEVEL ALARM TYPE

14.64.16	HI/HI LEVEL ALARM TYPE

14.64.17	LEVEL GAUGE TYPE

14.64.18	VAPOUR LOCKS DIAMETER	0 Millimeters

14.64.19	CLOSED SAMPLE TYPE

8	BALLAST TANK CAPACITIES

14.65.1	TANK NUMBER	1 port

14.65.2	TANK LOCATION	Port

14.65.3	COATING DATE

14.65.4	CAPACITY	1000 Cu Meter/Hour

14.66.1	TANK NUMBER	1 stbd.

14.66.2	TANK LOCATION	Starboard

14.66.3	COATING DATE

14.66.4	CAPACITY	1000 Cu Meter/Hour

14.67.1	TANK NUMBER	2 port

14.67.2	TANK LOCATION	Port

14.67.3	COATING DATE

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.67.4	CAPACITY	1000 Cu Meter/Hour

14.68.1	TANK NUMBER	2 stbd.

14.68.2	TANK LOCATION	Starboard

14.68.3	COATING DATE

14.68.4	CAPACITY	1000 Cu Meter/Hour

14.69.1	TANK NUMBER	3 port

14.69.2	TANK LOCATION	Port

14.69.3	COATING DATE

14.69.4	CAPACITY	1000 Cu Meter/Hour

14.70.1	TANK NUMBER	3 stbd.

14.70.2	TANK LOCATION	Starboard

14.70.3	COATING DATE

14.70.4	CAPACITY	1000 Cu Meter/Hour

14.71.1	TANK NUMBER	4 port

14.71.2	TANK LOCATION	Port

14.71.3	COATING DATE

14.71.4	CAPACITY	1000 Cu Meter/Hour

14.72.1	TANK NUMBER	4 stbd.

14.72.2	TANK LOCATION	Port

14.72.3	COATING DATE

14.72.4	CAPACITY	1000 Cu Meter/Hour

14.73.1	TANK NUMBER	5 port

14.73.2	TANK LOCATION	Port

14.73.3	COATING DATE

14.73.4	CAPACITY	1000 Cu Meter/Hour

14.74.1	TANK NUMBER	5 stbd.

14.74.2	TANK LOCATION	Starboard

14.74.3	COATING DATE

14.74.4	CAPACITY	1000 Cu Meter/Hour

14.75.1	TANK NUMBER	6 port

14.75.2	TANK LOCATION	Port

14.75.3	COATING DATE

14.75.4	CAPACITY	1000 Cu Meter/Hour

14.76.1	TANK NUMBER	6 stbd

14.76.2	TANK LOCATION	Starboard

14.76.3	COATING DATE

14.76.4	CAPACITY	1000 Cu Meter/Hour

14.77.1	TANK NUMBER	Forepeak

14.77.2	TANK LOCATION

14.77.3	COATING DATE

14.77.4	CAPACITY	1000 Cu Meter/Hour

14.78.1	TANK NUMBER	Aft Peak

14.78.2	TANK LOCATION

14.78.3	COATING DATE

14.78.4	CAPACITY	1000 Cu Meter/Hour

14.79.1	TANK NUMBER

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.79.2	TANK LOCATION

14.79.3	COATING DATE

14.79.4	CAPACITY	0 Cu Meter/Hour

14.80.1	TANK NUMBER

14.80.2	TANK LOCATION

14.80.3	COATING DATE

14.80.4	CAPACITY	0 Cu Meter/Hour

14.81.1	TANK NUMBER

14.81.2	TANK LOCATION

14.81.3	COATING DATE

14.81.4	CAPACITY	0 Cu Meter/Hour

14.82.1	TANK NUMBER

14.82.2	TANK LOCATION

14.82.3	COATING DATE

14.82.4	CAPACITY	0 Cu Meter/Hour

14.83.1	TANK NUMBER

14.83.2	TANK LOCATION

14.83.3	COATING DATE

14.83.4	CAPACITY	0 Cu Meter/Hour

14.84.1	TANK NUMBER

14.84.2	TANK LOCATION

14.84.3	COATING DATE

14.85.1	TANK NUMBER

14.84.4	CAPACITY	0 Cu Meter/Hour

14.85.2	TANK LOCATION

14.85.3	COATING DATE

14.85.4	CAPACITY	0 Cu Meter/Hour

14.86	TOTAL CAPACITY	14000 Cu Meter/Hour

9	TANK CLEANING SYSTEM

14.87	Is tank cleaning equipment fixed in cargo tanks?	Yes

14.88	Is portable tank cleaning equipment available?	Yes

14.89	What is the capacity of one tank cleaning machine?	36.5 Cu Meter/Hour

14.89.1	At pressure of:	9 Bar

14.89.2	Duration of complete cycle	120 Minutes

14.89.3	Nozzle diameter	30 Millimeters

14.90	Tank washing pump capacity	140 Cu Meter/Hour

14.91	Is a washing water heater fitted?	Yes

14.91.1	What is the Max. washing water temperature?	80 Degrees C

14.92	Maximum number of machines operative at pressure above	0

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

14.93	Where there is different type of equipment used, what is the capacity and type of equipment?	Not applicable

CHAPTER 15 CHAPTER 15

1	GAS CARRIER INFORMATION

15.1	Does vessel have an IOPPC with Form B identifying the vessel as an oil product carrier?	Yes

15.2	Do the Safety Construction and Safety Equipment Certificates identify the vessel as a ‘tanker engaged in the trade of carrying oil other than crude oil’?	No

2	CARGO INFORMATION

15.3	List products which the ship is Certified to carry

3	TRANSPORT AND CARRIAGE CONDITIONS

15.4	What is the Minimum allowable tank temperature?	Degrees C

15.5	What is the Maximum Permissible tank pressure?	0 KP/CM2

15.6	Lowest permissible cargo tank pressure	0 KP/CM2

15.7	What are the Number of grades that can be loaded/ carried/discharged simultaneously and completely segregated without risk of contamination?	0

15.8	What is the Number of Products that can be conditioned by reliquefaction simultaneously?	0

15.9	State the number of natural segregations (NB: Separation must be by the removal of spools or the insertion of blanks)	0

15.10	Material of Construction of Cargo Piping System

15.11	Is Cargo piping system fitted with filters?

15.11.1	If yes, can cargo piping filters be by-passed or removed?

15.12	Are Expansion loops fitted?

15.13	Are liquid cargo lines free of expansion bellows?

15.14	Location of Booster pumps

4	CARGO TANKS

15.15	What Type and materials of cargo tanks?

15.16	Maximum allowable relief valve setting	0 Bar guage

15.17	IMO Setting	0 Bar guage

15.18	USCG Setting	0 Bar guage

15.19	Safety valve set pressure - if variable give range of pilot valves	0 Bar

15.19.1	If variable give range of pilot valves - from:	0 Bar

15.19.2	If variable give range of pilot valves - to:	0 Bar

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

15.2	Maximum Vacuum	0 KP/CM2

15.21	Maximum cargo specific density	0

15.22	Maximum rate of cool down	0 Degrees C/Hr

15.23	State any limitations regarding partially filled tanks

15.24	State allowable combinations of filled and empty tanks

5	CARGO TANK CAPACITIES
15.25.1	Tank 1 Capacity m3 (100%)	0 Cu Meters

15.25.2	Tank 1 Butane Tonnes	0 Tonnes

15.25.3	Tank 1 Butane degrees C	0 Degrees C

15.25.4	Tank 1 Propane Tonnes	0 Tonnes

15.25.5	Tank 1 Propane degrees C	0 Degrees C

15.25.6	Tank 1 Ammonia Tonnes	0 Tonnes

15.25.7	Tank 1 Ammonia degrees C	0 Degrees C

15.25.7.1	Specify other cargo

15.25.8	Tank 1 “other” Tonnes	0 Tonnes

15.25.9	Tank 1 “other” degrees C	0 Degrees C

15.25.10	Tank 1 “other” Tonnes	0 Tonnes

15.25.11	Tank 1 “other” degrees C	0 Degrees C

15.26.1	Tank 2 Capacity m3 (100%)	0 Cu Meters

15.26.2	Tank 2 Butane Tonnes	0 Tonnes

15.26.3	Tank 2 Butane degrees C	0 Degrees C

15.26.4	Tank 2 Propane Tonnes	0 Tonnes

15.26.5	Tank 2 Propane degrees C	0 Degrees C

15.26.6	Tank 2 Ammonia Tonnes	0 Tonnes

15.26.7	Tank 2 Ammonia degrees C	0 Degrees C

15.26.7.1	Specify other cargo

15.26.8	Tank 2 “other” Tonnes	0 Tonnes

15.26.9	Tank 2 “other” degrees C	0 Degrees C

15.26.10	Tank 2 “other” Tonnes	0 Tonnes

15.26.11	Tank 2 “other” degrees C	0 Degrees C

15.27.1	Tank 3 Capacity m3 (100%)	0 Cu Meters

15.27.2	Tank 3 Butane Tonnes	0 Tonnes

15.27.3	Tank 3 Butane degrees C	0 Degrees C

15.27.4	Tank 3 Propane Tonnes	0 Tonnes

15.27.5	Tank 3 Propane degrees C	0 Degrees C

15.27.6	Tank 3 Ammonia Tonnes	0 Tonnes

15.27.7	Tank 3 Ammonia degrees C	0 Degrees C

15.27.7.1	Specify other cargo

15.27.8	Tank 3 “other” Tonnes	0 Tonnes

15.27.9	Tank 3 “other” degrees C	0 Degrees C

15.27.10	Tank 3 “other” Tonnes	0 Tonnes

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

15.27.11	Tank 3 other” degrees C	0 Degrees C

15.28.1	Tank 4 Capacity m3 (100%)	0 Cu Meters

15.28.2	Tank 4 Butane Tonnes	0 Tonnes

15.28.3	Tank 4 Butane degrees C	0 Degrees C

15.28.4	Tank 4 Propane Tonnes	0 Tonnes

15.28.5	Tank 4 Propane degrees C	0 Degrees C

15.28.6	Tank 4 Ammonia Tonnes	0 Tonnes

15.28.7	Tank 4 Ammonia degrees C	0 Degrees C

15.28.7.1	Specify other cargo

15.28.8	Tank 4 “other” Tonnes	0 Tonnes

15.28.9	Tank 4 “other” degrees C	0 Degrees C

15.28.10	Tank 4 “other” Tonnes	0 Tonnes

15.28.11	Tank 4 “other” degrees C	0 Degrees C

15.29.1	Tank 5 Capacity m3 (100%)	0 Cu Meters

15.29.2	Tank 5 Butane Tonnes	0 Tonnes

15.29.3	Tank 5 Butane degrees C	0 Degrees C

15.29.4	Tank 5 Propane Tonnes	0 Tonnes

15.29.5	Tank 5 Propane degrees C	0 Degrees C

15.29.6	Tank 5 Ammonia Tonnes	0 Tonnes

15.29.7.1	Specify other cargo

15.29.7	Tank 5 Ammonia degrees C	0 Degrees C

15.29.8	Tank 5 “other” Tonnes	0 Tonnes

15.29.9	Tank 5 “other” degrees C	0 Degrees C

15.29.10	Tank 5 “other” Tonnes	0 Tonnes

15.29.11	Tank 5 “other” degrees C	0 Degrees C

15.30.1	Tank 6 Capacity m3 (100%)	0 Cu Meters

15.30.2	Tank 6 Butane Tonnes	0 Tonnes

15.30.3	Tank 6 Butane degrees C	0 Degrees C

15.30.4	Tank 6 Propane Tonnes	0 Tonnes

15.30.5	Tank 6 Propane degrees C	0 Degrees C

15.30.6	Tank 6 Ammonia Tonnes	0 Tonnes

15.30.7	Tank 6 Ammonia degrees C	0 Degrees C

15.30.7.1	Specify other cargo

15.30.8	Tank 6 “other” Tonnes	0 Tonnes

15.30.9	Tank 6 “other” degrees C	0 Degrees C

15.30.10	Tank 6 “other” Tonnes	0 Tonnes

15.30.11	Tank 6 “other” degrees C	0 Degrees C

15.31.1	Tank 7 Capacity m3 (100%)	0 Cu Meters

15.31.2	Tank 7 Butane Tonnes	0 Tonnes

15.31.3	Tank 7 Butane degrees C	0 Degrees C

15.31.4	Tank 7 Propane Tonnes	0 Tonnes

15.31.5	Tank 7 Propane degrees C	0 Degrees C

15.31.6	Tank 7 Ammonia Tonnes	0 Tonnes

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

15.31.7	Tank 7 Ammonia degrees C	0 Degrees C

15.31.7.1	Specify other cargo

15.31.8	Tank 7 “other” Tonnes	0 Tonnes

15.31.9	Tank 7 “other” degrees C	0 Degrees C

15.31.10	Tank 7 “other” Tonnes	0 Tonnes

15.31.11	Tank 7 “other” degrees C	0 Degrees C

15.32.1	Tank 8 Capacity m3 (100%)	0 Cu Meters

15.32.2	Tank 8 Butane Tonnes	0 Tonnes

15.32.3	Tank 8 Butane degrees C	0 Degrees C

15.32.4	Tank 8 Propane Tonnes	0 Tonnes

15.32.5	Tank 8 Propane degrees C	0 Degrees C

15.32.6	Tank 8 Ammonia Tonnes	0 Tonnes

15.32.7	Tank 8 Ammonia degrees C	0 Degrees C

15.32.7.1	Specify other cargo

15.32.8	Tank 8 “other” Tonnes	0 Tonnes

15.32.9	Tank 8 “other” degrees C	0 Degrees C

15.32.10	Tank 8 “other” Tonnes	0 Tonnes

15.32.11	Tank 8 “other” degrees C	0 Degrees C

15.33	Total Capacity of all tanks (100%)	0 Cu Meters

15.34	Total Capacity of all Butane tanks Tonnes	0 Tonnes

15.35	Total Capacity of all Propane tanks Tonnes	0 Tonnes

15.36	Total Capacity of all Ammonia tanks Tonnes	0 Tonnes

15.37	Total Capacity of all “other” tanks Tonnes	0 Tonnes

15.38	Total Capacity of all “other” tanks Tonnes	0 Tonnes

6	LOADING RATES

15.39	From Refrigerated Storage

15.39.1	Butane - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.2	Butane - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.39.3	Propane - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.4	Propane - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.39.5	Ammonia - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.6	Ammonia - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.39.7	“other” - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.7.1	Specify other cargo

15.39.8	“other” - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.39.9	“other” - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.39.10	“other” - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40	From Pressure Storage

15.40.1	Butane 0-30deg C - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.40.2	Butane 0-30deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40.3	Propane 0 deg C - Rate (tonnes/hr) with vapor	0 Tonnes/Hour

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return
15.40.4	Propane 0 deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40.5	Propane 10 deg C - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.40.6	Propane 10 deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40.7	Propane 20 deg C - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.40.8	Propane 20 deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.40.9	Propane 30 deg C - Rate (tonnes/hr) with vapor return	0 Tonnes/Hour

15.40.10	Propane 30 deg C - Rate (tonnes/hr) without vapor return	0 Tonnes/Hour

15.41	Special remarks

7	DISCHARGING - GENERAL

15.42	Cargo Pumps

15.42.1	Type of Cargo Pumps

15.42.2	Number of pumps per tank	0

15.42.3	Rate per Pump m3/hr	0 Cu Meter/Hour

15.42.4	At Delivery Head mlc	0 Meters liquid column

15.42.5	Maximum density kg/m3	0 KG/Cu Meter

15.43	Booster Pump

15.43.1	Type of Booster Pumps

15.43.2	Number of pumps per tank	0

15.43.3	Rate per Pump m3/hr	0 Cu Meter/Hour

15.43.4	At Delivery Head mlc	0 Meters liquid column

15.43.5	Maximum density kg/m3	0 KG/Cu Meter

8	DISCHARGE PERFORMANCE

15.44	Full Cargo Discharge Times (using all main pumps)

15.44.1	Fully Refrigerated

15.44.1.1	Hours (Back Press 1 kP/cm2) with vapor return	0 Hours

15.44.1.2	Hours (Back Press 1 kP/cm2) without vapor return	0 Hours

15.44.1.3	Hours (Back Press 5 kP/cm2) with vapor return	0 Hours

15.44.1.4	Hours (Back Press 5 kP/cm2) without vapor return	0 Hours

15.44.1.5	Hours (Back Press 10 kP/cm2) with vapor return	0 Hours

15.44.1.6	Hours (Back Press 10 kP/cm2) without vapor return	0 Hours

15.44.2	Pressurized

15.44.2.1	Hours (Back Press 1 kP/cm2) with vapor return	0 Hours

15.44.2.2	Hours (Back Press 1 kP/cm2) without vapor return	0 Hours

15.44.2.3	Hours (Back Press 5 kP/cm2) with vapor return	0 Hours

15.44.2.4	Hours (Back Press 5 kP/cm2) without vapor return	0 Hours

15.44.2.5	Hours (Back Press 10 kP/cm2) with vapor return	0 Hours

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

9	UNPUMPABLES

15.45	Tank 1 (m3)	0 Cu Meters

15.46	Tank 2 (m3)	0 Cu Meters

15.47	Tank 3 (m3)	0 Cu Meters

15.48	Tank 4 (m3)	0 Cu Meters

15.49	Tank 5 (m3)	0 Cu Meters

15.50	Tank 6 (m3)	0 Cu Meters

15.51	Tank 7 (m3)	0 Cu Meters

15.52	Tank 8 (m3)	0 Cu Meters

15.53	Total	0 Cu Meters

10	VAPORIZING UNPUMPABLES

15.54	Process used

15.55	Time to vaporize liquid unpumpables remaining after full cargo discharge - Propane	0 Hours

15.56	Time to vaporize liquid unpumpables remaining after full cargo discharge - Butane	0 Hours

15.57	Time to vaporize liquid unpumpables remaining after full cargo discharge - Ammonia	0 Hours

15.58	Specify other cargo

15.58.1	Time to vaporize liquid unpumpables remaining after full cargo discharge - Other	0 Hours

15.59	Specify other cargo

15.59.1	Time to vaporize liquid unpumpables remaining after full cargo discharge - Other	0 Hours

15.6	Specify other cargo

15.60.1	Time to vaporize liquid unpumpables remaining after full cargo discharge - Other	0 Hours

11	RELIQUEFACTION PLANT

15.61	Plant Design Conditions - air temperature degrees C	0 Degrees C

15.61.1	Plant Design Conditions - sea temperature degrees C	0 Degrees C

15.62	Is the plant single stage/direct?

15.62.1	Is the plant two stage/direct?

15.62.2	Is the plant simple cascade?

15.63	Coolant type

15.64	Compressor type

15.64.1	Compressor makers name

15.64.2	Number of compressors	0

15.64.3	Capacity per unit	0 Cu Meter/Hour

15.64.4	Are they Oil Free?

12	COOLING CAPACITY

15.65.1	State Cooling capacity for Propane @ -42 degrees	0 KCal/Hour

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

C
15.65.2	State Cooling capacity for Propane @ -20 degrees C	0 KCal/Hour

15.65.3	State Cooling capacity for Propane @ -5 degrees C	0 KCal/Hour

15.66.1	State Cooling capacity for Butane @ -42 degrees	0 KCal/Hour

15.66.2	State Cooling capacity for Butane @ -20 degrees C	0 KCal/Hour

15.66.3	State Cooling capacity for Butane @ -5 degrees C	0 KCal/Hour

13	CARGO TEMPERATURE LOWERING CAPABILITY

15.67.1.2	Time taken to lower the temperature of:

15.67.1.1	Propane from … degrees C to - 42 degrees C	0 Degrees C

15.67.	1.2 Hours	0 Hours

15.67.1.3	Propane from -5 degrees C to - 42degrees C	0 Hours

15.67.1.4	Propane from -38 degrees C to - 42degrees C	0 Hours

15.67.1.5	Propane from +20 degrees C to - 0.5degrees C	0 Hours

15.67.1.6	Propane from +10 degrees C to -0.5degrees C	0 Hours

15.67.2.1	Butane from +20 degrees C to -0.5degrees C	0 Hours

15.67.2.2	Butane from +10 degrees C to -0.5degrees C	0 Hours

15.67.2.3	Butane from +10 degrees C to -5degrees C	0 Hours

15.67.3.1	Cargo

15.67.3.2	From	0 Degrees C

15.67.3.3	To	0 Degrees C

15.67.3.4	Hours	0 Hours

15.67.4.1	Cargo

15.67.4.2	From	0 Degrees C

15.67.4.3	To	0 Degrees C

15.67.4.4	Hours	0 Hours

15.67.5.1	Cargo

15.67.5.2	From	0 Degrees C

15.67.5.3	To	0 Degrees C

15.67.5.4	Hours	0 Hours

15.67.6.1	Cargo

15.67.6.2	From	0 Degrees C

15.67.6.3	To	0 Degrees C

15.67.6.4	Hours	0 Hours

15.68	Is there an emergency discharge method available?

15.68.1	If yes, the method is:

15.69	Sample points are provided for vapour

15.69.1	Sample points are provided for liquid

14	DECK TANK CAPACITIES

15.70	Are Deck pressure tanks fitted ?

15.71	Propane Capacity	0 Cu Meters

15.72	Butane Capacity	0 Cu Meters

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

15.73	Ammonia Capacity	0 Cu Meters

15.74	Maximum allowable relief valve setting	0 Bar guage

15.75	Material of tank

15	PRE-LOADING COOLDOWN

15.76.1	Propane - Quantity of Coolant Required	0 Cu Meters

15.76.2	Propane - Time required to cooldown cargo tanks from ambient temperature with vapour return line	0 Hours

15.76.3	Propane - Time required to cooldown cargo tanks from ambient temperature without vapour return line	0 Hours

15.77.1	Butane - Quantity of Coolant Required	0 Cu Meters

15.77.2	Butane - Time required to cooldown cargo tanks from ambient temperature with vapour return line	0 Hours

15.77.3	Butane - Time required to cooldown cargo tanks from ambient temperature without vapour return line	0 Hours

15.78.1	Ammonia - Quantity of Coolant Required	0 Cu Meters

15.78.2	Ammonia - Time required to cooldown cargo tanks from ambient temperature with vapour return line	0 Hours

15.78.3	Ammonia - Time required to cooldown cargo tanks from ambient temperature without vapour return line	0 Hours

15.79.1	VCM - Quantity of Coolant Required	0 Cu Meters

15.79.2	VCM - Time required to cooldown cargo tanks from ambient temperature without vapour return line	0 Hours

15.79.3	VCM - Time required to cooldown cargo tanks from ambient temperature with vapour return line	0 Hours

16	VAPORISER

15.80	Type of Vaporiser

15.81	Number of Vaporisers fitted	0

15.82.1	Capacity per unit - Propane	0 Cu Meter/Hour vapour

15.82.2	Liquid Supply Rate	0 Cu Meter/Hour liquid

15.82.3	Delivery Temperature	0 Degrees C

15.83.1	Capacity per unit - Ammonia	0 Cu Meter/Hour vapour

15.83.2	Liquid Supply Rate	0 Cu Meter/Hour liquid

15.83.3	Delivery Temperature	0 Degrees C

15.84.1	Capacity per unit - Nitrogen	0 Cu Meter/Hour vapour

15.84.2	Liquid Supply Rate	0 Cu Meter/Hour liquid

15.84.3	Delivery Temperature	0 Degrees C

17	BLOWER

15.85	Type of Blower

15.85.1	Rated Capacity	0 Cu Meter/Hour

15.85.2	Delivery Pressure	0 KP/CM2

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18	CARGO RE-HEATER

15.86	Type of Re-Heater

15.86.1	Number Fitted	0

15.86.2	Heating Medium

15.87.1	Discharge rates with sea water at 15 degrees C to raise product temperature of Propane from -42 degrees C to -5 degrees C	0 Cu Meter/Hour

15.87.2	Discharge rates with sea water at 15 degrees C to raise product temperature of Ammonia from -42 degrees C to -5 degrees C	0 Cu Meter/Hour

19	HYDRATE CONTROL

15.88	What is the type of Depressant?

15.89	What is the freezing point temperature?	0 Degrees C

15.90	What is the Quantity of Depressant Carried?	0 Litres

15.91	What is the means of injection?

15.92	Name any other system used

15.93	Is there an Additional pressure relief system fitted?

15.94	Is Emergency cargo jettison provided?

15.95	If yes, can Emergency cargo jettisoning be isolated from the cargo system when not in use?

20	CARGO MEASUREMENT

15.96	Level Gauges

15.96.1	Are level gauges local or remote?

15.96.2	Name of manufacture

15.96.3	Type

15.96.4	Rated Accuracy	0 Percent

15.96.5	Certifying Authority

15.96.6	Are slip tubes installed?

15.97	Temperature Gauges

15.97.1	Name of manufacture

15.97.2	Type

15.97.3	Rated Accuracy	0 Percent

15.97.4	Certifying Authority

15.98	Pressure Gauges

15.98.1	Name of manufacture

15.98.2	Type

15.98.3	Rated Accuracy	0 Percent

15.98.4	Certifying Authority

15.99	Oxygen Analyser

15.99.1	Name of manufacture

15.99.2	Type

15.99.3	What is the lowest level measurable?	0 Percent

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

15.100	Fixed Gas Analyser

15.100.	Name of manufacture

15.100.2	Type

15.101	Are Cargo tank calibration tables available?

15.101.1	Name of Measuring Company

15.101.2	Name of Certifying Authority

15.102.1	Calibration calculated to cm?

15.102.2	Calibration calculated to 1/2 cm?

15.103.1	Tables established to cm?

15.103.2	Tables established to mm?

15.103.3	Tables established to “other”

15.104	Are trim and list corrections available?

15.105	Are tape corrections available?

15.106	Are float gauge tape corrections available?

21	CARGO SAMPLING

15.107	Indicate whether cargo samples may be obtained from the levels specified:

15.107.1.1	Tank 1 top

15.107.1.2	Tank 1 middle

15.107.1.3	Tank 1 bottom

15.107.2.1	Tank 2 top

15.107.2.2	Tank 2 middle

15.107.2.3	Tank 2 bottom

15.107.3.1	Tank 3 top

15.107.3.2	Tank 3 middle

15.107.3.3	Tank 3 bottom

15.107.4.1	Tank 4 top

15.107.4.2	Tank 4 middle

15.107.4.3	Tank 4 bottom

15.107.5.1	Tank 5 top

15.107.5.2	Tank 5 middle

15.107.5.3	Tank 5 bottom

15.107.6.1	Tank 6 top

15.107.6.2	Tank 6 middle

15.107.6.3	Tank 6 bottom

15.107.7.1	Tank 7 top

15.107.7.2	Tank 7 middle

15.107.7.3	Tank 7 bottom

15.107.8.1	Tank 8 top

15.107.8.2	Tank 8 middle

15.107.8.3	Tank 8 bottom

15.108	Can samples be drawn from tank vapour outlet?

15.109	Can samples be drawn from manifold liquid line?

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15.110	Can samples be drawn from manifold vapour line?

15.111	Can samples be drawn from pump discharge line?

15.112	State sample connection type

15.112.1	State sample connection size	0 Millimeters

15.113	Number of ESD actuation points	0

22	CONNECTIONS TO SHORE FOR ESD AND COMMUNICATIONS SYSTEMS

15.114	Is ESD connection to shore available?

15.114.1	If yes, is the system pneumatic?

15.114.2	If yes, is the system electrical?

15.114.3	If yes, is the system fiber optic?

15.115	What is the type of plug used?

15.116	Are ESD hoses or cables available on board?

15.116.1	If yes, length of pneumatic	0 Millimeters

15.116.2	If yes, length of electrical	0 Millimeters

15.116.3	If yes, length of fiber optic	0 Millimeters

15.117	Is there a connection available for a telephone line?

15.118	Are ESD connections available on both sides of vessel?

15.118.1	Are ESD Fusible plugs fitted at tank domes?

15.118.2	Are ESD Fusible plugs fitted at manifolds?

15.119	Is the link compatible with the SIGTTO guidelines?

15.120	Type of manifold valve

15.120.1	Closing time in seconds	0 Seconds

15.120.2	Is closing time adjustable?

15.121	Is Independent high level shut down system fitted(overflow control)?

15.121.1	If yes, does the independent high level shutdown system also switch off running cargo pumps?

15.122	Shut down level %	0 Percent

23	INERT GAS

15.123	Main IG Plant

15.123.1	Type of system

15.123.2	Capacity	0 Cu Meter/Hour

15.123.3	Type of fuel used

15.123.4	Composition of IG - oxygen	0 Percent

15.123.5	Composition of IG - CO2	0 Percent

15.123.6	Composition of IG - Nox	0 Percent

15.123.7	Composition of IG - N2	0 Percent

15.123.8	Lowest dewpoint achievable	0 Degrees C

15.123.9	Used for

15.124	Auxiliary IG or Nitrogen plant

15.124.1	Type of System

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

15.124.2	Capacity	0 Cu Meter/Hour

15.124.3	Composition of IG - oxygen	0 Percent

15.124.4	Composition of IG - CO2	0 Percent

15.124.5	Composition of IG - Nox	0 Percent

15.124.6	Composition of IG - N2	0 Percent

15.124.7	Lowest dewpoint achievable	0 Degrees C

15.124.8	Used for

15.125	Nitrogen

15.125.1	Liquid storage capacity	0 Cu Meters

15.125.2	Daily boil-off loss	0 Cu Meters

15.125.3	Maximum supply pressure	0 KP/CM3

15.125.4	Supply capacity	0 Cu Meter/Hour

15.125.5	Used for

23	CARGO TANK INERTING/DE-INTERTING

15.126	What is the time taken to inert from fresh air to under 5% O2 at -25 degree C?	0 Hours

15.127	What is the time taken to inert from cargo vapour to fully inert at -25 degrees dewpoint when IG density is less than product?	0 Hours

15.128	What is the time taken to inert from cargo vapour to fully inert at -25 degrees dewpoint when IG density is greater than product?	0 Hours

15.129	Do relief valves discharging liquid cargo from the cargo piping system , discharge to the cargo vent mast?

15.129.1	If yes, is the vent mast equipped with liquid sensor and alarm?

15.129.2	If yes, does the alarm activate the pump stop?

15.130	Is there one ESD valve per manifold?

15.130.1	If no, the arrangement is:

15.131	Is a hand operated valve fitted outboard of the manifold ESD valve?

15.132	Does inert gas piping pass through accommodation spaces, service spaces or control stations?

15.133	Can the Inert Gas System be fully segregated from the cargo system?

15.134	Are liquid drains fitted in cargo piping?

15.135	Are purge points fitted?

15.136	Are local pressure gauges fitted outboard of the manifold valves?

15.137	Is a temperature sensor fitted at or near the manifold?

15.138	Is a cargo compressor room fitted?

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15.140	Is protective equipment for the protection of crew members available on board?

15.140.1	When required by the Gas Code, is respiratory and eye protection for every person on board available for emergency escape purposes?

15.140.2	Are two additional sets of respiratory and eye protection available on the navigating bridge?

15.141	Is there a permanently installed system of gas detection fitted?

15.141.1	Is the gas detection system fitted with high and low sampling heads/sensors?

25	GAS FREEING TO FRESH AIR

15.142	Plant used

15.143	What is the time taken from fully inert condition to fully breathable fresh air?	0 Hours

26	CHANGING CARGO GRADES

15.144	Indicate number of hours needed to change grades from the removal of pumpables to tanks fit to load and the quantity of inert gas consumed during the operation

15.144.1.1	From propane to butane	0 Hours

15.144.1.2	From propane to butane	0 Cu Meters

15.144.1.3	From propane to ammonia	0 Hours

15.144.1.4	From propane to ammonia	0 Cu Meters

15.144.1.5	From propane to VCM	0 Hours

15.144.1.6	From propane to VCM	0 Cu Meters

15.144.2.1	From butane to propane	0 Hours

15.144.2.2	From butane to propane	0 Cu Meters

15.144.2.3	From butane to ammonia	0 Hours

15.144.2.4	From butane to ammonia	0 Cu Meters

15.144.2.5	From butane to VCM	0 Hours

15.144.2.6	From butane to VCM	0 Cu Meters

15.144.3.1	From ammonia to propane	0 Hours

15.144.3.2	From ammonia to propane	0 Cu Meters

15.144.3.3	From ammonia to butane	0 Hours

15.144.3.4	From ammonia to butane	0 Cu Meters

15.144.3.5	From ammonia to VCM	0 Hours

15.144.3.6	From ammonia to VCM	0 Cu Meters

15.144.4	Restrictions

15.144.5.1	From VCM to propane	0 Hours

15.144.5.2	From VCM to propane	0 Cu Meters

15.144.5.3	From VCM to butane	0 Hours

15.144.5.4	From VCM to butane	0 Cu Meters

15.144.5.5	From VCM to ammonia	0 Hours

15.144.5.6	From VCM to ammonia	0 Cu Meters

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15.144.6	Note any operations that cannot be carried out at sea

27	CARGO MANIFOLD

15.145	Center of manifold to bow	0 Meters

15.146	Center of manifold to stern	0 Meters

15.147.1	Dimension A	0 Millimeters

15.147.2	Dimension B	0 Millimeters

15.147.3	Dimension C	0 Millimeters

15.147.4	Dimension D	0 Millimeters

15.147.5	Dimension E	0 Millimeters

15.147.6	Dimension F	0 Millimeters

15.147.7	Dimension G	0 Millimeters

15.147.8	Dimension H	0 Millimeters

15.148.1	Pipe Flange A - duty

15.148.2	Pipe Flange A - rating	0 Bar

15.148.3	Pipe Flange A - size	0 Millimeters

15.148.4	Pipe Flange A raised or flat face

15.149.1	Pipe Flange B - duty

15.149.2	Pipe Flange B - rating	0 Bar

15.149.3	Pipe Flange B - size	0 Millimeters

15.149.4	Pipe Flange B raised or flat face

15.150.1	Pipe Flange C - duty

15.150.2	Pipe Flange C - rating	0 Bar

15.150.3	Pipe Flange C - size	0 Millimeters

15.150.4	Pipe Flange C raised or flat face

15.151.1	Pipe Flange D - duty

15.151.2	Pipe Flange D - rating	0 Bar

15.151.3	Pipe Flange D - size	0 Millimeters

15.151.4	Pipe Flange D raised or flat face

15.152.1	Pipe Flange E - duty

15.152.2	Pipe Flange E - rating	0 Bar

15.152.3	Pipe Flange E - size	0 Millimeters

15.152.4	Pipe Flange E raised or flat face

15.153.1	Pipe Flange F - duty

15.153.2	Pipe Flange F - rating	0 Bar

15.153.3	Pipe Flange F - size	0 Millimeters

15.153.4	Pipe Flange F raised or flat face

15.154.1	Pipe Flange G - duty

15.154.2	Pipe Flange G - rating	0 Bar

15.154.3	Pipe Flange G - size	0 Millimeters

15.154.4	Pipe Flange G raised or flat face

15.155.1	Pipe Flange H - duty

15.155.2	Pipe Flange H - rating	0 Bar

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

15.155.3	Pipe Flange H - size	0 Millimeters

15.155.4	Pipe Flange H raised or flat face

15.156	Height above uppermost continuous deck	0 Millimeters

15.157	Distance from ship side	0 Millimeters

15.158	Height above load waterline	0 Millimeters

15.159	Height above light waterline	0 Millimeters

28	MANIFOLD ARRANGEMENT LOCATED ON TOP OF COMPRESSOR

15.160	Distance from rail of compressor room/platform to presentation flanges	0 Millimeters

15.161	Distance from deck of compressor room/platform/try to centre of manifold	0 Millimeters

29	CARGO MANIFOLD REDUCERS

15.162.1	Number of ANSI Class 300 reducers carried onboard	0

15.162.2	Flange rating of ANSI Class 300 reducer	0 Bar

15.162.3	Size of ANSI Class 300 reducer	0 Millimeters

15.162.4	Length of ANSI Class 300 reducer	0 Millimeters

15.163.1	Number of ANSI Class 300 to Class 150 reducers carried onboard	0

15.163.2	Flange rating of ANSI Class 300 to Class 150 reducer	0 Bar

15.163.3	Size of ANSI Class 300 to Class 150 reducer	0 Millimeters

15.163.4	Length of ANSI Class 300 to Class 150 reducer	0 Millimeters

15.164.1	Number of ANSI Class 150 reducers carried onboard	0

15.164.2	Flange rating of Class 150 reducer	0 Bar

15.164.3	Size of ANSI Class 150 reducer	0 Millimeters

15.164.4	Length of ANSI Class 150 reducer	0 Millimeters

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Vessel Particulars Questionnaire for Sunshine State	IMO: 9408114

CHAPTER 16 CHAPTER 16

1	OBO / OO /COB CARRIERS

16.1	State design of hatches

16.2	State type of hatches

16.3	State if hatches fitted with single or double seals in hatch coaming

16.4	Last date cargo holds/tanks were tested to normal working pressure (min.500mm wg) to prove gas tightness of hatches

16.5	Were the hatches proven to be gas tight?

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